Exhibit 10.4

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been has been marked with a triple asterisk ("***") and has been filed separately with the Securities and Exchange Commission.



                    AIRBUS A330/A340 PURCHASE AGREEMENT

                       Dated as of November 24, 1998

                                  between

                              AVSA, S.A.R.L.,

                                   Seller

                                    and


                          US Airways Group, Inc.,

                                   Buyer



                              C O N T E N T S


         CLAUSES                    TITLE


          0                         PURCHASE AGREEMENT

          1                         DEFINITIONS

          2                         SALE AND PURCHASE

          3                         CHANGES

          4                         PRICE

          5                         PRICE REVISION

          6                         PAYMENT TERMS

          7                         PLANT REPRESENTATIVES - INSPECTION

          8                         BUYER'S ACCEPTANCE

          9                         DELIVERY

         10                         EXCUSABLE DELAY

         11                         INEXCUSABLE DELAY

         12                         WARRANTIES AND SERVICE LIFE POLICY

         13                         PATENT INDEMNITY

         14                         TECHNICAL PUBLICATIONS

         15                         CUSTOMER ASSISTANCE

         16                         TRAINING AND TRAINING AIDS

         17                         VENDORS' PRODUCT SUPPORT

         18                         BUYER FURNISHED EQUIPMENT AND DATA

         19                         ASSIGNMENT

         20                         DATA RETRIEVAL

         21                         TERMINATION FOR CERTAIN EVENTS

         22                         MISCELLANEOUS PROVISIONS



         EXHIBITS                   TITLE


         EXHIBIT "A-1"     A330-200 AIRCRAFT SPECIFICATION

         EXHIBIT "A-2"     A330-300 AIRCRAFT SPECIFICATION

         EXHIBIT "A-3"     A340-200 AIRCRAFT SPECIFICATION

         EXHIBIT "A-4"     A340-300 AIRCRAFT SPECIFICATION

         EXHIBIT "B"       [INTENTIONALLY LEFT BLANK]

         EXHIBIT "C"       SCN FORM

         EXHIBIT "D"       SELLER SERVICE LIFE POLICY

         EXHIBIT "E"       CERTIFICATE OF ACCEPTANCE

         EXHIBIT "F"       TECHNICAL PUBLICATIONS

         EXHIBIT "G"       AIRFRAME PRICE REVISION FORMULA

         EXHIBIT "H-1"     PRATT & WHITNEY PRICE REVISION FORMULA FOR
                           A330-200 AND A330-300 AIRCRAFT

         EXHIBIT "H-2"     CFM INTERNATIONAL PRICE REVISION FORMULA FOR
                           A340-200 AND A340-300 AIRCRAFT




                     P U R C H A S E  A G R E E M E N T


This agreement is made this 24 day of November 1998


between
                  AVSA, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

                  2, rond-point Maurice Bellonte
                  31700 BLAGNAC
                  FRANCE

                  (hereinafter referred to as the "Seller")

and

                  US Airways Group, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at

                  2345 Crystal Drive
                  Arlington, VA   22227

                  (hereinafter referred to as the "Buyer")


WHEREAS,


a) the Buyer wishes to purchase and the Seller is willing to sell up to thirty (30) Airbus Industrie aircraft, upon the terms and conditions herein provided; and

b) the Seller is a sales subsidiary of Airbus Industrie, G.I.E., and will purchase the A330 and A340 model aircraft from Airbus Industrie, G.I.E., for resale to the Buyer.


NOW THEREFORE IT IS AGREED AS FOLLOWS:


1 -               DEFINITIONS

                  For all purposes of this agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

                  A319/A320/A321 Agreement - the A319/A320/A321 Purchase Agreement originally executed as of October 31, 1997, including all exhibits, appendices and letter agreements attached or otherwise incorporated therein and all SCNs, as the same has been and may in the future be amended or modified (whether by formal amendment, letter, correspondence or otherwise in writing) from time to time, and in effect from time to time.

                  A330 Aircraft - any or all A330-200 Aircraft and A330-300 Aircraft.

                  A330-200 Aircraft - any or all of the Firm A330-200 Aircraft, Reconfirmable A330-200 Aircraft and Additional Aircraft that the Buyer selects as A330-200 aircraft and Aircraft that the Buyer converts into A330-200 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  A330-300 Aircraft - any or all of the Firm A330-300 Aircraft, Reconfirmable A330-300 Aircraft and Additional Aircraft that the Buyer selects as A330-300 aircraft and Aircraft that the Buyer converts into A330-300 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  A340 Aircraft - any or all A340-200 Aircraft and A340-300 Aircraft.

                  A340-200 Aircraft - any or all of the Firm A340-200 Aircraft, Reconfirmable A340-200 Aircraft and Additional Aircraft that the Buyer selects as A340-200 aircraft and Aircraft that the Buyer converts into A340-200 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  A340-300 Aircraft - any or all of the Firm A340-300 Aircraft, Reconfirmable A340-300 Aircraft and Additional Aircraft that the Buyer selects as A340-300 aircraft and Aircraft that the Buyer converts into A340-300 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  A330-200 Airframe - any A330-200 Aircraft, excluding the Propulsion Systems therefor.

                  A330-300 Airframe - any A330-300 Aircraft, excluding the Propulsion Systems therefor.

                  A340-200 Airframe - any A340-200 Aircraft, excluding the Propulsion Systems therefor.

                  A340-300 Airframe - any A340-300 Aircraft, excluding the Propulsion Systems therefor.

                  Additional Aircraft - up to sixteen (16) A330-300, A330-200, A340-300 and/or A340-200 model aircraft other than Firm Aircraft and Reconfirmable Aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors.

                  Agreement - this Airbus A330/A340 Purchase Agreement, including all exhibits, appendices and letter agreements attached or otherwise incorporated herein and all SCNs, as the same may be amended or modified (whether by formal amendment, letter, correspondence or otherwise in writing) from time to time, and in effect from time to time.

                  Aircraft - any or all of the A330 Aircraft and A340 Aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Airframe - any Aircraft, excluding the Propulsion Systems therefor.

                  Airframe Price Revision Formula - the formula set forth in Exhibit "G" of this Agreement.

                  ASC - Airbus Service Company, Inc., a corporation organized and existing under the laws of the State of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

                  Associated Contractors - collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

                  (1) AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE ("Aerospatiale"), whose principal office is at 37, Boulevard de Montmorency
                           75016 Paris
                           France

                  (2) BRITISH AEROSPACE (OPERATIONS) LTD, whose principal office is at
                           Warwick House
                           PO Box 87
                           Farnborough Aerospace Centre
                           Farnborough
                           Hants GU14 6YU
                           England

                  (3) CONSTRUCCIONES AERONAUTICAS, S.A., whose principal office is at
                           404 Avenida de Aragon
                           28022 Madrid
                           Spain

                  (4) DAIMLER-BENZ AEROSPACE AIRBUS, GmbH, whose principal office is at
                           Kreetslag 10
                           Postfach 95 01 09
                           21111 Hamburg
                           Germany

                  ATA Specification 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

                  ATA Specification 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

                  ATA Specification 102 - the specification issued by the Air Transport Association of America relating to software programs.

                  ATA Specification 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

                  ATA Specification 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

                  ATA Specification 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

                  ATA Specification 2100 - the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).

                  Base Price - for any Aircraft, Airframe or Propulsion Systems, as defined in Subclause 4.1 of this Agreement.

                  Buyer Furnished Equipment - for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

                  Commercial Constraints - means delivery positions that are not available solely because they are under offer to another customer or because they would require unreasonably expensive modifications to meet the Specification.

                  Courseware - computer-based-training programs developed and owned or licensed by the Seller in conjunction with the Buyer's training programs.

                  Customer Originated Changes - as defined in Subclause
                  14.5.3 of this Agreement.

                  Deposit - as defined in Subclause 6.2.4 of this Agreement.

                  Development Changes - as defined in Subclause 3.2 of this Agreement.

                  DGAC - the Direction Generale de l'Aviation Civile of France, or any successor agency thereto.

                  Excusable Delay - as defined in Subclause 10.1 of this Agreement.

                  FAA - the U.S. Federal Aviation Administration, or any successor agency thereto.

                  Failure - as defined in Subclause 12.2 of this Agreement.

                  Final Contract Price - as defined in Subclause 4.2 of this Agreement.

                  Firm A330-200 Aircraft - any or all of the Firm A330-300 Aircraft that the Buyer converts into A330-200 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Firm A330-300 Aircraft - any or all of the seven (7) firm A330-300 aircraft for which the delivery schedule is set forth in Subclause 9.1.1 hereof to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Firm A340-200 Aircraft - any or all of the Firm A330-300 Aircraft that the Buyer converts into A340-200 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Firm A340-300 Aircraft - any or all of the Firm A330-300 Aircraft that the Buyer converts into A340-300 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Firm Aircraft - any or all of the Firm A330-200 Aircraft, Firm A330-300 Aircraft, Firm A340-200 and Firm A340-300 Aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Industrial Constraints - means delivery positions that are not physically available, because production capacity limits have been reached.

                  Inexcusable Delay - as defined in Subclause 11.1 of this Agreement.

                  In-house Warranty - as referred to in Subclause 12.1.7 of this Agreement.

                  In-house Warranty Labor Rate - as defined in Subclause 12.1.7(v) of this Agreement.

                  Interface Problem - as defined in Subclause 12.4.1 of this Agreement.

                  Item - as defined in Subclause 12.2 of this Agreement.

                  LIBOR - for each stated interest period, the rate for deposits in US dollars being quoted to prime banks in the London Interbank Market for such an interest period, at 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. Such rate may be displayed on the Reuters Screen LIBO Page, the Bloomberg LIBOR screen, or in the Wall Street Journal or The Financial Times. The Buyer and Seller will consult these sources and agree on the rate. In the event that agreement cannot be reached, if at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1), otherwise the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

                  Manufacturer - Airbus Industrie, a "Groupement d'Interet Economique" established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France.

                  Material - "Material" will comprise: (a) Seller Parts, it being expressly understood that Seller Parts will not include parts manufactured pursuant to a Parts Manufacturing Authority, (b) Vendor Parts classified as rotable line replacement units, (c) Vendor Parts classified as expendable line maintenance parts, (d) ground support equipment (GSE) and special-to-type tools,
                  (e) hardware and standard material, and (f) consumables and raw material.

                  Material Breach - as defined in Subclause 21.1 of this Agreement.

                  Predelivery Payment - any payment made against the Final Contract Price of an Aircraft, the expected schedule for which is set forth in Subclause 6.2.2 of this Agreement.

                  Predelivery Payment Reference Price - as defined in Subclause 6.2.3 of this Agreement.

                  Product Support Agreements - as referred to in Subclause
                  17.1.1 of this Agreement.

                  Propulsion Systems - the (i) two (2) powerplants manufactured by Pratt & Whitney, to be installed on an A330 Aircraft at delivery, or (ii) four (4) powerplants manufactured by CFM International, to be installed on an A340 Aircraft at delivery, each composed of (x) the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) and (y) thrust reversers and nacelles that have been sold to the Manufacturer by Pratt & Whitney or CFM International, as applicable.

                  Qualifying Affiliate - as defined in Subclause 19.5 of this Agreement.

                  Reconfirmable A330-200 Aircraft - any or all of the Reconfirmable A330-300 Aircraft that the Buyer converts into A330-200 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Reconfirmable A330-300 Aircraft - any or all of the seven
                  (7) reconfirmable A330-300 aircraft for which the delivery schedule is set forth in Subclause 9.1.1 hereof to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Reconfirmable A340-200 Aircraft - any or all of the Reconfirmable A330-300 Aircraft that the Buyer converts into A340-200 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Reconfirmable A340-300 Aircraft - any or all of the Reconfirmable A330-300 Aircraft that the Buyer converts into A340-300 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  Reconfirmable Aircraft - any or all of the Reconfirmable A330-200 Aircraft, Reconfirmable A330-300 Aircraft, Reconfirmable A340-200 Aircraft and Reconfirmable A340-300 Aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                  RFC - as defined in Subclause 3.3 of this Agreement.

                  SCN - as defined in Subclause 3.1 of this Agreement.

                  Seller Parts - industrial proprietary components, equipment, accessories or parts of the Manufacturer manufactured to the detailed design of the Manufacturer or a subcontractor of it and bearing official part numbers of the Manufacturer or material for which the Seller has exclusive sales rights in the United States of America.

                  Service Life Policy - as referred to in Subclause 12.2 of this Agreement.

                  Specifications - as defined in Subclause 2.2 of this Agreement.

                  Standard Specifications - as defined in Subclause 2.2 of this Agreement.

                  Technical Publications - as defined in Subclause 14.1 of this Agreement.

                  Training - as defined in Subclause 16.1 of this Agreement.

                  Training Conference - as defined in Subclause 16.2.1 of this Agreement.

                  Vendor - each manufacturer of Vendor Parts.

                  Vendor Component - as defined in Subclause 12.4.3 of this Agreement.

                  Vendor Parts - any equipment, component, accessory, or
                  part installed in or intended to be installed in an Aircraft, other than Warranted Parts, Propulsion Systems and Buyer Furnished Equipment.

                  Warranted Part - as defined in Subclause 12.1.1 of this Agreement.

                  Warranty Claim - as defined in Subclause 12.1.6(iv) of this Agreement.

                  Working Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a legal holiday in the jurisdiction in which such action is required to be taken, provided that for purposes of determining when any notice or election, any payment or any delivery of any Aircraft is required to be made, "Working Days" will mean any day other than a Saturday, Sunday or other day designated as a legal holiday or on which banks are permitted to be closed in
                  (a) Toulouse, France, (b) New York, New York or (c) any other location where applicable United States federal offices (such as those of the FAA) are located.

                  The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof.

                  The term "including" as used in this Agreement means "including, without limitation," unless otherwise specified or unless the context otherwise requires.

                  Technical and trade items not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.


2 -               SALE AND PURCHASE

2.1               General

                  The Seller will cause to be manufactured and will sell and deliver, and the Buyer will buy and take delivery of, the Aircraft subject to the terms and conditions contained in this Agreement.

2.2               Specification Documents

                  Each Aircraft will be manufactured, and when delivered will be in accordance with the Specification for such
                  Aircraft:

                  (i) in respect of the A330-200 Aircraft, Standard Specification Document No. G.000.02000, Issue 3, dated October 15, 1996, with an MTOW of 230 tonnes (the "A330-200 Standard Specification"),

                  (ii) in respect of A330-300 Aircraft, Standard Specification Document No. G.000.03000, Issue 6, dated October 15, 1996, with an MTOW of 230 tonnes (the "A330-300 Standard Specification"),

                  (iii) in respect of A340-200 Aircraft, Standard Specification Document No. F.000.02000, Issue 6, dated January 15, 1997, with an MTOW of 275 tonnes (the "A340-200 Standard Specification"),

                  (iv) in respect of A340-300 Aircraft, Standard Specification, Document No. F.000.03000 Issue 6, dated January 15, 1997, with an MTOW of 275 tonnes (the "A340-300 Standard Specification").

                  Copies of the A330-200 Standard Specification, A330-300 Standard Specification, A340-200 Standard Specification and A340-300 Standard Specification are annexed hereto as, respectively, Exhibit "A-1," Exhibit "A-2," Exhibit "A-3" and Exhibit "A-4" to this Agreement (collectively, the "Standard Specifications"). The Standard Specifications, as amended by the change orders set forth in Exhibit "B" hereto are hereinafter referred to as the "Specifications." The Specifications may be further modified from time to time pursuant to the provisions of Clause 3 below.

2.3               Certification

                  Each Aircraft will be delivered to the Buyer with the Certificate of Airworthiness for Export issued by the DGAC for the Aircraft, and in a condition enabling the Buyer (or an eligible person under then applicable law) to immediately obtain at the time of delivery a US Standard Airworthiness Certificate issued pursuant to
                  Part 21 of the US Federal Aviation Regulations, and ***.

                  After transfer of title to the Aircraft will have occurred, and once the registration process with the FAA will have taken place, the Buyer will present to the DGAC, as the representative of the FAA, (i) the Certificate of Airworthiness for Export and (ii) the temporary registration certificate issued by the FAA, with respect to the Aircraft. The DGAC representative acting on behalf of the FAA will then immediately issue to the Buyer the US Standard Airworthiness Certificate for the Aircraft.

                  In addition, the Seller will assist the Buyer in obtaining at time of delivery of the first A330 Aircraft and first A340 Aircraft ***.

                  The Buyer will be responsible for the United States registration of the Aircraft. The Seller will have no obligation, whether before, at or after delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for specific operation on routes unique to the Buyer ***.

                  Except as set forth in this Subclause 2.3, the Seller will not be required to obtain any other certificate or approval with respect to the Aircraft.


3 -               CHANGES

3.1               Specification Change Notices

                  The Specifications may be amended from time to time by a Specification Change Notice, a written agreement between the parties (each such Specification Change Notice being herein called an "SCN" and being substantially in the form of Exhibit "C" hereto). Each SCN will set forth in detail the particular changes to be made in the Specifications, and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price (in base year dollars and, for information purposes only, in then current year dollars) of each Aircraft affected thereby and interchangeability or replaceability of parts. SCNs will not be binding on either party until signed by persons duly authorized in writing by the Buyer and the Seller, but upon being so signed will constitute amendments to this Agreement. All SCNs will be signed on behalf of the Buyer by an officer in its finance department and an officer in flight operations or maintenance, or alternatively may be signed by the Buyer's chief executive officer or president.

3.2               Development Changes

                  *** the Specifications may also be revised by the Seller without an SCN or the Buyer's consent solely to incorporate Manufacturer-decided changes that are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay, or ensure compliance with this Agreement and that do not increase the price or adversely affect the delivery, overall dimensions, weight, operational or maintenance requirements or performance of the Aircraft or adversely
                  (i) change the interchangeability or replaceability requirements of the Specifications with respect to parts or (ii) *** (hereinafter called "Development Changes").***

3.3               Requests and Approvals

                  In the event that the Buyer files a Request for Change ("RFC") with the Seller and the RFC does not subsequently become an SCN for any reason, such RFC will be cancelled without charge to the Buyer. Upon receipt of any request for a proposed change, the Seller will consider such request in good faith and will respond within ten (10) Working Days with (i) if possible, all appropriate information, including, a written estimated range of the cost thereof, the impact on the delivery dates of the applicable Aircraft and any certification requirements, or (ii) if (i) is not possible, with a date when the Seller will provide the Buyer with the information in
                  (i). In the event that the Buyer requests the Seller in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and the Seller agrees to such request and incorporates such change, but the change is not subsequently made the subject of an SCN for any reason (other than the Seller's unreasonable refusal to sign the SCN or otherwise acting in bad faith), the Buyer will pay to the Seller the actual direct cost of design and other work resulting from such request and incurred by the Seller ***. In the event that the Buyer requests the Seller in writing to proceed with a proposed change before any requisite approval of DGAC and FAA has been obtained and subsequently such DGAC or FAA approval is not obtained, any SCN which will have been executed in connection with such proposed change will be deemed canceled. ***

3.4               Specification Changes Before Delivery

                  If, pursuant to the promulgation, adoption, issuance, change or interpretation of any applicable law or regulation, any change in the Specifications has to be made before delivery of any Aircraft to enable ***. For each such change, the parties will sign an SCN specifying the effect, if any, of such change on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. If the Seller anticipates that the scheduled delivery of any Aircraft will be postponed by reason of such change, the delivery date of such Aircraft as provided in Subclause 9.1 will be extended to the extent required by reason of such change, ***.

                  The Seller will use all reasonable efforts to ensure that each Aircraft that is the subject of such postponement is "ready for delivery" without discrimination against the Aircraft.

                  ***

                  The cost of the changes applicable to Propulsion Systems, will be borne by the Buyer or the manufacturer thereof in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the Propulsion Systems.

3.5               Specification Changes After Delivery

                  Subclause 3.4 will not require the Seller to make any changes or modifications to or to make any payments or take any other action with respect to any Aircraft delivered to the Buyer before any law or regulation referred to in Subclause 3.4 is to be complied with. Any such changes or modifications made to an Aircraft after its delivery to the Buyer will be at the Buyer's expense, except as otherwise agreed between the Buyer and the Seller.

3.6               Specification Evolution

                  The Seller will keep the Buyer advised of any evolution in the design of the A330/A340 family of aircraft and of any new relevant option that becomes available with respect to the Aircraft.


4 -               PRICE

4.1               Base Price of the Aircraft

                  The "Base Price" of each Aircraft is the sum of:

                  (i)  the Base Price of the Airframe, and

                  (ii) the Base Price of the Propulsion Systems.

4.1.1             Base Price of the Airframe

4.1.1.1           A330-200 Airframe

                  The Base Price of the A330-200 Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

                  (i) the Base Price of the Standard A330-200 Airframe, as defined in the A330-200 Standard Specification set forth in Exhibit "A-1" hereto (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 1999, which is:

                                    US $***

                           (US dollars-***), and

                  (ii) a budgetary Base Price for SCNs to be mutually agreed upon, at delivery conditions prevailing in January 1999, which is:

                                    US $***

                           (US dollars-***).

4.1.1.2           A330-300 Airframe

                  The Base Price of the A330-300 Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

                  (i) the Base Price of the Standard A330-300 Airframe, as defined in the A330-300 Standard Specification set forth in Exhibit "A-2" hereto (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 1999, which is:

                                    US $***

                           (US dollars-***), and

                  (ii) a budgetary Base Price for SCNs to be mutually agreed upon, at delivery conditions prevailing in January 1999, which is:

                                    US $***

                           (US dollars-***).

4.1.1.3           A340-200 Airframe

                  The Base Price of the A340-200 Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

                  (i) the Base Price of the Standard A340-200 Airframe, as defined in the A340-200 Standard Specification set forth in Exhibit "A-3" hereto (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 1999, which is:

                                    US $***

                           (US dollars-***), and

                  (ii) a budgetary Base Price for SCNs to be mutually agreed upon, at delivery conditions prevailing in January 1999, which is:

                                    US $***

                           (US dollars-***).

4.1.1.4           A340-300 Airframe

                  The Base Price of the A340-300 Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

                  (i) the Base Price of the Standard A340-300 Airframe, as defined in the A340-300 Standard Specification set forth in Exhibit "A-4" hereto (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 1999, which is:

                                    US $***

                           (US dollars-***), and

                  (ii) a budgetary Base Price for SCNs to be mutually agreed upon, at delivery conditions prevailing in January 1999, which is:

                                    US $***

                           (US dollars-***).

4.1.1.5 The Base Price of the Airframe of each Aircraft will be revised to the actual delivery date of such Aircraft in accordance with the Airframe Price Revision Formula.

4.1.2             Base Price of the Propulsion Systems

4.1.2.1           A330 Aircraft:  Pratt & Whitney PW 4168A Propulsion Systems

                  The Base Price of a set of two (2) PW 4168A Propulsion Systems together with the related aft pylon fairing, at delivery conditions prevailing in January 1999, is:

                           US $***

                  (US dollars-***).

                  Said Base Price has been calculated with reference to the Reference Price indicated by Pratt & Whitney of US $*** and in accordance with economic conditions prevailing in ***.

                  Said Reference Price is subject to adjustment to the date of delivery of the A330 Aircraft in accordance with the Pratt & Whitney Price Revision Formula set forth in Exhibit "H-1" of this Agreement.

4.1.2.2           A340 Aircraft: CFM International CFM 56-5C4 Propulsion
                  Systems

                  The Base Price of a set of four (4) CFM 56-5C4 Propulsion Systems and additional standard equipment, at delivery conditions prevailing in January 1999, is:

                           US $ ***

                  (US dollars--***).

                  Said Base Price has been calculated with reference to the Reference Price indicated by CFM International of US $ *** as defined by the Reference Composite Price Index of *** and in accordance with economic conditions prevailing in ***.

                  Said Reference Price is subject to adjustment to the date of delivery of the A340 Aircraft in accordance with the CFM International Price Revision Formula set forth in Exhibit "H-2" of this Agreement.

4.2               Final Contract Price

                  The Final Contract Price of an Aircraft will be the sum of:

                  (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

                  (ii) the price (as of delivery conditions prevailing in January 1999) of any SCNs constituting a part of such Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Agreement, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

                  (iii) the Reference Price of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.2 of this Agreement; and

                  (iv) any other adjustment resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft and specifically stating that such adjustment is to be included in or taken into account in the Final Contract Price of an Aircraft, such as the Seller's purchase of Buyer Furnished Equipment from the Buyer.

4.3               Validity of Propulsion Systems Prices

                  It is understood that the prices cited above and the price revision formulas referred to in Subclause 5.2 concerning the Propulsion Systems and related equipment are based on information received from the relevant Propulsion Systems manufacturer and remain subject to any modifications that might be jointly communicated by such Propulsion Systems manufacturer and the Buyer to the Seller and the Manufacturer.

4.4               Taxes, Duties and Imposts

4.4.1 The Seller will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Buyer, or any assignee pursuant to an assignment as set forth in Clause 19, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, service, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected in the Republic of France under laws promulgated and enforceable in the Republic of France.

4.4.2 The Buyer will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever imposed upon the Seller (except for taxes based on or measured by the Seller's income), imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer, or imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller (except for income taxes collected by withholding), which are levied, assessed, charged or collected for or in connection with the sale, delivery or use of (except any use prior to delivery to the Buyer), or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been promulgated and are enforceable under any laws ***.

4.4.3 If a claim is made against one party (the "Indemnitee") for any taxes, duties, imposts or similar charges for which the other party (the "Indemnitor") has agreed to be liable pursuant to the provisions of this Agreement, the Indemnitee will promptly notify the Indemnitor. In lieu of any direction or request by the Indemnitor received within five (5) Working Days of the due date specified in said claim, the Indemnitee may pay the amount of said tax, duty, impost or charge and claim against the Indemnitor for reimbursement consistent with Subclause
                  4.4. However, if requested by the Indemnitor in writing, the Indemnitee will, at the Indemnitor's expense, take such action as the Indemnitor may reasonably direct with respect to such asserted liability and will not pay such taxes, duties, imposts or similar charges except under protest, if protest is necessary. If payment is made, the Indemnitee will, at the Indemnitor's expense, take such action as the Indemnitor may reasonably direct to recover payment and will, if requested, permit the Indemnitor in the Indemnitee's name to file a claim or commence an action to recover such payment. If the Indemnitee will receive a refund or credit for all or any part of such taxes, duties, imposts or similar charges, then the Indemnitee will promptly repay the Indemnitor the amount of any such refund or credits which are attributable to the amount paid by the Indemnitor, including any interest received thereon, but less any expenses incurred by the Indemnitee in pursuing such refund or credit.


5 -               PRICE REVISION

5.1               Airframe Price Revision Formula

                  The Base Price of the Airframe of each Aircraft will be revised to the actual delivery date of such Aircraft in accordance with the Airframe Price Revision Formula, unless otherwise provided in this Agreement.

5.2               Propulsion Systems Price Revision Formula

                  The Reference Price of the Propulsion Systems will be revised to the actual delivery date of the Aircraft on which such Propulsion Systems are installed in accordance with the revision formula set forth in, as applicable, Exhibit "H-1" or Exhibit "H-2" hereto, unless otherwise provided in this Agreement.


6 -               PAYMENT TERMS

6.1               Method and Place of Payment

6.1.1 The Buyer will pay all sums due hereunder in immediately available funds in United States dollars by credit to the Seller's account at Credit Lyonnais, New York Branch, or to such other account located in the United States of America as the Seller will designate by notice to the Buyer.

6.1.2 The Seller will pay all sums due hereunder to the Buyer in immediately available funds in United States dollars by credit to the Buyer's account, account no. 2147591, at PNC Bank in Pittsburgh, Pennsylvania, or to such other account located in the United States of America as the Buyer designates by notice to the Seller.

6.2               Predelivery Payments

6.2.1             ***

6.2.2 Predelivery Payments will be paid according to the following schedules.

6.2.2.1           ***

6.2.2.2           ***

6.2.3             The Predelivery Payment Reference Price is defined as:

                  A =      Pb (1 + ***)

                  where

                  A   =    the Predelivery Payment Reference Price for
                           Aircraft to be delivered in calendar year T.

                  Pb = the Base Price of the Aircraft as defined in Subclause 4.1 above.

                  N  =     (T -1999)

                  T =      the year of delivery of the relevant Aircraft.

6.2.4 The Seller acknowledges that it has already received from the Buyer the sum of US$*** (US dollars-***), which represents a deposit of US$ *** (US dollars-***) for each of the Firm A330-300 Aircraft and a deposit of US$ *** for each of the Reconfirmable A330-300 Aircraft (each a "Deposit"). Each Deposit paid with respect to each particular Firm A330-300 Aircraft and Reconfirmable A330-300 Aircraft will be credited without interest against the first Predelivery Payment for the applicable Firm A330-300 Aircraft and Reconfirmable A330-300 Aircraft due in accordance with the schedules above in Subclause 6.2.2.

6.3               Payment of Final Contract Price

                  Concurrently with the transfer of title to each Aircraft, the Buyer will pay to the Seller the Final Contract Price thereof, less the total amount of the Predelivery Payments theretofore received by the Seller for such Aircraft under Subclause 6.2 above,***. The Seller's receipt of the full amount of all Predelivery Payments and of the Final Contract Price *** will be a condition precedent to the Seller's obligation to deliver such Aircraft.

6.4               Payment of Other Amounts

                  Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Subclauses 6.2.2 and 6.3 above will be paid by the Buyer concurrently with the delivery of the corresponding Aircraft or, if invoiced after delivery of such Aircraft, within one (1) month after the invoice date.

6.5               Overdue Payments

                  If any payment due under this Agreement is not received on the date or dates as agreed upon between the Buyer and the Seller, the person entitled to receive payments (the "Recipient") will have the right to claim from the person owing such payment (the "Payor") and the Payor will promptly pay to the Recipient *** interest at a rate per annum equal to *** on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Recipient. For purposes of the foregoing sentence, any period of less than one month will be prorated to include the period during which the payment is overdue. The Recipient's right to receive such interest will be in addition to any other rights of the Recipient hereunder or at law. ***

6.6               Refund of Predelivery Payments

                  The Buyer will have no right to any refund of any deposit or Predelivery Payment received by the Seller, except as otherwise provided in this Agreement.

6.7               Proprietary Interest

                  The Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Agreement.

6.8               Tender of Delivery

                  In addition to any other rights and remedies available to the Seller, the Seller will not be obligated to tender delivery of any Aircraft to the Buyer, if, *** the Buyer is still in default of its obligation to make any Predelivery Payment due with respect to such Aircraft.

6.9               Payment in Full

                  The Buyer's obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind.


7 -               PLANT REPRESENTATIVES - INSPECTION

7.1               Inspection Procedures

7.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors, and such representatives will, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections will be agreed upon with the Buyer prior to any inspection, based on modifications to the Manufacturer's Quality Instruction document.

7.1.2 For the purposes of Subclause 7.1.1 above and commencing with the date of this Agreement until the delivery of the last Aircraft, the Seller will furnish free-of-charge adequate secretarial assistance and suitable, private and secure (with access limited and controlled by the Buyer in its sole discretion) space, office equipment, telecommunications (including telephone and facsimile lines and equipment for professional use only) and facilities in or conveniently located with respect to Aerospatiale's works in Toulouse, France, for the use of not more than six (6) (or more if reasonably necessary) representatives of the Buyer during the aforementioned period.

7.1.3 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by the Buyer and its said representatives will be performed in such manner as not to unreasonably delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft. The Seller will not permit, and will cause the Manufacturer not to permit, any representatives, employees, agents or personnel of any other airline or customer to inspect, or to have access to, the Aircraft or any designs or specifications relating thereto.

7.2               INDEMNITY

7.2.1             SCOPE

                  IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 7, THE SELLER AND THE BUYER PROVIDE THE
                  INDEMNITIES SET FORTH IN SUBCLAUSES 7.2.2 AND 7.2.3.

7.2.2             SELLER'S INDEMNITY

                  THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

                  (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO OR DEATH OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS OR INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7) CAUSED BY THE BUYER OR ITS REPRESENTATIVES, AND

                  (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES) CAUSED BY THE BUYER OR ITS REPRESENTATIVES,

                  ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7.

                  THIS INDEMNITY OF THE SELLER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

7.2.3             BUYER'S INDEMNITY

                  THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

                  (I) FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7,

                  (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES, AND

                  (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

                  WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE SELLER'S, THE MANUFACTURER'S OR ANY OF THE ASSOCIATED CONTRACTORS' OR THEIR RESPECTIVE SUBCONTRACTORS' OR THEIR RESPECTIVE OFFICERS', AGENTS' OR EMPLOYEES' WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

7.2.4             CLAIMS

                  IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY, OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 7.2, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL HAVE THE RIGHT TO INVESTIGATE, AND THE RIGHT IN ITS SOLE DISCRETION TO ASSUME AND CONDUCT THE DEFENSE OF OR SETTLE OR COMPROMISE, SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. HOWEVER, IF IN THE REASONABLE OPINION OF THE INDEMNITEE, SUCH DEFENSE, SETTLEMENT OR COMPROMISE INVOLVES THE POTENTIAL IMPOSITION OF CRIMINAL LIABILITY ON THE INDEMNITEE OR A CONFLICT OF INTEREST BETWEEN THE INDEMNITOR AND THE INDEMNITEE, THE INDEMNITOR WILL NOT BE ENTITLED TO ASSUME AND CONDUCT THE DEFENSE OF ANY SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. THE INDEMNITEES WILL BE ENTITLED, AT THEIR OWN EXPENSE, ACTING THROUGH ONE (1) COUNSEL, TO PARTICIPATE IN ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT THE DEFENSE OF WHICH HAS BEEN ASSUMED BY THE INDEMNITOR PURSUANT TO THE PRECEDING PROVISIONS, PROVIDED, THAT SUCH PARTICIPATION DOES NOT, IN THE REASONABLE OPINION OF INDEPENDENT COUNSEL OF THE INDEMNITOR, INTERFERE WITH THE CONDUCT OF SUCH DEFENSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO SETTLEMENT OR COMPROMISE WILL BE ENTERED INTO WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNITEE, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. EACH INDEMNITEE WILL COOPERATE WITH THE INDEMNITOR IN THE INVESTIGATION AND CONDUCT OF THE DEFENSE OF ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT INDEMNIFIED HEREUNDER.

                  IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 7.2, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST THE SELLER.


8 -               BUYER'S ACCEPTANCE

8.1               Acceptance Procedures

8.1.1 The Seller or any Affiliate thereof acting as the Seller's designee will give to the Buyer not less than thirty (30) days' notice of the proposed date and time when the Buyer's acceptance tests will be conducted, and, in the event that the Buyer elects to attend the said tests, the Buyer will cooperate in complying with the reasonable requirements of the Seller with the intention of completing all tests within five (5) Working Days after commencement. The tests will take place at Aerospatiale's works near Toulouse, France, and will be carried out by the personnel of the Manufacturer (accompanied, if the Buyer so wishes, by representatives of the Buyer up to a total of six (6) (or more if reasonably requested by the Buyer) acting as observers, of whom not more than two (2) will have access to the cockpit at any one time and of whom one (1) may act as copilot, subject to such person's appropriate certification). During flight tests, these representatives will comply with the instructions of the Manufacturer's representatives. The Manufacturer will not normally be required in the course of such acceptance tests to fly any of the Aircraft for more than an aggregate of three (3) hours, unless more time is necessary to complete the acceptance tests.

8.1.2 The Seller will cause ASC, at no cost to the Buyer, to brief, and provide one (1) free-of-charge four (4) hour simulator session for each new set of acceptance pilots. This briefing will provide specific information related to acceptance flights.

8.1.3 The acceptance tests will be designed to demonstrate the satisfactory functioning of the Aircraft and all systems relating thereto, and compliance with the terms, requirements and conditions of this Agreement, including conformity to the Specifications and ***. The successful completion of such acceptance tests will also be deemed to demonstrate compliance with the Specifications. The acceptance tests will be conducted in accordance with the Manufacturer's aircraft acceptance procedure, as amended to incorporate the Buyer's reasonable requests. At the time of delivery, the Aircraft will comply with all relevant limits and tolerances specified in the Aircraft Maintenance Manual. In the event that the Buyer does not attend the tests or fails to so cooperate, the Seller may complete them in the absence of the Buyer, provided that the Seller has given the Buyer reasonable prior written notice of not less than seven (7) days of its intention to complete such tests and the Buyer remains absent or uncooperative. The Buyer will be deemed to have accepted the tests, if such tests are reasonably deemed satisfactory by the Seller, and the Seller will furnish such data with respect to such tests as the Buyer may reasonably request. Notwithstanding the above, said acceptance by the Buyer will not impair the rights of the Buyer that derive from the warranties relating to the Aircraft.

8.1.4 If the acceptance tests for an Aircraft are not successfully completed or there is a defect, the Buyer, within two (2) days after such tests, will give notice to the Seller specifying such unsuccessful completion or defect. Thereafter the Seller will, without unreasonable hindrance from the Buyer, carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft for new acceptance tests, including flight tests if necessary, demonstrate the elimination of the defect, such tests to be held and carried out in accordance with this Subclause 8.1. In order to avoid a delay in the delivery of any Aircraft found to have one or more defects, the Buyer may elect with the consent of the Seller (such consent not to be unreasonably withheld) to take delivery of such Aircraft prior to the correction of such defects and without prejudice to any rights the Buyer may have under this Agreement against the Seller by reason of such defects.

                  In the event the Buyer elects to take delivery of an Aircraft with defects pursuant to the preceding paragraph, delivery of such Aircraft will be made as originally scheduled, and such defects will be corrected, at the Seller's expense, by the Buyer or the Seller at such subsequent time as is mutually acceptable to the Buyer and the Seller, and as will be set forth in a written agreement that will state the settlement agreed by the Buyer and the Seller with respect to such defects.

8.1.5 Within three (3) months of execution of the Agreement, the Buyer and the Seller will review the technical documentation provided by the Seller at delivery of each Aircraft, and, if practicable, will agree on any reasonable changes to such documentation deemed necessary by the Buyer.

8.2               Seller's Use of Aircraft

                  The Seller will be entitled to use, without compensation to the Buyer, each Aircraft prior to its delivery as may be necessary to obtain the certificates required under Clause 2 hereof. Such use will not *** affect the Buyer's obligation to accept delivery of any Aircraft hereunder.
                  ***

8.3               Certificate of Acceptance

                  When the Aircraft is "ready for delivery" as defined below in Subclause 9.2, the Buyer will forthwith give to the Seller a signed Certificate of Acceptance in the form attached as Exhibit "E" in respect of the relevant Aircraft. Should the Buyer fail to so deliver the said Certificate, then the Buyer will be deemed to be in default as though it had without warrant rejected delivery of such Aircraft when duly tendered to it hereunder and will thereafter bear all costs and expenses resulting from such delay in delivery. The execution and delivery of a Certificate of Acceptance by the Buyer in respect of an Aircraft will not constitute waiver by the Buyer of any rights and remedies it may have in respect of any Aircraft under Clauses 12 and 13 of this Agreement.

8.4               Finality of Acceptance

                  The Buyer's acceptance of delivery of each Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5               INDEMNITY

8.5.1             SCOPE

                  IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 8, THE SELLER AND THE BUYER PROVIDE THE
                  INDEMNITIES SET FORTH IN SUBCLAUSES 8.5.2 AND 8.5.3.

8.5.2             SELLER'S INDEMNITY

                  THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

                  (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8) CAUSED BY THE BUYER OR ITS REPRESENTATIVES, AND

                  (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES), CAUSED BY THE BUYER OR ITS REPRESENTATIVES,


                  ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8.

                  THIS INDEMNITY OF THE SELLER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

8.5.3             BUYER'S INDEMNITY

                  THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

                  (I) FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8,

                  (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES, AND

                  (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

                  WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE SELLER'S, THE MANUFACTURER'S OR ANY OF THE ASSOCIATED CONTRACTORS' OR THEIR RESPECTIVE SUBCONTRACTORS' OR THEIR RESPECTIVE OFFICERS', AGENTS' OR EMPLOYEES' WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

8.5.4             CLAIMS

                  IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 8.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL HAVE THE RIGHT TO INVESTIGATE, AND THE RIGHT IN ITS SOLE DISCRETION TO ASSUME AND CONDUCT THE DEFENSE OF OR SETTLE OR COMPROMISE, SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT.

                  HOWEVER, IF IN THE REASONABLE OPINION OF THE INDEMNITEE, SUCH DEFENSE, SETTLEMENT OR COMPROMISE INVOLVES THE POTENTIAL IMPOSITION OF CRIMINAL LIABILITY ON THE INDEMNITEE OR A CONFLICT OF INTEREST BETWEEN THE INDEMNITOR AND THE INDEMNITEE, THE INDEMNITOR WILL NOT BE ENTITLED TO ASSUME AND CONDUCT THE DEFENSE OF ANY SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. THE INDEMNITEES WILL BE ENTITLED, AT THEIR OWN EXPENSE, ACTING THROUGH ONE (1) COUNSEL, TO PARTICIPATE IN ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT THE DEFENSE OF WHICH HAS BEEN ASSUMED BY THE INDEMNITOR PURSUANT TO THE PRECEDING PROVISIONS, PROVIDED, THAT SUCH PARTICIPATION DOES NOT, IN THE REASONABLE OPINION OF INDEPENDENT COUNSEL OF THE INDEMNITOR, INTERFERE WITH THE CONDUCT OF SUCH DEFENSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO SETTLEMENT OR COMPROMISE WILL BE ENTERED INTO WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNITEE, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. EACH INDEMNITEE WILL COOPERATE WITH THE INDEMNITOR IN THE INVESTIGATION AND CONDUCT OF THE DEFENSE OF ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT INDEMNIFIED HEREUNDER.

                  IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 8.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST THE SELLER.


9 -               DELIVERY

9.1               Delivery Locations, Schedule and Notice of Delivery Date

                  Subject to the provisions of this Agreement, the Seller will have the Aircraft ready for delivery at Aerospatiale's works near Toulouse, France.

9.1.1 The Buyer will accept the Aircraft, during the months and years set forth below in this Subparagraph 9.1.1.

                  (i)      Firm A330-300 Aircraft

                           ***

                  (ii)     Reconfirmable A330-300 Aircraft

                           ***

                  The delivery dates for Firm A330-300 Aircraft ***.

                  In addition, the delivery dates set forth in Subclause 9.1.1(i) are ***.

9.1.2             [INTENTIONALLY LEFT BLANK]

9.1.3             [INTENTIONALLY LEFT BLANK]

9.1.4             ***

9.2               Certificate of Airworthiness

                  Each Aircraft will for the purpose of this Agreement be deemed to be "ready for delivery" upon (a) the satisfactory completion of its acceptance tests, (b) the issuance of Certificate of Airworthiness for Export in the "Transport Category" with respect thereto by the DGAC, and (c) the Seller's compliance with the other obligations to be performed by it under Subclauses 2.3 and 9.3 hereof.

9.3               Title

                  Title to and risk of loss of and damage to the Aircraft will pass to the Buyer upon delivery following execution of the Certificate of Acceptance and upon payment of the Final Contract Price for such Aircraft. The Seller will provide the Buyer with (a) an invoice(s) in form and substance satisfactory to the Buyer, (b) a bill of sale duly conveying to the Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of any kind whatsoever, (c) an FAA-approved form bill of sale executed by the Seller in favor of the Buyer, and (d) such other appropriate documents of title or other documents as the Buyer may reasonably request.

9.4               Buyer Delays

                  In the event that:

                  (i) the delivery of and payment of the Final Contract Price for the Aircraft is delayed more than five (5) days after the firm delivery date established pursuant to Subclause 9.1 due to any breach of the Buyer under this Agreement, or

                  (ii) within two (2) days after delivery of and transfer of title to the Aircraft the Buyer has failed to remove such Aircraft for whatever reason (except for reasons attributable to the Seller or the Manufacturer), then the Buyer will on demand reimburse the Seller for all reasonable out-of-pocket costs and expenses sustained by the Seller and resulting from any such delay or failure. Such reimbursement will be in addition to any other rights that the Seller may have under this Agreement as a result of any such delay or failure.

9.5               Flyaway Expenses

                  ***


10 -              EXCUSABLE DELAY

10.1              Scope

                  Neither the Seller nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control or not occasioned by the Seller's, the Manufacturer's or any Associated Contractor's fault, misconduct or negligence ("Excusable Delay").

                  It is expressly understood and agreed that each of (i) any delay caused directly or indirectly by the Buyer's failure to comply with its obligations hereunder, and
                  (ii) any delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment, will, to the extent attributable to such delay, constitute Excusable Delay for the Seller, unless such delay or failure of delivery or other event or circumstance is attributable to any default by the Seller of its obligations hereunder or any failure of the Seller to notify the Buyer and the manufacturer of the Propulsion Systems in a timely manner of the Seller's need therefor.

                  The Seller will promptly after becoming aware of any delay falling within the provisions of this Subclause
                  10.1 (i) notify the Buyer of such delay and of the probable extent thereof, including, without limitation, a description of the cause thereof and, if possible, a possible date of rescheduled delivery in accordance with the terms of this Agreement, and after such prompt initial notice, apprise the Buyer of the status of such delay and possible date of such rescheduled delivery, and
                  (ii) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay, resume the performance of those obligations affected under this Agreement. The Seller and the Manufacturer will endeavor to limit the extent of any such delay. The Seller will schedule the delivery of the Aircraft that is the subject of such delay to a date compatible with the Aircraft delivery schedule of the Buyer.

10.2              Unanticipated Delay

                  In the event that the delivery of any Aircraft will be delayed by reason of an Excusable Delay for a period of more than twelve (12) months after the end of the calendar month in which delivery is otherwise required hereunder, the Buyer will be entitled to terminate this Agreement with respect only to the Aircraft so affected upon written notice given to the Seller within thirty
                  (30) days after the expiration of such twelve (12) month period. In the event such delay will continue for an additional six (6) month period after the expiration of such twelve (12) month period, either party will have the option to terminate this Agreement with respect to the Aircraft so affected upon written notice given to the other within thirty (30) days after the end of such additional six (6) month period. Any termination of this Agreement in respect of an Aircraft pursuant to this Subclause 10.2 will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, ***.

10.3              Anticipated Delay

                  In respect of any Aircraft, the Seller may conclude that Excusable Delays will (i) cause delay in delivery of such Aircraft for a period of more than twelve (12) months after the end of the calendar month in which delivery is otherwise required or (ii) prevent delivery of such Aircraft. In such event, in good faith and in accordance with its normal scheduling procedures, the Seller will give written notice to the Buyer of either (i) such delay and its related rescheduling reflecting such delay(s) or
                  (ii) such nondelivery. Within thirty (30) days after the Buyer's receipt of such notice, the Buyer may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving written notice to the Seller. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, ***.

10.4              Delivery Date

                  If, following notice of an anticipated delay under Subclause 10.3, this Agreement is not terminated in accordance with the provisions of Subclause 10.3 (with respect to the affected Aircraft), then the date of delivery otherwise required hereunder will be extended by a period equal to the delay specified in such notice, with a view towards having each Aircraft subject to such Excusable Delay ready for delivery as promptly as practicable. ***

10.5              Lost, Destroyed or Damaged Aircraft

10.5.1 If any Aircraft suffers a total loss, is destroyed, or is damaged beyond economic repair prior to delivery thereof, then this Agreement will be terminated with respect to such Aircraft and the obligations and liabilities of the parties hereunder with respect to such Aircraft will be discharged. The Seller will repay to the Buyer an amount equal to the entire amount of any Predelivery Payments received from the Buyer hereunder with respect to any such Aircraft that is lost, destroyed or damaged beyond economic repair, ***.

10.5.2            ***

10.6              ***

10.7              ***

10.8              REMEDIES

                  THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.


11 -              INEXCUSABLE DELAY

11.1 Should an Aircraft not be ready for delivery to the Buyer within thirty (30) days after the date specified in this Agreement (as such date may otherwise be changed pursuant to this Agreement) for reasons other than as are covered by Clause 10 or for circumstances specified in Subclause
                  11.6 ("Inexcusable Delay"), the Buyer will, in respect of any subsequent delay in delivery of such Aircraft, have the right to claim and the Seller will in respect of any subsequent delay, at the Buyer's option, pay or credit to the Buyer as liquidated damages for such subsequent delay in delivery of such Aircraft US $*** (US dollars-***) for each day of subsequent delay in the delivery, until the date of actual delivery or the effective date of the written notice of termination referred to in Subclause
                  11.4 plus any amount referred to in Subclause 11.4.

                  The Seller will immediately after becoming aware of any Inexcusable Delay or any potential Inexcusable Delay (i) notify the Buyer of such delay and the probable extent thereof, including, when possible, a detailed description of the cause thereof and, if possible, a possible date of rescheduled delivery in accordance with the terms of this Agreement and after such immediate initial notice, apprise the Buyer of the status of such delay and possible date of such rescheduled delivery on a regular basis, and (ii) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay, resume the performance of those obligations affected under this Agreement with a view towards having each Aircraft subject to such Inexcusable Delay ready for delivery as promptly as practicable.

11.2              Total Liability

                  Notwithstanding Subclause 11.1, the total liability of the Seller under this Clause 11 and this Agreement with respect to any Aircraft will in no event exceed the total sum of US $ *** (US dollars-***) plus any amount referred to in Subclause 11.3 or 11.4.

11.3              ***

11.4              Six-Month Delay

                  In the event that an Inexcusable Delay exceeds six (6) months, the Buyer will have the right, exercisable by written notice to the Seller given no less than one (1) month and no more than two (2) months after such six (6) month period, to terminate this Agreement in respect only of the Aircraft that is subject to such Inexcusable Delay, whereupon the Seller will pay the Buyer, within one (1) month after such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in relation to such Aircraft, ***.

11.5              ***

11.6              ***

11.6.1            ***

11.6.2            ***

11.6.3            ***

11.6.4            ***

11.6.5            ***

11.7              ***

11.8              REMEDIES

                  THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF.


12 -              WARRANTIES AND SERVICE LIFE POLICY

12.1              STANDARD WARRANTY

12.1.1            Nature of Warranty

12.1.2            Exceptions

12.1.3            Warranty Periods

12.1.4            Buyer's Remedy and Seller's Obligation

12.1.5            Warranty Claim Requirements

12.1.6            Warranty Administration

12.1.7            In-house Warranty

12.1.8            Standard Warranty Transferability

12.1.9            Warranty for Corrected, Replacement or Repaired Warranted
                  Parts

12.1.10           Good Airline Operation - Normal Wear and Tear

12.2              SELLER SERVICE LIFE POLICY

12.2.1            Definitions

12.2.2            Periods and Seller's Undertakings

12.2.3            Seller's Participation in the Cost

12.2.4            General Conditions and Limitations

12.2.5            Transferability

12.3              VENDOR WARRANTIES

12.3.1            Seller's Support

12.3.2            Vendor's Default

12.4              INTERFACE COMMITMENT

12.4.1            Interface Problem

12.4.2            Seller's Responsibility

12.4.3            Vendor's Responsibility

12.4.4            Joint Responsibility

12.4.5            General

12.5              Performance Standard

12.6              EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS
                  OF LIABILITY

12.7              DUPLICATE REMEDIES

12.8              SURVIVABILITY


12 -              WARRANTIES AND SERVICE LIFE POLICY

                  The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in the Seller's capacity as "Buyer" as aforesaid under the said Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that the Seller has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller and cross-references herein refer to Clauses and Exhibits in this Agreement or to Paragraphs in any Letter Agreement hereto.

QUOTE

12.1              STANDARD WARRANTY

12.1.1            Nature of Warranty

                  Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of delivery to the Buyer:

                  (i)      be free from defects in material,

                  (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

                  (iii) be free from defects in design (including, without limitation, selection of materials, parts and components) having regard to the state of the art at the date of such design,

                  (iv) be free from defects arising from failure to conform to the Specifications,

                  (v) permit complete interchangeability among Aircraft and parts of like part-numbered parts, and

                  (vi) be free and clear of all liens and other encumbrances.

                  For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part that at the time of delivery of an Aircraft (a) is installed on or incorporated in such Aircraft, (b) is manufactured to the detail design of the Seller or a subcontractor of it and (c) bears a part number of the Seller.

12.1.2            Exceptions

                  The warranties set forth in Subclause 12.1.1 will not apply to Buyer Furnished Equipment, nor to engines, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

                  (i) any defect in the Seller's workmanship in respect of the installation of such items in or on the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Subclause
                           12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii), and

                  (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use or function of such items will constitute a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

12.1.3            Warranty Periods

                  The warranties described in Subclauses 12.1.1 and 12.1.2 herein above will be limited to those defects that become apparent within thirty-six (36) months after delivery of the affected Aircraft.

12.1.4            Buyer's Remedy and Seller's Obligation

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Subclauses 12.1.1 and 12.1.2 herein above are limited to, at the Seller's expense, the repair, replacement or correction of, or the supply of modifications kits rectifying the defect for, any defective Warranted Part, as mutually agreed between and satisfactory to the Buyer and the Seller. *** Nothing herein contained will obligate the Seller to correct any failure to conform to the Specifications with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

                  ***

12.1.4.2 In the event a defect covered by Subclause 12.1.1 becomes apparent within the period set forth in Subclause 12.1.3 and the Seller is obligated to correct such defect, the Seller will also, if so requested by the Buyer in writing and if reasonably practicable, make such correction in any affected Aircraft that has not already been delivered to the Buyer. Rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.4.3          ***

12.1.5            Warranty Claim Requirements

                  The Buyer's remedy and the Seller's obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

                  (i) the existence of a defect covered by the provisions of this Subclause 12.1,

                  (ii) the defect's having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3,

                  (iii) the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller *** except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

                   (iv) the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause 12.1.6 below.

12.1.6            Warranty Administration

                  The warranties set forth in Subclause 12.1 will be administered as hereinafter provided:

                  (i)      Transportation Costs

                           Transportation costs associated with the sending of a defective Warranted Part to the facilities designated by the Seller and for the return therefrom of a repaired or replacement Warranted Part will be borne by the Buyer ***.

                  (ii)     Return of an Aircraft

                           In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities, provided that space is available, or at another mutually acceptable location. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities will be ***.

                  (iii)    On-Aircraft Work by the Seller

                           In the event that a defect subject to this Subclause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect at the Buyer's facilities, or in the event of the Seller's accepting the return of an Aircraft to perform or have performed such repair or correction *** as determined in accordance with in Subclause 12.1.7(v)(a).

                           If the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

                  (iv)     Warranty Claim Substantiation

                           For each claim under this Subclause 12.1, the Buyer will give written notice to the Seller that contains at least the following data, to the extent reasonably ascertainable, available and relevant, with respect to a part or Aircraft, as applicable ("Warranty Claim"). The absence of data from any Warranty Claim will not prejudice validity of such Warranty Claim. ***

                           (a)      description of defect and action taken,
                                    if any,

                           (b)      date of incident and/or of removal,

                           (c)      description of the defective part,

                           (d)      part number,

                           (e)      serial number (if applicable),

                           (f)      position on Aircraft, according to
                                    Catalog Sequence Number (CSN) of the
                                    Illustrated Parts Catalog, Component
                                    Maintenance Manual or Structural Repair
                                    Manual (as such documents are defined
                                    in Clause 14 and Exhibit "F" hereto) as
                                    applicable,

                           (g) total flying hours or calendar times, as applicable, at the date of appearance of a defect,

                           (h) time since last shop visit at the date of defect appearance,

                           (i)      Manufacturer's serial number of the
                                    Aircraft and/or its registration
                                    number,

                           (j)      Aircraft total flying hours and/or
                                    number of landings at the date of
                                    defect appearance,

                           (k)      claim number,

                           (l)      date of claim, and

                           (m) date of delivery of an Aircraft or part to the Buyer.

                           Claims are to be addressed as follows:

                                    AIRBUS INDUSTRIE
                                    CUSTOMER SERVICE DIVISION - SG-C
                                    WARRANTY ADMINISTRATION
                                    ROND-POINT MAURICE BELLONTE
                                    F-31707 BLAGNAC
                                    FRANCE

                           or to the office of the Resident Customer
                           Support Representatives assigned to the Buyer under Subclause 15.1.2 of this Agreement.

                  (v)      Acceptance and Rejection

                           *** The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. Transportation, insurance, and any other costs associated with the sending of any Warranted Part or any other item, equipment, component or part for which the Buyer's Warranty Claim is rejected by the Seller will be borne by the Buyer. The Buyer may at any time appeal the rejection with the Customer Support Director referred to in Subclause 15.3 of this Agreement.

                  (vi)     Replacements

                           Replacements made pursuant to this Subclause
                           12.1 will be made within the lead time defined in the Seller's Spare Parts Price List. The Seller will use all reasonable efforts to achieve expedited handling of replacements. Replaced components, equipment, accessories or parts will become the Seller's property.

                           Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon receipt by the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Buyer's receipt of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

                  (vii)    Inspection

                           The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1, on reasonable prior written notice to the Buyer. Each such inspection will be made during reasonable times during the Buyer's normal business day and will not unreasonably interfere with the Buyer's operation or personnel.

12.1.7            In-house Warranty

                  (i)      Authorization

                           The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause 12.1.7 ("In-house Warranty"). The Buyer will use reasonable efforts to notify the Seller's representative of its decision to perform any In-house repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer will notify the Seller of the In-house repair as soon as reasonably practicable.

                  (ii)     Conditions of Authorization

                           The Buyer will be entitled to the benefits under this Subclause 12.1.7 for repair of Warranted
                           Parts:

                           (a)      ***

                           (b)      if the following conditions are satisfied:

                                     (i)    only if adequate facilities and
                                            qualified personnel are available
                                            to the Buyer,

                                    (ii)    in accordance with the Seller's
                                            written instructions set forth in
                                            documents such as the Aircraft
                                            Maintenance Manual, Component
                                            Maintenance Manual
                                            (Manufacturer), Component
                                            Maintenance Manual (Vendor) and
                                            Structural Repair Manual, and

                                    (iii)   only to the extent reasonably
                                            necessary to correct the
                                            defect.

                  (iii)    Seller's Rights

                           The Seller will have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(i), if, in the judgment of the Seller, the nature of the defect requires technical investigation.

                           Subject to applicable safety rules and the Buyer's contractual obligations with labor unions, the Seller will further have the right to have a representative present as an observer during the disassembly, inspection and testing of any Warranted Part claimed to be defective. Such representatives will not unreasonably interfere with the Buyer's operation and personnel.

                  (iv)     In-house Warranty Claim Substantiation

                           Claims for In-house Warranty credit will be filed within the time period set forth in and will contain the same information required in Warranty Claims under Subclause 12.1.6(iv) and in addition, to the extent ascertainable, will include:

                           (a)      a report of technical findings with
                                    respect to the defect,

                           (b)      for parts required to remedy the defect:

                                     - part numbers,

                                     - serial numbers (if applicable),

                                     - description of the parts,

                                     - quantity of parts,

                                     - unit price of parts,

                                     - total price of parts,

                                     - related Seller's or third party's
                                     invoices (if applicable),

                           (c)      detailed number of labor hours,

                           (d)      agreed In-house Warranty Labor Rate
                                    (defined below in Subclause
                                    12.1.7(v)(a)), and

                           (e)      total claim value.

                  (v)      Credit

                           The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials associated with the repair. Such costs will be determined as set forth below.

                           (a) To determine direct labor costs, only man-hours spent on disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part will be counted. Man-hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included ***.

                                    The man-hours counted as set forth
                                    above will be multiplied by an agreed
                                    labor rate representing the Buyer's
                                    composite average hourly labor rate
                                    (***, including all ***, social
                                    security charges, business taxes and
                                    similar items, but excluding fringe
                                    benefits) paid to the Buyer's employees
                                    whose jobs are directly related to the
                                    performance of the repair (the
                                    "In-house Warranty Labor Rate"). It is
                                    agreed that for the purpose hereof the
                                    In-house Labor Rate is ***.

                           (b) Direct material costs are determined by the prices at which the Buyer acquired such replacement material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

                  (vi)     Limitation on Credit

                           The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding sixty-five percent (65%) of the Seller's current catalog price for a replacement of such defective Warranted Part or exceeding those costs which would have resulted if repairs had been carried out at the Seller's facilities.

                           Such cost will be substantiated in writing by the Seller upon reasonable request by the Buyer.

                  (vii)    Scrapped Material

                           The Buyer will retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of repair or ninety (90) days after submission of a claim for In-house Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within thirty (30) days of receipt of the Seller's request to that effect, at the Seller's cost.

                           Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller's Field Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                  (viii)   LIMITATIONS ON LIABILITY OF SELLER

                           THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8            Standard Warranty Transferability

                  The warranties provided for in this Subclause 12.1 for any Warranted Part will accrue to the benefit of any owner, lessor, lessee or operator other than the Buyer, if the Warranted Part enters into the possession of any such owner, lessor, lessee or operator as a result of a sale, transfer, lease or other conveyance or as a result of a pooling or leasing agreement between such owner, lessor, lessee or operator and the Buyer (and its successors and assigns), in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties, and to applicable laws or regulations.

12.1.9            Warranty for Corrected, Replacement or Repaired Warranted
                  Parts

                  Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be ***. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will not be allowable, notwithstanding any subsequent correction or repairs.

12.1.10           Good Airline Operation - Normal Wear and Tear

                  The Buyer's rights under this Subclause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with ***.

                  The Seller's liability under this Subclause 12.1 will not extend to normal wear and tear nor, to the extent caused by any of the following, to:

                  (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by a party other than the Seller or ***;

                  (ii) any Aircraft or component, equipment, accessory or part thereof that has been willfully operated in a damaged state (other than in the case of operational necessity); or

                  (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

                  This limitation of the Seller's liability will apply in the cases of Subclause 12.1.10(i) and Subclause
                  12.1.10(ii) above only to the extent the Seller submits sufficient evidence proving that the defect arose from or was contributed to by either of said cases.

12.2              SELLER SERVICE LIFE POLICY

                  In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure occur in any Item, then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 will apply.

12.2.1            Definitions

                  For the purposes of this Subclause 12.2, the following definitions will apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit "D" hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.

12.2.1.2 "Failure" means any breakage of, defect in or premature failure of, an Item that has occurred, or that can reasonably be expected to occur, based on the Seller's findings or the experience or expertise of the Buyer or any other owner or operator of the Seller's aircraft, and that materially impairs the utility or safety of the Item, provided that any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force, normally covered under hull insurance policy.

12.2.2            Periods and Seller's Undertaking

                  Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within twelve (12) years after the delivery of said Aircraft to the Buyer, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a terminating correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2          replace such Item.

12.2.3            Seller's Participation in the Cost

                  Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

                              C  (N - T)
                             -------------
                  P =             N

                  where

                  P:       financial participation of the Seller,

                  C: the Seller's then current sales price for the required Item or required Seller designed parts,

                  T: total time in months since delivery of the particular Aircraft in which the Item subject to a Failure was originally installed, and

                  N:       one hundred and forty-four (144) months.

12.2.4            General Conditions and Limitations

12.2.4.1 Notwithstanding Subclause 12.2.3, the undertakings given in this Subclause 12.2 will not be valid during the period applicable to an Item under Subclause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

                  (i) *** the Buyer will maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause 12.2.3 above.

                  (ii) *** the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

                  (iii) The conditions of Subclause 12.1.10 will have been complied with.

                  (iv) The Buyer will carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller and the Buyer. Such programs will be compatible with the Buyer's operational requirements and will be carried out at ***.

                  (v) In the case of any breakage or defect, *** after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy, to the extent the Buyer has such information available.

12.2.4.3 Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Subclause 12.1.6.

12.2.4.4 In the event that the Seller will have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller will offer the necessary modification kit free of charge or under a prorata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Subclause
                  12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

                  ***

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3              VENDOR WARRANTIES

12.3.1            Seller's Support

                  Prior to delivery of the first Aircraft, the Seller will obtain from all Vendors listed in the Supplier Product Support Agreements manual enforceable and transferable warranties, service life policies, and indemnities against patent infringements for Vendor Parts. The Seller will also obtain enforceable and transferable Vendor service life policies from landing gear Vendors for selected structural landing gear elements. The Seller undertakes to supply to the Buyer such Vendor warranties, Vendor service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements manual.

12.3.2            Vendor's Default

12.3.2.1 In the event that any Vendor under any standard warranty or indemnity against patent infringements obtained by the Seller pursuant to Subclause 12.3.1 or Clause 13 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Vendor Part, and the Buyer submits within a reasonable time to the Seller reasonable evidence that such default has occurred, then Subclause 12.1 or Clause 13 of this Agreement will apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that, for obligations covered under Subclause 12.1, the shorter of
                  (i) the Vendor's warranty period as indicated in the Supplier Product Support Agreements manual and (ii) the Seller's warranty period as indicated in Subclause 12.1.3 of this Agreement will apply.

12.3.2.2 In the event that any Vendor under any Vendor service life policy obtained by the Seller pursuant to Subclause
                  12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Subclause 12.2 of this Agreement will apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit "D" hereto.

12.3.2.3 At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Vendor, with respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4              INTERFACE COMMITMENT

12.4.1            Interface Problem

                  If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will reasonably cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

                  At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2            Seller's Responsibility

                  If the Interface Problem is attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, take prompt action to correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1 or 12.2, as applicable.

12.4.3            Vendor's Responsibility

                  If the Interface Problem is attributable to the design of a component, equipment, accessory or part other than a Warranted Part ("Vendor Component"), the Seller will, if requested by the Buyer, promptly assist and cooperate with the Buyer in processing and enforcing any warranty claim the Buyer may have against the manufacturer of such Vendor Component. Further, ***.

12.4.4            Joint Responsibility

                  If the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Component, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved. The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. When the Seller or any Vendor has performed such corrective action to the reasonable satisfaction of the Buyer, such correction will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

12.4.5 All requests under this Subclause 12.4 will be directed to the Seller.

12.5              Performance Standard

                  ***

12.6              EXCLUSIVITY OF WARRANTIES AND
                  GENERAL LIMITATIONS OF LIABILITY

                  THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS AND RELATED LETTER AGREEMENTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

                  THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, UNLESS OTHERWISE PROVIDED FOR IN THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS):

                  (1) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                  (2)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

                  (3) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

                  (4) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

                  (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

                  (6)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE
                           COMPENSATED FOR:

                           (a)      LOSS OF USE OR REPLACEMENT OF ANY
                                    AIRCRAFT, COMPONENT, EQUIPMENT,
                                    ACCESSORY OR PART PROVIDED UNDER THIS
                                    AGREEMENT;

                           (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT,
                                    ACCESSORY OR PART PROVIDED UNDER THIS
                                    AGREEMENT;

                           (c)      LOSS OF PROFITS AND/OR REVENUES;

                           (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL
                                    DAMAGE.

                  THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) WILL REMAIN IN FULL FORCE AND EFFECT.

12.7              DUPLICATE REMEDIES

                  THE REMEDIES PROVIDED TO THE BUYER UNDER THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) AS TO ANY DEFECT IN RESPECT OF THE AIRCRAFT OR ANY PART THEREOF ARE NOT CUMULATIVE. THE BUYER WILL BE ENTITLED TO THE ONE REMEDY THAT PROVIDES THE MAXIMUM BENEFIT TO IT, AS THE BUYER MAY ELECT, PURSUANT TO THE TERMS AND CONDITIONS OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) FOR ANY SUCH PARTICULAR DEFECT FOR WHICH REMEDIES ARE PROVIDED UNDER THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS); PROVIDED, HOWEVER, THAT, *** THE BUYER WILL NOT BE ENTITLED TO ELECT A REMEDY UNDER ONE PART OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) THAT CONSTITUTES A DUPLICATION OF ANY REMEDY ELECTED BY IT UNDER ANY OTHER PART HEREOF FOR THE SAME DEFECT.

                  ***

UNQUOTE

                  IN CONSIDERATION OF THE ASSIGNMENT AND SUBROGATION BY THE SELLER UNDER THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) IN FAVOR OF THE BUYER IN RESPECT OF THE SELLER'S RIGHTS AGAINST AND OBLIGATIONS TO THE MANUFACTURER UNDER THE PROVISIONS QUOTED ABOVE, THE BUYER HEREBY ACCEPTS SUCH ASSIGNMENT AND SUBROGATION AND AGREES TO BE BOUND BY ALL OF THE TERMS, CONDITIONS AND LIMITATIONS THEREIN CONTAINED, SPECIFICALLY INCLUDING, WITHOUT LIMITATION, THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS AND DUPLICATE REMEDIES PROVISIONS.

                  THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS AND RELATED LETTER AGREEMENTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

                  THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, UNLESS OTHERWISE PROVIDED FOR IN THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS):

                  (1) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                  (2)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

                  (3) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

                  (4) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

                  (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

                  (6)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE
                           COMPENSATED FOR:

                           (a)      LOSS OF USE OR REPLACEMENT OF ANY
                                    AIRCRAFT, COMPONENT, EQUIPMENT,
                                    ACCESSORY OR PART PROVIDED UNDER THIS
                                    AGREEMENT;

                           (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT,
                                    ACCESSORY OR PART PROVIDED UNDER THIS
                                    AGREEMENT;

                           (c)      LOSS OF PROFITS AND/OR REVENUES;

                           (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL
                                    DAMAGE.

                  THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) WILL REMAIN IN FULL FORCE AND EFFECT.

                  The remedies provided to the Buyer under this Clause 12 (and related Letter Agreements) as to any defect in respect of the Aircraft or any part thereof are not cumulative. The Buyer will be entitled to the one remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 (and related Letter Agreements) for any such particular defect for which remedies are provided under this Clause 12 (and related Letter Agreements); provided, however, that, *** the Buyer will not be entitled to elect a remedy under one part of this Clause 12 (and related Letter Agreements) that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. ***

12.8              SURVIVABILITY

                  In respect of all delivered Aircraft, the provisions of this Clause 12 (and related Letter Agreements) will survive any termination of this Agreement.


13 -              PATENT INDEMNITY

                  The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Patent Indemnity from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the waiver, release and renunciation provision) all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in the Seller's capacity as "Buyer" as aforesaid under the said Patent Indemnity and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that the Seller has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller and cross-references herein refer to Clauses and Exhibits in this Agreement or to Paragraphs in any Letter Agreement hereto.

QUOTE

13.1              Scope

                  The Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft) in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of

                  (i) any British, French, German, Spanish or US patent, or

                  (ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that

                           (a)      from the time of design of such
                                    Aircraft, accessory, equipment or part
                                    and until infringement claims are
                                    resolved, such country and the flag
                                    country of the Aircraft is each a party
                                    to the Chicago Convention on
                                    International Civil Aviation of
                                    December 7, 1944, and is bound by and
                                    entitled to all benefits of Article 27
                                    thereof,

                           or in the alternative,

                           (b)      from such time of design and until
                                    infringement claims are resolved, such
                                    country and the flag country of the
                                    Aircraft is each a party to the
                                    International Convention for the
                                    Protection of Industrial property of
                                    March 20, 1883 (known as the "Paris
                                    Convention").

                  The Seller's undertaking under this Clause 13 will not apply to components, accessories, equipment or parts which are not Warranted Parts.

13.2              Seller's Action

                  Should the Buyer be enjoined (temporarily or permanently) from using any part of an Aircraft by reason of actual or alleged infringement of a patent covered by Subclause 13.1, the Seller will as soon as practicable, after good faith consultation with the Buyer and at the Seller's expense, either (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) as soon as possible replace such part with a non-infringing substitute otherwise complying with the requirements of this Agreement.

13.3              Seller's Obligation

                  The Seller's obligation hereunder with respect to any actual or alleged infringement is conditioned upon commencement of suit against the Buyer for infringement or the Buyer's receipt of a written claim alleging infringement, and upon written notice by the Buyer to the Seller within ten (10) days after receipt by the Buyer of notice of the institution of such suit or claim, giving particulars thereof. The Seller will have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any suit commenced. Whether or not the Seller intervenes in any such suit, it will be entitled at any stage of the proceedings to assume, conduct or control the defense thereof.

                  The Seller's obligation hereunder with respect to any actual or alleged infringement is also conditioned upon
                  (i) the Buyer's promptly furnishing to the Seller all the data, papers, records and other assistance within the control of the Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) the Buyer's use of diligent efforts in full cooperation with the Seller to reduce royalties, damages, costs and expenses involved, (iii) the Seller's prior approval of the Buyer's payment, assumption or admission of any liabilities, expenses, costs or royalties for which the Seller is asked to respond and
                  (iv) the Buyer's not otherwise acting in a manner prejudicial to its or the Seller's defense of the action.

13.4              WAIVER

                  THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

                  In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

                  THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

13.5              SURVIVABILITY

                  In respect of all delivered Aircraft, the provisions of this Clause 13 will survive any termination of this Agreement.


14 -              TECHNICAL PUBLICATIONS

14.1              Scope

                  The Seller will provide the Buyer or cause the Buyer to be provided with a set of technical publications to support the operation of the Aircraft in accordance with the terms set forth in this Clause 14 (the "Technical Publications"). Such Technical Publications are listed in Exhibit "F" of this Agreement together with the form, type, format and quantity of each such Technical Publication.

14.2              Specification

14.2.1 The Technical Publications are prepared according to applicable ATA specifications. Exhibit "F" references the relevant ATA specification for each affected Technical Publication.

14.2.2 Technical Publications will be customized as indicated in Exhibit "F." ***

14.2.3 Technical Publications at delivery of the Aircraft will correspond to the Specifications of the Aircraft as defined at least six (6) months before such delivery. The Seller will continuously monitor technological and ATA specification developments and apply them to the production and method of transmission of Technical Publications.

14.3              Delivery

                  The Technical Publications and corresponding revisions that the Seller will supply or cause to be supplied in accordance with the terms of this Clause 14 will be sent to one address only, as defined by the Buyer.

                  The quantities of the Technical Publications to be delivered on or before the delivery of the first Aircraft will be mutually agreed. The Seller will send or cause to be sent additional quantities of Technical Publications as required by the Buyer upon thirty (30) days' prior notice.

                  Technical Publications and their revisions will be shipped by the quickest transportation methods. The shipments ***.

14.4              Language

                  The Technical Publications (including drawings) will be supplied in the English language using aeronautical terminology in common use.

14.5              Revision Service

14.5.1            General

                  Unless otherwise specifically stated, ***.

14.5.2            Service Bulletins

                  Service Bulletin (SB) information will be incorporated into the Technical Publications after notice from the Buyer of embodiment of a Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Publications until notification from the Buyer that embodiment of such Service Bulletin has been completed for all the Aircraft.

14.5.3            Customer Originated Changes

14.5.3.1 Buyer-originated data documented in the Buyer's own Request for Publication Change ("Customer Originated Changes" or "COC") may be introduced into the following customized Technical Publications:

                  (i)    Aircraft Maintenance Manual
                  (ii)   Illustrated Parts Catalog
                  (iii)  Trouble Shooting Manual
                  (iv)   Wiring Manual (Schematics, Wirings, Lists)

14.5.3.2 The Buyer will issue COC in accordance with the provisions of the "Guidelines for Customer Originated Changes" issued by the Seller and will label such data "COC."

14.5.3.3 The Seller will use all reasonable efforts to introduce the COC into the relevant Technical Publications as soon as possible following the receipt of complete and accurate data for processing, but no later than two (2) revisions after submission of the COC.

14.5.3.4 COC data will be incorporated by the Seller in all affected customized Technical Publications, unless the Buyer specifies in writing to the Seller into which Technical Publications the COC data will be incorporated. The customized Technical Publications into which the COC data are incorporated will only show the Aircraft configuration that reflects the COC data and not the configuration before incorporation of such COC data.

14.5.3.5 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Publication issued by or caused to be issued by the Seller will be entirely at the Buyer's risk. Accordingly, the Seller will be under no liability whatsoever in respect of either the engineering contents of any COC, including any omissions or inaccuracies therein, or the effect that incorporation of such COC may have on the Technical Publications.

14.5.3.6 The Seller will not be required to check any COC data submitted for incorporation as aforementioned, and the Buyer will ensure that all COC data submitted for incorporation into a Technical Publication have received prior approval from its local airworthiness authority.

14.5.3.7 IN THE EVENT THAT THE SELLER AND/OR THE MANUFACTURER IS REQUIRED UNDER ANY COURT ORDER OR SETTLEMENT TO INDEMNIFY IN WHOLE OR IN PART ANY THIRD PARTY FOR INJURY, LOSS OR DAMAGE INCURRED DIRECTLY OR INDIRECTLY AS A RESULT OF INCORPORATION OF ANY COC INTO THE TECHNICAL PUBLICATIONS ISSUED OR CAUSED TO BE ISSUED BY THE SELLER, THE BUYER AGREES TO DEFEND, INDEMNIFY OR HOLD HARMLESS THE SELLER AND/OR THE MANUFACTURER FOR ALL PAYMENTS OR SETTLEMENTS MADE IN RESPECT OF SUCH INJURY, LOSS OR DAMAGE INCLUDING ANY EXPENSES INCURRED BY THE SELLER AND/OR THE MANUFACTURER IN DEFENDING SUCH CLAIMS, PROVIDED THAT THE BUYER IS PROVIDED AN OPPORTUNITY TO ASSUME THE DEFENSE AND/OR A SETTLEMENT OF SUCH CLAIM. THIS INDEMNIFICATION BY THE BUYER WILL IN NO EVENT BE AFFECTED BY ANY WRITTEN OR ORAL COMMUNICATION THAT THE SELLER OR THE MANUFACTURER MAY MAKE TO THE BUYER IN RESPECT OF SUCH DOCUMENTATION.

14.5.3.8 The price for the incorporation of any COC as aforesaid will be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price Catalog. ***

14.6              Vendor Equipment

14.6.1 Information relating to Vendor equipment that is installed on the Aircraft by the Seller will be included free of charge in the basic issue of the Technical Publications, to the extent necessary for the understanding of the systems concerned.

14.6.2 The Buyer will supply or cause to be supplied to the Seller the data related to Buyer Furnished Equipment and Seller Furnished Equipment not covered in the Seller's standard Seller Furnished Equipment definition at least six (6) months before the scheduled delivery of the customized Technical Publications.

14.6.3 The Seller will introduce into the basic issue of the Technical Publications the data related to Buyer Furnished Equipment and Seller Furnished Equipment, at no charge to the Buyer.

14.7              Aircraft Identification for Technical Publications

                  For the customized Technical Publications the Buyer agrees to the allocation of Fleet Serial Numbers from 001 up to 999. The sequence will be interrupted only if two
                  (2) different Propulsion Systems manufacturers are selected and/or different aircraft models are chosen.

                  The Buyer will indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer's Serial Number within forty-five (45) days after execution of this Agreement. The allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers will not constitute any proprietary, insurable or other interest whatsoever of the Buyer in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Agreement.

                  The relevant customized Technical Publications are:

                  (i)      Aircraft Maintenance Manual
                  (ii)     Illustrated Parts Catalog
                  (iii)    Trouble Shooting Manual
                  (iv)     Wiring Manuals (Schematics, Wirings, Lists)

14.8              Airworthiness Authority

                  It will be the responsibility of the Buyer to provide its local airworthiness authority with such Technical Publications as it may require, using the Technical Publications delivered by the Seller to the Buyer in accordance with the terms hereof.

14.9              Additional Requirements

                  If feasible the Seller will comply with the Buyer's request to change the form, quantity, type and/or revisions of any of the data specified in Exhibit "F," upon receipt of the Buyer's purchase order. The charges for such changes will be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price Catalog.

14.10             Future Developments

                  The Seller will continuously monitor technological developments and apply them to document production and method of transmission where beneficial and economical.

14.11             Proprietary Rights

14.11.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Publications and data supplied under this Agreement, will remain with the Seller. All such Technical Publications and data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party save as permitted therein, or as provided in Subclause 14.11.2, or otherwise pursuant to any governmental or legal requirement imposed upon the Buyer. These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.11.2 This Agreement does not restrict the Buyer from using any Technical Publications or data supplied by the Seller for the purpose of maintenance, repair or modification of Aircraft. ***

14.11.3 Drawings of the Manufacturer are provided to the Buyer under the express condition that the Manufacturer will have no liability, whether in contract or tort, arising from or in connection with the use of a drawing of the Manufacturer by the Buyer.

14.11.4 In the event that the Seller has authorized the disclosure to third parties, either under this Agreement or by express written authorization, the Buyer will undertake to bind such third party to the same conditions and restrictions as the Buyer with respect to such disclosure, as set forth in this Subclause 14.11.

14.12             Warranties as to Technical Publications

                  The Seller warrants that the Technical Publications are prepared in accordance with the state of the art at the date of their conception. Should a Technical Publication prepared by the Seller contain errors or omissions, the sole and exclusive liability of the Seller will be, at its option, to correct or replace such Technical Publication. *** Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes, as set forth in Subclause 14.5.3. The Exclusivity of Warranties and General Limitations of Liability provisions of Subclause 12.6 of this Agreement will apply to all Technical Publications.


15 -              CUSTOMER ASSISTANCE

15.1              Field Assistance

15.1.1 The Seller will provide or cause to be provided at no charge to the Buyer the following services at the Buyer's main base or at locations to be designated by the Buyer.

15.1.2 The Seller will provide Resident Customer Support Representatives acting in an advisory capacity at the Buyer's main base ***. The actual number of Resident Customer Support Representatives allocated to the Buyer will be mutually agreed.

15.1.3 If requested by the Buyer, the Seller will arrange for similar services to be procured by competent representatives of the Propulsion Systems manufacturer and, by representatives of Vendors (other than Vendors of Buyer Furnished Equipment).

15.2              Customer Support Director

                  The Seller will provide one (1) Customer Support Director based in Herndon, Virginia, to liaise between the Manufacturer and the Buyer on product support matters after execution of this Agreement for as long as any of the Aircraft is operated by the Buyer.

15.3              Buyer's Service

                  For as long as the Resident Customer Support
                  Representative(s) specified in Subclause 15.1.1 above remain(s) with the Buyer, the Buyer will furnish without charge, suitable office space, office equipment and facilities in or conveniently near the Buyer's maintenance facilities. The Buyer will provide telecommunications facilities at the Seller's cost to be invoiced on a monthly basis.

15.4              Advisory Capacity

                  In providing the technical services contemplated by this Agreement, all of the Seller's, Manufacturer's and Associated Contractors, and any of their employees, representatives, or agents are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the agents or employees of the Buyer.

15.5              Temporary Assignment of Customer Support Representative

                  The Buyer agrees that the Seller will have the right upon notice to and consultation with the Buyer to transfer or recall any Customer Support Representative(s) on a temporary or permanent basis. The Buyer will receive credit for the man-days during which any Customer Support Representative is absent from the Buyer's facility pursuant to this Subclause 15.5.

15.6              INDEMNITY AND INSURANCE

15.6.1            SCOPE

                  IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 15, THE BUYER AND THE SELLER PROVIDE THE
                  INDEMNITIES SET FORTH IN SUBCLAUSES 15.6.2 AND 15.6.3.

15.6.2            BUYER'S INDEMNITY

                  THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, ASC AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, LOSS OF USE, COSTS AND EXPENSES

                  (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE) CAUSED BY THE SELLER OR ITS REPRESENTATIVES, AND

                  (II) FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES), CAUSED BY THE SELLER OR ITS REPRESENTATIVES.

                  ARISING OUT OF OR IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 15.

                  THIS INDEMNITY OF THE BUYER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S, THE MANUFACTURER'S OR ANY OF THE ASSOCIATED CONTRACTORS' OR THEIR RESPECTIVE SUBCONTRACTORS' OR THEIR RESPECTIVE OFFICERS', AGENTS' OR EMPLOYEES' SAID REPRESENTATIVES.

15.6.3            SELLER'S INDEMNITY

                  THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

                  (I) FOR INJURIES TO OR DEATHS OF THE SELLER'S SAID REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE,

                  (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES, AND

                  (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.

                  WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE SELLER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE BUYER WHERE THE SELLER'S LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE BUYER'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

15.6.4            CLAIMS

                  IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 15.6, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL HAVE THE RIGHT TO INVESTIGATE, AND THE RIGHT IN ITS SOLE DISCRETION TO ASSUME AND CONDUCT THE DEFENSE OF OR SETTLE OR COMPROMISE, SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT.

                  HOWEVER, IF IN THE REASONABLE OPINION OF THE INDEMNITEE, SUCH DEFENSE, SETTLEMENT OR COMPROMISE INVOLVES THE POTENTIAL IMPOSITION OF CRIMINAL LIABILITY ON THE INDEMNITEE OR A CONFLICT OF INTEREST BETWEEN THE INDEMNITOR AND THE INDEMNITEE, THE INDEMNITOR WILL NOT BE ENTITLED TO ASSUME AND CONDUCT THE DEFENSE OF ANY SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. THE INDEMNITEES WILL BE ENTITLED, AT THEIR OWN EXPENSE, ACTING THROUGH ONE (1) COUNSEL, TO PARTICIPATE IN ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT THE DEFENSE OF WHICH HAS BEEN ASSUMED BY THE INDEMNITOR PURSUANT TO THE PRECEDING PROVISIONS, PROVIDED, THAT SUCH PARTICIPATION DOES NOT, IN THE REASONABLE OPINION OF INDEPENDENT COUNSEL OF THE INDEMNITOR, INTERFERE WITH THE CONDUCT OF SUCH DEFENSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO SETTLEMENT OR COMPROMISE WILL BE ENTERED INTO WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNITEE, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. EACH INDEMNITEE WILL COOPERATE WITH THE INDEMNITOR IN THE INVESTIGATION AND CONDUCT OF THE DEFENSE OF ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT INDEMNIFIED HEREUNDER.

                  IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH THE DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 15.6, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A CLAIM OR LAWSUIT AGAINST THE SELLER.

15.6.5            INSURANCE

                  FOR THE PERIOD OF PERFORMANCE DESCRIBED IN THIS CLAUSE, THE BUYER WILL

                  (I) INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSE OR SUBROGATION AGAINST THE SELLER, THE MANUFACTURER AND ASC, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS IN RESPECT OF ALL RISKS HULL INSURANCE POLICY, AND

                  (II) EFFECT INSURANCE TO COVER THIRD-PARTY LIABILITY RISKS ARISING DURING SAID PERFORMANCE IN AN AMOUNT SATISFACTORY TO THE SELLER, NAMING THE SELLER AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AS ADDITIONAL INSURED.

                  SUCH INSURANCE WILL CONTAIN A CROSS-LIABILITY CLAUSE AND WILL ALSO CONTAIN A THIRTY (30)-DAY NOTICE-OF-CANCELLATION PROVISION. UPON REQUEST, THE BUYER WILL DELIVER TO THE SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE
                  COVERAGE REQUIRED BY THIS CLAUSE.


16 -              TRAINING

16.1              Scope

                  The Seller will provide or cause to be provided for the Buyer's personnel training described in this Clause 16 ("Training").

16.2              Course Organization and Administration

16.2.1            Location and Scheduling

                  In general, Training will be held either at the Airbus Service Company Training Center, in Miami, Florida (the "ATC-Miami"), or at the Airbus Training Center in Toulouse, France (the "ATC-Toulouse"). Subject to availability of training slots at the time and at the selected location, the location of the Training will be at the Buyer's choice. The Seller will ensure that the Buyer's training plans (to be provided to the Seller reasonably in advance of the delivery of Aircraft) are implemented for a safe and smooth entry-into-service of the Aircraft. However, certain Training courses may also be held at the Buyer's base or other location, if practicable, under terms and conditions to be mutually agreed. The Buyer's training plans will include: (i) just-in-time (determined on a reasonable basis) training of flight crews, (ii) all necessary simulator time for regular transition courses, and (iii) aircraft experience for check pilots, and (iv) maintenance, dispatch and flight attendant training.

                  Training courses will be scheduled for a minimum and maximum number of participants, at dates mutually agreed during a training conference to be held as soon as practicable (the "Training Conference").

16.2.2            Course Content

                  Training courses will include features of the Specifications required for training purposes, as known at the latest six (6) months before the first Training course starts. The Seller will endeavor to incorporate training features that become known after the six-month deadline. When the Seller does not provide maintenance or flight attendant training on the Seller's approved Buyer Furnished Equipment, the Seller will ensure that the Buyer gets the relevant training support from the supplier of the said equipment. Training courses will be FAA approved "Transition Courses." The Seller will provide the Buyer with A330/A340 differences training for flight crew, maintenance, dispatch and/or flight attendant personnel.

                  Training equipment used for flight and maintenance crew training will reflect the Specifications as closely as possible and will meet requirements to receive and maintain the relevant FAA course approval. Maintenance training will not assume prior knowledge of any Airbus aircraft. The Seller will be responsible for all Training course syllabi, training aids, equipment and materials.

16.2.3            Course Guidelines

                  Courses are designed and approved to bring jet transport specialists to a professional knowledge of the Aircraft and satisfy FAA requirements for training and checking. The Seller will use reasonable efforts to satisfy the Buyer's requirements and policies regarding training.

                  In addition:

                  (i) Training will be conducted in English, and all training materials are written in English using common aeronautical terminology.

                  (ii) Pilot trainees will have the prerequisite jet transport category experience defined in Appendix "A" to this Clause 16.

                  (iii) Avionics courses (listed in Appendix "B" to this Clause 16) are designed for avionics specialists knowledgeable of ARINC 429 liaisons.

                  (iv) The Buyer will give the Seller a list of trainees enrolling in each Training course.

                  (v)      The Seller will not be liable for the
                           unsatisfactory performance of individual trainees for any reason solely and directly outside the Seller's control.

                  (vi) The Seller will consult with the Buyer if the Seller finds that a trainee lacks entry-level knowledge. After such consultation, the trainee will either be cycled through an entry-level training program or be withdrawn from the Training course. All costs associated with such entry-level program and with the cancellation of the scheduled transition training will be charged to the Buyer's account.

                  (vii) The Seller will give all trainees who satisfactorily complete Training courses a certificate of completion including the instructor's name and identification number. This certificate will not represent authority or qualification by any official civil aviation authority, although it may be presented to such authority as an attestation of completion of the Seller's training courses.

                  (viii) An extension in duration, a repetition or a deviation from the standard of any course to be given or in progress (for reasons due to the Buyer, including, but not limited to, unsatisfactory performance of the trainees) will be provided on the Buyer's request and/or on the Seller's advice and subject to mutual agreement.
                           ***

16.2.4            Additional Training

                  Besides the free-of-charge Training courses provided pursuant to Subclause 16.3, the Seller will offer additional training courses and training services at the Buyer's expense, subject to availability.

16.2.5            Training at the Buyer's Base

16.2.5.1 At the Buyer's request, and if practicable, the Training will be provided by the Seller's instructors at any location other than ATC-Miami or ATC-Toulouse. ***

                  The Buyer may provide the Seller with air travel for the Seller's instructors to and from ATC-Miami or ATC-Toulouse, as applicable, and the place of assignment.

16.2.5.2 The Training equipment necessary for course performance on the Buyer's request at any location other than ATC-Miami or ATC-Toulouse will be provided by the Buyer in accordance with the Seller's specifications. In the event the Buyer cannot make available the relevant equipment, the Seller will use reasonable efforts to provide this equipment and send it by air from Miami, Florida, or Toulouse, France, to the course location and back to Miami, Florida, or Toulouse, France, at the Buyer's expense.

16.2.6            Practical Training on Aircraft

16.2.6.1          [INTENTIONALLY LEFT BLANK]

16.2.6.2 Any *** Flight Crew Training involving the use of an aircraft will be done on the Buyer's delivered Aircraft. Should the Buyer require on-aircraft Flight Crew Training to be done before delivery of the first Aircraft, then

                  (i) the Seller will help the Buyer find a substitute aircraft, and

                  (ii)     ***.

                  When on-aircraft Flight Crew Training is performed at ATC-Toulouse, the Seller will provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components for the contractual training sessions. In the case that the training is performed on the Buyer's aircraft, the Buyer will provide a mutually agreed batch of spare parts as required to support said training and will bear all other expenses such as fuel, oil and landing fees. In the event that the Seller is not able to provide sufficient simulator time to train the Buyer's crews, and it becomes necessary to use the Aircraft instead, the Seller will compensate the Buyer US $*** (US dollars-***) per flight hour.

                  Finally, the Buyer will meet the requirement for a certificate of insurance set forth below in Subclause 16.6.5.

16.2.7            Buyer's Personnel Transportation

                  When flight crew, flight attendant, dispatch and maintenance Training is done at ATC-Toulouse, the Seller will provide free-of-charge local transportation by bus for the Buyer's trainees to and from designated pick-up points and the training center. The Seller will also provide each flight crew with a rental car (with unlimited mileage, the Buyer paying for gas) or taxi transportation at the end of ground school to enable crews to attend either simulator or flight sessions.

                  When training is done at ATC-Miami, the Seller will provide a free-of-charge rental car (with unlimited mileage, the Buyer paying for gas) or taxi transportation for all of the Buyer's trainees, at the beginning of the Training course. Due to local laws, the Buyer's trainees must be over twenty-one (21) years of age to drive rental cars.

16.2.8            Duration

                  The Training allowances provided in Subclause 16.3 will be available ***.

16.3              Training Courses

16.3.1            Flight Crew Courses

16.3.1.1          Flight Crew Transition Course

                  The Seller will train free of charge *** flight crews (each of which consists of a captain and a first officer) per delivered Aircraft in accordance with the Buyer's operational requirements. The courses will be either the standard A330/A340 Flight Crew Transition course or, at the election of the Buyer, the A320/A330/A340 Cross-Crew Qualification ("CCQ") course for the pilots transitioning from the A319 and/or A320 aircraft. The training manual will be the Airbus Industrie Flight Crew Operating Manual
                  (FCOM) or the Buyer's flight crew training manual at the Buyer's option. The Buyer's standard operating procedures will be incorporated into the Seller's Flight Crew Transition course, provided that the Buyer provides the Seller such procedures at least one (1) month prior to the start of the first Flight Crew Transition course. The Buyer will receive no compensation from the Seller should the Buyer elect to perform some Flight Crew Transition courses partially or totally on dry lease.

16.3.1.2          Flight Crew Initial Operating Experience

                  To assist the Buyer with ETOPS/non-ETOPS Initial Operating Experience during the Buyer's introduction of the Aircraft into revenue service, the Seller will provide the Buyer, or cause to be provided to the Buyer, instructor-pilots free of charge *** to be used up to nine (9) months after entry into service of the first Aircraft. This assistance will be provided on the Aircraft.

                  ***

16.3.1.3          Flight Instructor Familiarization Course

                  The Seller will provide a certain number of the Buyer's Instructor pilots with a Flight Instructor
                  Familiarization Course.

16.3.2            Maintenance Courses

16.3.2.1          Maintenance Training

                  The Seller will provide free-of-charge Training courses for ground personnel for a total of *** trainee-days of instruction. The range of maintenance courses is listed in Appendix "B" to this Clause 16. The Buyer may elect to use part of this Training allowance to perform some maintenance training classes at another US carrier on a space available basis.

                  The trainee days will be counted as follows:

                  (i) For instruction at ATC-Miami or at ATC-Toulouse, the total number of trainee days counted will be the number of trainees enrolled at the beginning of a Training course multiplied by the number of days of instruction.

                  (ii) For instruction at locations other than the ATC-Miami or at the ATC-Toulouse, the total number of trainee days counted will be the greater of twelve (12) and the number of trainees enrolled at the beginning of a Training course multiplied by the number of days of detachment of the Seller's instructor(s).

16.3.2.2          Maintenance Initial Operating Experience

                  [INTENTIONALLY LEFT BLANK]

16.3.3            Flight Attendants/Operations/Performance Courses

                  The Seller will provide free of charge *** trainee days of instruction to be used for the training courses listed in Appendix "C" to this Clause 16. In the event the Buyer would like the main features of the Specifications to be covered during the aircraft visit of the Flight Attendants Familiarization Course, such visit may be given as of two (2) weeks before delivery of the first Aircraft.

16.3.4            Familiarization Training

                  At the Buyer's request the Seller will conduct general familiarization courses for the Buyer's employees. Training allowance in Subclause 16.3.2.1 will be used to cover such courses.

16.3.5            Vendors and Engine Manufacturer Training

                  The Seller will ensure that the major Vendors and the Propulsion Systems manufacturer will provide maintenance and overhaul training on their products at appropriate times as required by the Buyer.

                  A list of such major Vendors will be supplied to the Buyer on request.

16.4              Training Aids and Materials

16.4.1            Training Aids for Trainees at the Seller's Training Centers

                  For the purposes of this Subclause 16.4.1, it is understood that training aids and materials provided to the Buyer's trainees by the Seller (a) are supplied for the sole and express purpose of providing Training in the courses described in Subclause 16.3 of this Agreement and therefore are labeled "For Training Only," (b) are free of charge, (c) include all cockpit layouts, all printed course materials, including manuals and supporting documents. Computer hardware, software and Courseware (including simulators and simulator data packages) and all other equipment will be provided to the trainees solely for use during the Seller's training courses.

                  Since the Training is for the Buyer's trainees only, the Buyer undertakes not to divulge the contents of any training aids or materials to any third party without the prior agreement of the Seller, save as required pursuant to any governmental, contractual or legal requirement imposed upon the Buyer or as permitted by Subclause 16.4.2.

16.4.2            Training Aids for the Buyer's Training Organization

                  The Seller will provide free of charge *** sets of the Courseware related to the Aircraft and similar to that used by the Seller for the Buyer's training organization, except as provided in this Subclause 16.4.2. Such Courseware will be for the training of the Buyer's personnel only and will include a revision service ***.

                  The Courseware to be provided to the Buyer will be:

                  (i)      supplied with a license in the Buyer's name, and

                  (ii) compatible with the hardware platform defined by the Aviation Industry CBT Committee (AICC), which is fully approved by the Air Transport Association and International Air Transport Association.

                  ***

                  Any additional sets of Courseware and/or any extension to the Buyer's right to use such Courseware will be subject to terms and conditions to be mutually agreed. General conditions for the supply of the Courseware will apply and will be detailed during the Training Conference.

16.5              Seller's Support

                  The Seller will help the Buyer with the development and introduction of Aircraft training programs at the Buyer's training center, on the Buyer's request and terms to be agreed. The Seller will provide free-of-charge technical assistance in modifying the standard Courseware routers to the Buyer's in-house training programs.

16.6              INDEMNITY AND INSURANCE

16.6.1            SCOPE

                  IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 16, THE BUYER AND THE SELLER PROVIDE THE
                  INDEMNITIES SET FORTH IN SUBCLAUSES 16.6.2 AND 16.6.3.

16.6.2            BUYER'S INDEMNITY

                  THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, LOSS OF USE, COSTS AND EXPENSES

                  (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE) CAUSED BY THE SELLER OR ITS REPRESENTATIVES, AND

                  (II) FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES), CAUSED BY THE SELLER OR ITS REPRESENTATIVES.

                  ARISING OUT OF OR IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 16.

                  THIS INDEMNITY OF THE BUYER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S, THE MANUFACTURER'S OR ANY OF THE ASSOCIATED CONTRACTORS' OR THEIR RESPECTIVE SUBCONTRACTORS' OR THEIR RESPECTIVE OFFICERS', AGENTS' OR EMPLOYEES' SAID REPRESENTATIVES.

16.6.3            SELLER'S INDEMNITY

                  THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

                  (I) FOR INJURIES TO OR DEATHS OF THE SELLER'S SAID REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE,

                  (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES, AND

                  (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.

                  WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE SELLER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE BUYER WHERE THE SELLER'S LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE BUYER'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

16.6.4            CLAIMS

                  IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 16.6, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL HAVE THE RIGHT TO INVESTIGATE, AND THE RIGHT IN ITS SOLE DISCRETION TO ASSUME AND CONDUCT THE DEFENSE OF OR SETTLE OR COMPROMISE, SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT.

                  HOWEVER, IF IN THE REASONABLE OPINION OF THE INDEMNITEE, SUCH DEFENSE, SETTLEMENT OR COMPROMISE INVOLVES THE POTENTIAL IMPOSITION OF CRIMINAL LIABILITY ON THE INDEMNITEE OR A CONFLICT OF INTEREST BETWEEN THE INDEMNITOR AND THE INDEMNITEE, THE INDEMNITOR WILL NOT BE ENTITLED TO ASSUME AND CONDUCT THE DEFENSE OF ANY SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. THE INDEMNITEES WILL BE ENTITLED, AT THEIR OWN EXPENSE, ACTING THROUGH ONE (1) COUNSEL, TO PARTICIPATE IN ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT THE DEFENSE OF WHICH HAS BEEN ASSUMED BY THE INDEMNITOR PURSUANT TO THE PRECEDING PROVISIONS, PROVIDED, THAT SUCH PARTICIPATION DOES NOT, IN THE REASONABLE OPINION OF INDEPENDENT COUNSEL OF THE INDEMNITOR, INTERFERE WITH THE CONDUCT OF SUCH DEFENSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO SETTLEMENT OR COMPROMISE WILL BE ENTERED INTO WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNITEE, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. EACH INDEMNITEE WILL COOPERATE WITH THE INDEMNITOR IN THE INVESTIGATION AND CONDUCT OF THE DEFENSE OF ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT INDEMNIFIED HEREUNDER.

                  IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH THE DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 16.6, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A CLAIM OR LAWSUIT AGAINST THE SELLER.

16.6.5            INSURANCE

                  FOR THE PERIOD OF PERFORMANCE DESCRIBED IN THIS CLAUSE, THE BUYER WILL

                  (I) INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSE OR SUBROGATION AGAINST THE SELLER, THE MANUFACTURER, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS IN RESPECT OF ALL RISKS HULL INSURANCE POLICY, AND

                  (II) EFFECT INSURANCE TO COVER THIRD-PARTY LIABILITY RISKS ARISING DURING SAID PERFORMANCE IN AN AMOUNT SATISFACTORY TO THE SELLER, NAMING THE SELLER AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AS ADDITIONAL INSUREDS.

                  SUCH INSURANCE WILL CONTAIN A CROSS-LIABILITY CLAUSE AND WILL ALSO CONTAIN A THIRTY (30)-DAY NOTICE-OF-CANCELLATION PROVISION. UPON REQUEST, THE BUYER WILL DELIVER TO THE SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE
                  COVERAGE REQUIRED BY THIS CLAUSE.



                          CLAUSE 16 - APPENDIX "A"

                        RECOMMENDED PILOT EXPERIENCE
                     IN RELATION TO TRANSITION TRAINING


1.       CAPTAINS

         The Seller recommends that captains have a minimum of 1,000 hours' experience in command of jet transport category aircraft prior to transition training provided under Clause
         16 of this Agreement.

2.       SENIOR CO-PILOTS

         Senior co-pilots upgrading to captain and who do not have the recommended minimum described above in Paragraph 1 will be considered for transition training provided under Clause 16 of this Agreement on a case-by-case.

3.       CO-PILOTS

         The Seller recommends that copilots have a minimum of 500 hours' experience operating transport aircraft, of which at least 300 hours' should be with jet transport aircraft. This recommended minimum includes formal basic training.

4.       ALL PILOTS

         The Seller recognizes that some pilots have no experience with FMS, AFCS, glass cockpits or two-person (as compared to three-person) crews, features covered in the Seller's "Introductory Course." Therefore, the Seller recommends that those pilots take its "Introductory Course," before taking transition training provided under Clause 16 of this Agreement. For pilots who do not have jet transport experience, the Seller recommends its "Jet Familiarization Course."

5.       CROSS-CREW QUALIFICATION TRAINING ("CCQ")

         In order to be entitled to take a CCQ course, all pilots will be required to have a minimum of one hundred fifty (150) flight hours on A319, A320 or A321 aircraft.



                          CLAUSE 16 - APPENDIX "B"

                 LIST OF STANDARD A330 MAINTENANCE COURSES

A330 Training

GM01                      General Familiarization Course
GM02                      Ramp Servicing Course
GM35                      Line Mechanics Course
GM45                      Line & Base Mechanics\Electrics Course
GM52                      Line & Base Avionics\Electrics Course
GM42                      Line & Base Mechanics\Avionics\Electrics Course
GM70                      Engine Run Up Course
GM71                      Engine Run Up & Taxing Course
GM09                      Aircraft Rigging Course
GM10                      Cabin Interior & Emergency Equipment Course
GM12                      Mechanics\Electrics On Job Training Course
GM14                      Avionics\Electrics On Job Training Course
GM22                      Mechanics\Avionics\Electrics On Job Training Course
GM13                      Maintenance Initial Operating Experience
GM18A1                    ETOPS Maintenance Course
GM18A2                    Accelerated ETOPS Maintenance Course
GM19                      CAT II\ CAT III Course
XM15                      Basic Digital
GM04                      Cargo Loading & Handling Course
GM26                      Field Trip
GM27                      Simulator Sessions
GM28                      Simulator plus Field Trip
XM29                      Airbus Crew Resource Management Course
                          (For Maintenance Personnel)

Structure Courses

Shop Technicians
GSA1                      Structure Maintenance for Technicians
XSA2                      Basic Composite Repair for Technicians
XSA3                      Advanced Composite Repair For Technicians

Inspectors

XSB1                      NDT Inspection General
XSB2                      Composite Structures NDT Inspections

Engineers

XSC1                      Structure Repair for Engineers - Metallic Structures
XSC2                      Materials and Processes for Engineers



                          CLAUSE 16 - APPENDIX "B"

                 LIST OF STANDARD A330 MAINTENANCE COURSES

Shortened Courses A319/A320/A321 ->A330


GM35S             Line Mechanics Shortened Course
GM45S             Line & Base Mechanics\Electrics Shortened Course
GM52S             Line & Base Avionics\Electrics Shortened Course
GM42S             Line & Base Mechanics\Avionics\Electrics Shortened Course
GM70S             Engine Run Up Shortened  Course
GM71S             Engine Run Up & Taxing Shortened Course



                          CLAUSE 16 - APPENDIX "B"

                 LIST OF STANDARD A340 MAINTENANCE COURSES

A340 Training          Maintenance Courses

FM01                   General Familiarization Course
FM02                   Ramp Servicing Course
FM35                   Line Mechanics Course
FM45                   Line & Base Mechanics\Electrics Course
FM52                   Line & Base Avionics\Electrics Course
FM42                   Line & Base Mechanics\Avionics\Electrics Course
FM70                   Engine Run Up Course
FM71                   Engine Run Up & Taxing Course
FM09                   Aircraft Rigging Course
FM10                   Cabin Interior & Emergency Equipment Course
FM12                   Mechanics\Electrics On Job Training Course
FM14                   Avionics\Electrics On Job Training Course
FM22                   Mechanics\Avionics\Electrics On Job Training Course
FM13                   Maintenance Initial Operating Experience
FM19                   CAT II\ CAT III Course
XM15                   Basic Digital
FM04                   Cargo Loading & Handling Course
FM26                   Field Trip
FM27                   Simulator Sessions
FM28                   Simulator plus Field Trip
XM29                   Airbus Crew Resource Management Course
                       (For Maintenance Personnel)

Structure Courses

Shop Technicians
FSA1                   Structure Maintenance for Technicians
XSA2                   Basic Composite Repair for Technicians
XSA3                   Advanced Composite Repair For Technicians

Inspectors

XSB1                   NDT Inspection General
XSB2                   Composite Structures NDT Inspections

Engineers

XSC1                   Structure Repair for Engineers - Metallic Structures
XSC2                   Materials and Processes for Engineers



                          CLAUSE 16 - APPENDIX "B"

                 LIST OF STANDARD A340 MAINTENANCE COURSES


Shortened Courses A319/A320/A321 ->A340


FM35S              Line Mechanics Shortened Course
FM45S              Line & Base Mechanics\Electrics Shortened Course
FM52S              Line & Base Avionics\Electrics Shortened Course
FM42S              Line & Base Mechanics\Avionics\Electrics Shortened Course
FM70S              Engine Run Up Shortened  Course
FM71S              Engine Run Up & Taxing Shortened Course



                          CLAUSE 16 - APPENDIX "C"

                LIST OF A330 OPERATIONS/PERFORMANCE COURSES

A330 Training

GG01        Management Survey Course Airbus documentation & programs (G02A2)

GG02        Performance Engineer Course
            *Airbus Programs (G02A1)
            *Airbus documentation & programs (G02A2)
            *Airbus systems & documentation & programs (G02A3)
            *Airbus systems & documentation & programs & theory
            (G02A4)

GG03 Dispatcher transition Course *Airbus documentation & performance (G03A1) *Airbus systems & documentation & performance (G03A2) *ETOPS qualifications (G03A3) *Airbus documentation,,performance & ETOPS (G03A4)

GG06        Weight & Balance Engineer Course
            *Balance Chart Design (G06A1)
            *Balance Chart Design & Load Master Transition Course (G06A2)

GG07        Load Master Transition Course

GFC5        Flight Crew Ground Instructor's Course



                          CLAUSE 16 - APPENDIX "C"

                 LIST OF A340OPERATIONS/PERFORMANCE COURSES


A340 Training

FG01        Management Survey Course

FG02        Performance Engineer Course
            *Airbus Programs (G02A1)
            *Airbus documentation & programs (G02A2)
            *Airbus systems & documentation & programs (G02A3)
            *Airbus systems & documentation & programs & theory
            (G02A4)

FG03 Dispatcher transition Course *Airbus documentation & performance (G03A1) *Airbus systems & documentation & performance (G03A2)

FG06        Weight & Balance Engineer Course
            *Balance Chart Design (G06A1)
            *Balance Chart Design & Load Master Transition Course (G06A2)

FG07        Load Master Transition Course

FFC5        Flight Crew Ground Instructor's Course



17 -              VENDORS' PRODUCT SUPPORT

17.1              Vendor Product Support Agreements

17.1.1 The Seller has obtained product support agreements transferable to the Buyer from Vendors of Seller Furnished Equipment listed in the Specifications ("Product Support Agreements").

17.1.2 These Product Support Agreements are based on the "World Airlines and Suppliers Guide" and include Vendor commitments as contained in the Supplier Product Support Agreements, which include the following provisions:

17.1.2.1 Technical data and manuals required to operate, maintain, service and overhaul the Vendor items. Such technical data and manuals will be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 of this Agreement, will include revision service and will be published in the English language. The Seller recommends that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3.

17.1.2.2 Warranties and guarantees including Vendors' standard warranties. In addition, Vendors of landing gear will provide service life policies for landing gear structures.

17.1.2.3 Training to ensure efficient operation, maintenance and overhaul of the Vendors' items for the Buyer's instructors, shop and line service personnel.

17.1.2.4 Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries.

17.1.2.5 Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Vendor items as well as required tooling and spares provisioning.

17.2              Vendor Compliance

                  The Seller will monitor Vendor compliance with support commitments defined in the Product Support Agreements and will promptly take remedial action.

17.3              Vendor Part Repair Stations

17.3.1 The Manufacturer has developed with the Vendors a program aimed at building a comprehensive network of repair stations in North America for those Vendor Parts originating from outside this territory.

17.3.2 As a result of the above, most Vendor Parts are now repairable in North America, and corresponding repair stations are listed in a document, the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

                  The Seller undertakes that the Vendor Parts that have to be forwarded for repair outside North America will be sent back to the Buyer with proper tagging as required by the FAA.

17.3.3 The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges (as specified in the relevant Supplier Product Support Agreements manual) to be offered to the Buyer ***.



18 -              BUYER FURNISHED EQUIPMENT AND DATA

18.1              Installation and Delivery

18.1.1 Without additional charge, and in accordance with the Specifications, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment.

18.1.2 The Seller will cause the Manufacturer to advise the Buyer reasonably in advance of the dates by which, in the planned release of engineering for an Aircraft, the Manufacturer requires a written detailed description of the dimensions and weight of Buyer Furnished Equipment for such Aircraft and information necessary for the installation and operation thereof, and the Buyer will furnish such detailed description and information by the dates so specified. Such dimensions and weights will not thereafter be revised unless mutually agreed and set forth in an SCN.

18.1.3 The Seller will also cause the Manufacturer to furnish reasonably in advance (but in no event less than eight
                  (8) months prior to the scheduled delivery date) to the Buyer a schedule of dates by and locations to which Buyer Furnished Equipment for such Aircraft must be delivered to the Manufacturer to permit installation in and delivery of such Aircraft in accordance with the delivery schedule referred to in Clause 9. The Buyer will furnish such equipment to the Manufacturer at such locations by such dates. The Buyer, at its own expense, will also furnish or cause to be present at the works where such Buyer Furnished Equipment is to be installed, when requested by the Manufacturer, field service representatives to provide the Manufacturer technical advice regarding the installation and calibration of Buyer Furnished Equipment.

18.2              Specification and Airworthiness Approvals

                  The Buyer will ensure that all Buyer Furnished Equipment will meet the requirements of the Specifications, will comply with applicable DGAC and FAA regulations and will be approved by the DGAC and the FAA for installation and use on an Aircraft at the time of delivery of such Aircraft. The Seller will bear no expense in connection with adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain DGAC and FAA approval, unless such adjusting and calibrating is made necessary by improper installation by the Seller of the Buyer Furnished Equipment.

18.3              Delay and Nonperformance

                  Any delay or failure in complying with the obligation in the foregoing Subclause 18.2, in providing the descriptive information and services mentioned in Subclause 18.1 hereof, in furnishing the Buyer Furnished Equipment or in obtaining any required approval of such equipment under the DGAC or FAA regulations *** will be, to the extent that such delay or failure will in turn,

                  (i) delay the performance of any act to be performed by or on behalf of the Seller or the Manufacturer, or

                  (ii) cause the Final Contract Price of the Aircraft to be increased by the amount of the Seller's reasonable additional costs, if any, attributable to such delay or failure by the Buyer, including, without limitation, storage, taxes, insurance and costs of out-of-sequence installation, the responsibility of the Buyer, and any resulting cost will be borne by the Buyer.

                  Further, in any such event, the Seller may elect to take any of the actions set forth below in Subclauses 18.3.2,
                  18.3.3 or 18.3.4:

18.3.2 The Seller will be entitled to cause the Manufacturer to select, purchase and install the Buyer Furnished Equipment involved, in which event the Final Contract Price of the affected Aircraft will be increased by the purchase price of such Buyer Furnished Equipment plus reasonable costs and expenses incurred by the Manufacturer for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Contract Price of such Aircraft, for adjustment and calibration.

18.3.3 If (i) delivery of the Buyer Furnished Equipment is delayed by more than thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment required to obtain certification of the Aircraft in accordance with Subclause 2.3 hereof is not approved by the DGAC or FAA within thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then, notwithstanding the terms of Subclause 2.3, the Seller will be entitled to deliver the affected Aircraft without installing the Buyer Furnished Equipment, but otherwise in full compliance with the terms, conditions and requirements of this Agreement (including, without limitation, Subclause 2.3) and all performance guarantees. Upon such delivery the Seller will be relieved of all obligations to install such Buyer Furnished Equipment.

18.3.4 If (i) the Buyer Furnished Equipment is delayed by more than thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment is not required for certification of the Aircraft and is not approved by the DGAC or FAA within thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then the Seller will be entitled to deliver the Aircraft with no obligation to install such Buyer Furnished Equipment. The Buyer may also elect to have the Aircraft so delivered, whereupon the Seller will be relieved of all obligations to install such Buyer Furnished Equipment.

18.4              Tax-Free Zones

                  The Buyer will cause all Buyer Furnished Equipment to be delivered at its own expense to the tax-free zone at the following address, unless the Seller notifies the Buyer otherwise in writing. Final destinations are specified in the Buyer Furnished Equipment delivery instructions.

                  AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE
                  316, Route de Bayonne
                  31300 TOULOUSE
                  FRANCE

                  The Seller represents and warrants that there are no taxes, duties, imposts or similar charges of any nature whatsoever in connection with the delivery of Buyer Furnished Equipment in the tax-free zone specified above (or subsequently by the Seller).

18.5              Risk of Loss

                  Title to and risk of loss of Buyer Furnished Equipment will at all times remain with the Buyer. When Buyer Furnished Equipment is in the possession of the Seller, the Seller will have only such responsibility therefor as is chargeable by law to a bailee for hire, but will not be liable for loss of use.

18.6              Seller-Supplied Buyer Furnished Equipment

                  If the Buyer requests the Seller to cause the Manufacturer to supply directly certain items that are considered Buyer Furnished Equipment pursuant to the Specifications, and if compliance with such request by the Seller and the Manufacturer in their judgment will not affect the delivery date of an Aircraft referred to in Clause 9, then the Seller will order such items subject to the execution of an SCN reflecting the effect on price and any other items and conditions of this Agreement. In such a case, the Seller will be entitled to the payment of a reasonable handling charge (with respect to Buyer Furnished Equipment not manufactured by the Manufacturer) and will bear no liability in respect of any delay caused and product support commitments assumed by the Vendor of such Buyer Furnished Equipment, provided that the Seller has exercised due diligence in procuring such Buyer Furnished Equipment. The provisions of Subclauses 18.2 and 18.3 will apply to Buyer Furnished Equipment covered under this Subclause 18.6 in the event of any delay in approval or delivery of such Buyer Furnished Equipment.

18.7              ***


19 -              ASSIGNMENT

19.1              Successors and Assigns

                  Subject to the provisions of this Subclause 19.1, this Agreement will inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement will not be assigned in whole or in part by either party without the prior written consent of the other party, such consent not to be unreasonably withheld. Notwithstanding anything herein to the contrary, the Seller may at any time, without the Buyer's consent, assign any of its rights to receive money, and any of its duties to effect sale and delivery of any Aircraft, or any of its responsibilities, duties or obligations to perform any other obligations hereunder to the Manufacturer, any of the Associated Contractors, ASC or any Affiliate of the Seller, the Manufacturer or of any Associated Contractor provided that (i) such assignment will not release or diminish the obligations and liabilities of the Seller hereunder or in respect of any Aircraft and (ii) such assignment does not increase the obligations, liabilities, risk, burden, costs or expenses of the Buyer hereunder.

19.2              Seller's Designations

                  The Seller may at any time by notice to the Buyer designate particular facilities or particular personnel of the Manufacturer, ASC, any of the Associated Contractors or any Affiliate of the Manufacturer or any Associated Contractor at which or by whom the services to be performed under this Agreement will be performed provided that (i) such designation will not release or diminish the obligations and liabilities of the Seller hereunder or in respect of any Aircraft, and (ii) such designation does not increase the obligations, liabilities, risk, burden, costs or expenses of the Buyer hereunder. The Seller may also designate the Manufacturer, any Associated Contractor or any Affiliate of the Manufacturer or any Associated Contractor as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in this Agreement provided that (i) such designation will not release or diminish the obligations and liabilities of the Seller hereunder or in respect of any Aircraft, and
                  (ii) such designation does not increase the obligations, liabilities, risk, burden, costs or expenses of the Buyer hereunder.

19.3              Assignment in Case of Resale or Lease

                  In the event of the resale or lease of any Aircraft, pursuant to a financing arrangement, by the Buyer before, upon, or after delivery thereof to the Buyer, the Buyer's rights with respect to such Aircraft under this Agreement, other than the Buyer's rights under Clauses 3, 14, 15, 16 and 17 hereof and Letter Agreements hereto, other than Letter Agreement No. 1, may be assigned to the extent necessary to complete the financing on commercially reasonable terms. The Seller will consent to such assignment provided that, prior to such assignment, the Buyer furnishes to the Seller a true copy of such agreement with such purchaser or lessor, clearly stating that such purchaser or lessor acknowledges that it is bound by and will comply with all applicable terms, conditions and limitations of this Agreement.

19.4              ***

19.5              ***

19.6              ***



20 -              DATA RETRIEVAL

                  On the Seller's reasonable request, the Buyer may provide the Seller with data customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.



21 -              TERMINATION FOR CERTAIN EVENTS

21.1              Seller's Termination Rights

21.1.1 Any of the following will be considered a material breach of the Buyer's obligations under this Agreement
                  ("Material Breach"):

                  (1) The Buyer or any other party will commence any case, proceeding or other action with respect to the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action remains undismissed or unstayed for more than ninety (90) consecutive days.

                  (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer for all or substantially all of its assets and such action remains undismissed or unstayed for more than ninety (90) consecutive days, or the Buyer makes a general assignment for the benefit of its creditors.

                  (3) An action is commenced against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets and such action remains undismissed or unstayed for more than ninety (90) consecutive days.

                  (4) The Buyer generally admits in writing that it is unable to pay its debts as they come due.

                  (5) There is a voluntary liquidation, winding up or analogous event with respect to the Buyer.

                  (6) The Buyer is in default on its obligation to make any Predelivery Payment pursuant to Subclause 6.2 of this Agreement and ***.

                  (7) The Buyer defaults on any payment obligation relating to any Aircraft and such default is not cured within the applicable grace periods, with respect to ***.

                  (8)      The Buyer is in default for more than thirty
                           (30) consecutive days in its obligation to take delivery of an Aircraft as provided in Subclause
                           9.3 of this Agreement, subject to the provisions of Subclause 22.3.4.

21.1.2 In the event of any Material Breach by the Buyer, the Seller will at its option by written notice to the Buyer have the right to resort to any remedy provided herein or under applicable law, including, without limitation, the right by written notice, effective immediately, to (i) suspend its performance with respect to undelivered Aircraft under the Agreement, (ii) reschedule the delivery dates for Aircraft or for other goods and services to be provided with respect to undelivered Aircraft, (iii) terminate this Agreement with respect to any or all undelivered Aircraft, and to any or all services, data and other items with respect to undelivered Aircraft on the effective date of such termination and (iv) retain, as part of the damages for breach and not as a penalty, an amount equal to all Predelivery Payments and all other payments made theretofore under this Agreement.

21.2              ***

21.2.1            ***

21.2.2            ***



22 -              MISCELLANEOUS PROVISIONS
                  ------------------------

22.1              Notices

                  All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial express courier, facsimile or other mutually agreeable electronic transmission at the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial express courier, facsimile or other electronic transmission, the date upon which sent, will be deemed to be the effective date of receipt of such notice or request.

                  The Seller will be addressed at:

                           2, rond-point Maurice Bellonte
                           31700 BLAGNAC   FRANCE
                           Attention:  Director - Contracts
                           Telephone: (33) 5 61 30 40 12
                           Fax: (33) 5 61 30 40 11
                           Telex:  AVSA 521155F

                  The Buyer will be addressed at:

                           2345 Crystal Drive
                           Arlington, VA 22227
                           Attention: Vice President, Purchasing
                           Telephone: 703-872-5918
                           Fax: 703-872-5936

                           with a copy to the attention of the Buyer's
                           Office of the General Counsel at the same address:

                           Attention:  Aircraft Counsel
                           Fax: 703-872-5252

                  From time to time, the party receiving the notice or request may designate another address or another person.

22.2              Waiver

                  The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3              INTERPRETATION AND LAW; SUBMISSION TO JURISDICTION;
                  WAIVER OF IMMUNITY; DISPUTE RESOLUTION

22.3.1            INTERPRETATION AND LAW

                  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.3.2            SUBMISSION TO JURISDICTION

                  EACH OF THE BUYER AND THE SELLER IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT MAY BE BROUGHT AND DETERMINED IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY, IN THE GENERAL DISTRICT COURTS OF FAIRFAX COUNTY OR ARLINGTON COUNTY, VIRGINIA, OR IN THE UNITED STATES DISTRICT COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, OR THE EASTERN DISTRICT OF VIRGINIA AND IRREVOCABLY ACCEPTS WITH REGARD TO ANY SUCH ACTION OR PROCEEDING THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS.

                  The Seller hereby irrevocably designates CT Corporation, New York City offices, to receive for and on its behalf service of process in any proceeding with respect to any matter as to which it submits to jurisdiction as set forth above, it being agreed that service upon CT Corporation will constitute valid service upon the Seller in any legal action or proceeding with respect to this Agreement.

22.3.3            Waiver of Immunity

                  The Seller irrevocably waives the benefit of Articles 14 and 15 of the French Civil Code, for the purpose of this Agreement. The Seller hereby irrevocably waives, and agrees not to assert, the defense of sovereign immunity, and, to the extent permitted by law, the defense that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement may not be enforced in or by such courts.

22.3.4            ***

22.4              Confidentiality

                  Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement, any reports or other data furnished, and other documents furnished by the Seller hereunder strictly confidential. Without limiting the generality of the foregoing, each party will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by it with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the disclosing party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The provisions of this Subclause 22.4 will survive any termination of this Agreement.

22.5              Severability

                  In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.6              Alterations to Contract

                  This Agreement, including its Exhibits, Appendixes and Letter Agreements, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, that certain AVSA Term Sheet dated July 2, 1998 (Reference AVSA 5211.9), between the Seller and the Buyer and all letter agreements ancillary thereto). This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.7              Inconsistencies

                  In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specifications, or (ii) any other Exhibit or Letter Agreement attached to this Agreement, in each such case the terms of such Specifications, Exhibit or Letter Agreement will prevail over the terms of this Agreement. For the purpose of this Subclause 22.7, the term Agreement will not include the Specifications or any other Exhibit or Letter Agreement hereto.

22.8              Language

                  All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.9              Headings

                  All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.10             Counterparts

                  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.


AVSA, S.A.R.L.


By:        /s/ Michele Lascaux
Title:     Director Contracts


US Airways Group, Inc.



By:        /s/ Thomas A. Fink
Title:     Treasurer




                            CONSENT AND GUARANTY

                  Airbus Industrie, G.I.E., established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France (the "Guarantor"), hereby acknowledges notice of and consents to all of the terms of the Airbus A330/A340 Purchase Agreement dated as of November 24, 1998 (as amended, modified, or supplemented from time to time, the "Agreement"), between AVSA, S.A.R.L. (the "Seller"), and US Airways Group, Inc. (the "Buyer"), including, without limitation, the assignments of the Seller's rights under its agreements with the Guarantor, contained in Clauses 12 and 13, Letter Agreements Nos. 1, 8A, 8B, 8C and 8D, 9, 10, 12 and 13 of such Agreement, and hereby irrevocably and unconditionally guarantees the due and punctual payment and performance by the Seller of all of the latter's liabilities and obligations as set forth in the said Agreement subject to the terms and limitations therein contained. The Guarantor hereby agrees that its obligations hereunder will be unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by (i) any modification or amendment of or supplement to said Agreement (other than release, discharge or waiver of this guarantee hereunder) or (ii) any assignment of said Agreement or of any rights or obligations thereunder made in accordance with Clause 19 thereof. The Guarantor further agrees that it will execute and deliver such other and further instruments as may be reasonably requested by the Buyer (as such term is defined in the said Agreement), its successors or assigns to reaffirm its obligations hereunder. This Consent and Guaranty constitutes a guaranty of performance and of payment, and the Guarantor agrees that, in case of default by the Seller, the Buyer will not be required to file suit against the Seller as a condition to enforcement of this Consent and Guaranty.

                  The Guarantor irrevocably agrees that any legal action or proceeding against the Guarantor with respect to this Consent and Guaranty may be brought and determined in the Supreme Court of the State of New York, New York County, in the General District Courts of Fairfax County or Arlington County, Virginia, in the United States District Courts for the Southern District of New York or the Eastern District of Virginia, or in the commercial Court ("Tribunal de Commerce") of Toulouse, France, and irrevocably accepts with regard to any such action or proceeding the nonexclusive jurisdiction of those courts. The Guarantor irrevocably waives the benefit of Articles 14 and 15 of the French Civil Code. The Guarantor hereby irrevocably waives, and agrees not to assert, the defense of sovereign immunity, and, to the extent permitted by law, the defense that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Consent and Guaranty may not be enforced in or by such courts. However, the preceding sentence will not be construed as a waiver of any requirement of service of process. The Guarantor hereby irrevocably designates CT Corporation as the Guarantor's agent to receive service of process in any legal action or proceeding with respect to this Consent and Guaranty.

                  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK.


Airbus Industrie, G.I.E.,



By /s/ Jean-Marc Orlando
   ----------------------

Title: VP Financial Reporting
        and Treasury


By /s/ Benoit Debains
   ------------------------

Title: VP Finance



                                                              EXHIBIT "A-1"




   The A330-200 Standard Specification is contained in a separate folder.




                                                              EXHIBIT "A-2"





   The A330-300 Standard Specification is contained in a separate folder.





                                                              EXHIBIT "A-3"







   The A340-200 Standard Specification is contained in a separate folder.




                                                              EXHIBIT "A-4"







   The A340-300 Standard Specification is contained in a separate folder.




                                                                EXHIBIT "B"


               Change Orders to Standard Specification (SCNs)


                         [INTENTIONALLY LEFT BLANK]

                                                                EXHIBIT "B"


----------------------------------------------------------------------------------------------------------------------------------
    REF                      TITLE                                    BFE      A330-300                    COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
 USA11G001C    Interior placards                                             ***                As per A319
 USA11G002C    Additional certificate holders                                                   As per A319
 USA11G003C    Additional exterior markings                                  ***                As per A319
 USA11G004C    Cargo bay placard "NO LIVE ANIMALS"                           ***                For each cargo bay which is not
                                                                                                  heated.
11-35-101-01   Cargo placards in both kilos and pounds                       ***

21-20-110-01   Cabin Recirc filter alternate                                 ***                Le bozec or Pall

22-70-100-01   New standard for FMS                                          ***                Sextant
22-70-116-01   Automatic erasing of flight path data after landing

23-71-175 st   Installation of Cockpit Voice Recorder                        ***                2 Hour Unit basic 980-6022-001
23-11-134-xx   Installation of dual HF                                BFE    ***               Allied signal 964-0452-001
23-50-126-15   Installation of Alternate Boomsets                            ***                Telex as per A319 P/N 64300-110
23-12-130-xx   Third VHF system installation all three radios VDR            ***                Sextant ###-##-####A
   BASIC       Installation of FANS A inc ATSU and DCDUs              BFE    ***                Allied signal for ACARS software.
23-28-116-xx   Installation of High Gain or Intermediate Gain
                 SATCOM system                                        BFE    ***                Choice of Collins or Honeywell
                                                                                                  for Avionics
                                                                                                Choice of Top or Side mounted
                                                                                                  antennas Allied Signal, Ball,
                                                                                                  Marconi
26-23-106-02   Fire extinguisher system for fwd and aft cargo
                 compartments alt vendor                                     ***                HTL - Extended duration to cover
                                                                                                  180 mins ETOPS
26-21-107-std  Engine Fire extinguishing Bottles alt vendor                  ***                HTL as per A319
26-24-110-01   Alternate cockpit portable fire extinguisher                  ***                TOTAL as per A319

27-92-101-02   Simultaneous sidestick indication (aural/visual)

28-25-11x-01   Relocation of refuel panel to LH wing                         ***
28-25-117-01   Additional refuel/defuel couplings on LH wing                 ***

31-33-114-st   Installation of SSFDR                                         ***                Allied signal 980-470-003
31-00-128-01   Use of US units rather than metric                            ***
31-14-103-01   Overhead toggle panel switch reorientation                    ***
31-52-102-01   OEB Reminder function                                         ***

32-40-134-xx   Wheels and Brakes selection                                   ***                Choice of Allied Signal, ABS, BF
                                                                                                  Goodrich-Messier.
 USA32G001C    Installation of small bore tyre valves.                       ***

 USA33G001A    "Please turn off electronic devices " signs                   ***

34-10-113-01   ADIRS equipment 4MCU                                          ***                Litton
34-43-113-01   Installation TCAS II                                   BFE    ***                Allied signal
   BASIC       TCAS display option                                           ***                Sextant p/n C124-04-AA01
   BASIC       ATC transponders  Arinc 900                                   ***                Allied signal
34-55-102-03   VOR/Marker alternate vendor                                   ***                Allied signal
34-42-100-01   Radio altitude automatic call outs                            ***
34-41-151-01   Dual Weather radar system installation with
                 Predictive windshear system                                 ***                Allied signal
34-51-108-06   DME interrogator Arinc 900                                    ***                Allied signal
34-48-128-01   Installation of Enhanced GPWS                                 ***                Allied Signal Unit
34-58-310-11   Installation of a Multi Mode Receiver (Replaces
                 ILS and GPS)                                                ***                Sextant
   BASIC       Reduced Vertical Seperation Minima                            ***
 USA34G001A    Standby instruments on LCD display                            ***                Sextant
 USA34G002A    Weather radar specific Control panel                          ***                Allied signal
 USA34G003A    Optional warnings for EGPWS                                   ***
 USA34G004A    Removal of the ADF receivers and antenna                      ***

35-11-112-01   Flight crew O2 bottle 115 cuft steel                          ***
35-30-106-04   Alternate PBE installation in cockpit                         ***                Scott

 USA38G001A    Cold weather package installation                             ***
25-50-222-01   Heated cargo drainage system                                  ***

 USA51G001A    Exterior paint process                                        ***                Courtaulds desothane
 USA51G002A    Exterior painting of non standard surfaces,
                 wings, ths, ths fairing, nacelles.                          ***
 USA51G003A    Painted exterior markings                                     ***
 USA51G004A    Additional corrosion protection using AV8 and
                 AV30 from Dinotrol                                          ***

 USA55G001C    Anti erosion protection on fin leading edge.                  ***

56-10-104-01   Cockpit windows                                               ***                PPG

72-00-118-01   Engine selection                                              ***

79-20-100-xx   ESSO 2380 engine and APU oil                                  ***

   BASIC       Boarding music via Audio reproducer                    BFE    ***
   BASIC       System provisions and installation for pax
                 audio entertainment                                  BFE    ***
 USA23G001A    System povisions and Installation of IN seat
                 video all pax inc airshow (Sony VOD)                 BFE    ***                All pax ISV, inc In-seat
                                                                                                  telephones, and PVIS but not
                                                                                                  O/Head monitors
 USA24G001A    System provisions for Electrically powered F/C
                 seats and B/C including PC power for                 SFE    ***
 USA24G002A    Installation of PC power supply at each Y/C
                 Pax seat                                             SFE    ***

 USA23G003A    Modified wiring seat to seat in first class                   ***                F/C only seat to seat cables under
                                                                                                  floor to allow deletion of seat
                                                                                                  track covers.
 USA23G002A    CIDS Definition                                               ***                Same definition as per A319

 USA25G00XA    Installation of individual pax air outlets                    ***
               Installation of additional C/A seats out of
                 flexibility concept                                         ***                Total of 14 Cabin Attendant seats
                                                                                                  all std (No high comfort ones)
               Installation of Galley cooling for Five galleys        BFE    ***                Chillers are BFE ducting and
                                                                                                 structural installation SFE
               Installation of additional Galley                      BFE    ***                6 galleys basic USA request 7
               Installation of additional lavatory                           ***                8 lavs basic in spec USA request 9
               Installation of H/C lavatory block U/V                        ***
               Installation of stowages                               BFE    ***                Includes VCC all stowages with
                                                                                                 cooling up to 1KW, curtain rails
                                                                                                 and partitions.
               Installation of doghouses                              BFE    ***
               Colour specification                                   BFE    ***                Textiles only are BFE
               Installation of NTF in Galley entrance area            BFE    ***
               Installation of NTF in Lavs                            BFE    ***
               Installation of Textile covered bulkheads              BFE    ***                Charge for SFE bulkheads only
               Installation of textile covered dado panels            BFE    ***
               Installation of SFE waste bins on ctr lavs lavs
                 (L62 L61)                                                   ***
               Lav interior definition                                       ***                Bi folding doors, and associated
                                                                                                 options refer to CCG
               Seat row numbering in OHSC hand rails                         ***
               Tedlar covered OHSC doors                                     ***
               Cabin Attendant seats covered with leather             BFE    ***
               CABIN LAYOUT IS BASED ON A###-##-#### REV A
 USA52G002A    Common cockpit door key                                       ***
 USA25G002A    Inst. of slide rafts at Type A doors                   SFE    ***

 33-50-011     Installation of DA/Air signia EEPMS                           ***                As per A319
 35-22-021     Additional OXY masks throughout the cabin                     ***                One additional oxy max per box
                                                                                                  throughout the cabin.

               All prices are in jan 98 delivery conditions.                 ***


----------------------------------------------------------------------------------------------------------------------------------
    REF                      TITLE                                    BFE   A330-300    COMMENTS        A319   A330-200   A340-300
----------------------------------------------------------------------------------------------------------------------------------
21-28-100-01   Installation of aft cargo ventilation system                  ***
21-28-101-01   Installation of aft cargo ventilation system with
                 increased cooling                                           ***
21-28-105-01   Installation of Ventilation and Heating system for
                 FWD cargo compt                                             ***                        ***     ***       ***
21-28-106-01   Fwd cargo temp selection on cargo compartment
                 servicing panel                                             ***       requires prior
                                                                                       acceptance of
                                                                                       21-28-105-01 Fwd
                                                                                       Cargo compt vent
                                                                                       and temp control
21-28-107-01   Ground vent installation for bulk and fwd cargo
                 compartment                                                 ***




25-51-107-01   Continuous side guides in fwd cargo compartment               ***
25-51-108-01   Continuous side guides in aft compartment                     ***
25-51-112-01   continuous entrance guides rear of aft cargo
                 compartment door                                            ***
25-52-100-01   Installation of additional tie-down points in the
                 forward cargo compartment                                   ***
25-52-117-01   Installation of a pallet stop in the ballmat area
                 of the fwd cargo compartment                                ***
25-53-100-01   Alternate LD3 position with four 96 in pallets in
                 the aft cargo compartment                                   ***
25-53-102-01   LD2 container transport in aft cargo compartment              ***
25-54-126-01   LD3 container capability in Bulk cargo compartment            ***


notes          1) All prices are catalogue prices and have been
                   reduced by 15% as per agreement.
               2) All prices are in delivery conditions 1/98.



                                                                EXHIBIT "C"

                           AVSA                            SCN No.
                SPECIFICATION CHANGE NOTICE                Issue
                           (SCN)                           Dated
                                                           Page No.
TITLE



DESCRIPTION




EFFECT ON WEIGHT
Manufacturer's Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:


REMARKS/REFERENCES
Response to RFC


SPECIFICATION CHANGED BY THIS SCN




THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)




PRICE PER AIRCRAFT

US DOLLARS:       Base Year: _____________     Current Year: ___________

AT DELIVERY CONDITIONS: ________________________________________________

This change will be effective on ____________________   Aircraft No. _______
and subsequent provided approval is received by __________________________.


BUYER APPROVAL                                         SELLER APPROVAL


By:                                                    By:

Title: (Authorized finance department officer)         Date:


By:

Title:  (Authorized maintenance or flight operations officer)

Date:



                           AVSA                            SCN No.
                SPECIFICATION CHANGE NOTICE                Issue
                           (SCN)                           Dated
                                                           Page No.


After contractual agreement with respect to weight, performance, delivery, etc., the indicated part of the specification wording will read as follows:








                           AVSA                            SCN No.
                SPECIFICATION CHANGE NOTICE                Issue
                           (SCN)                           Dated
                                                           Page No.



SCOPE OF CHANGE  (FOR INFORMATION ONLY)














                                                                EXHIBIT "D"



                         SELLER SERVICE LIFE POLICY


1. The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Subclause 12.2 of the Agreement.

2.            WINGS - CENTER AND OUTER WING BOX

2.1           Spars, Spar Webs, Chords and Stiffeners

2.2           Ribs Inside the Wing Box

2.3           Upper and Lower Panels of the Wing Box

2.4           Fittings

2.4.1         Attachment fittings for the flap structure

2.4.2         Attachment fittings for the engine pylons and engine mounts

2.4.3 Attachment fittings and support structure for the main landing gear

2.4.4         Attachment fittings for the center wing box

2.4.5         Wing-to-body structural attachments

2.5           Auxiliary Support Structure

2.5.1         For the slats:

2.5.1.1       Ribs supporting the track rollers on wing box structure

2.5.1.2       Ribs supporting the actuators on wing box structure

2.5.2         For the ailerons:

2.5.2.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2 Actuator fittings/support stays on wing box rear spar or shroud box

2.5.3         For airbrakes, spoilers, lift dumpers:

2.5.3.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2       Actuator fittings on wing box rear spar or shroud box

2.5.3.3       Trailing edge support structure

2.6           Engine pylons

3.            FUSELAGE

3.1           Fuselage Structure

3.1.1         Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding/including the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers/longitudinal stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5         Escape hatches

3.1.6         Passenger and cargo doors internal structure and fixed attachment

3.1.7 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.8 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.9         Keel beam structure

3.2           Fittings

3.2.1         Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

4.            STABILIZERS

4.1           Horizontal Stabilizer Main Structural Box

4.1.1         Spars, chords, webs and stiffeners

4.1.2         Ribs

4.1.3         Upper and lower skins and stringers

4.1.4         Attachment fittings to fuselage and trim screw actuator

4.1.5         Elevator support structure

4.1.5.1       Hinge bracket

4.1.5.2       Servocontrol attachment brackets

4.2           Vertical Stabilizer Main Structural Box

4.2.1         Spars, chords, webs and stiffeners

4.2.2         Ribs

4.2.3         Skins and stringers

4.2.4         Attachment fittings to fuselage

4.2.5         Rudder support structure

4.2.5.1       Hinge brackets

4.2.5.2       Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.



                                                                EXHIBIT "E"




                         CERTIFICATE OF ACCEPTANCE


In accordance with the terms of that certain Airbus A330/A340 Purchase Agreement (the "Purchase Agreement") dated as of , 19___ between AVSA, S.A.R.L. ("AVSA") and US Airways Group, Inc. (the "Buyer"), the acceptance inspection relating to the AIRBUS [A330] [A340] aircraft (the "Aircraft"), manufacturer's serial no. , FAA Registration No.:__________, with ____ (__) series propulsion systems installed thereon, serial nos. (position #1), (position #2)[, (position #3), and (position #4)] has taken place at [Toulouse, --------- --------- ----------- France,] on the ______ day of
________, -----.

In view of said inspection having been carried out with satisfactory results, the Buyer hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Purchase Agreement.

This acceptance will not impair the rights of the Buyer that derive from the warranties and patent indemnities relating to the Aircraft set forth in the Purchase Agreement.

The Buyer specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                                      RECEIPT AND ACCEPTANCE OF THE
                                      ABOVE-DESCRIBED AIRCRAFT
                                      ACKNOWLEDGED


                                      US Airways Group, Inc.



                                      By:___________________________


                                      Title: _________________________



                                                                EXHIBIT "F"




                           TECHNICAL PUBLICATIONS

                                  GENERAL

              This Exhibit F lists the form, type, quantity and delivery dates for the Technical Publications to be provided to the Buyer pursuant to Clause 14 of the Agreement.

              The Technical Publications are published in accordance with ATA Specification 100 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 100 revision other than revision 23.

              The designation "C" after the title of a Technical
              Publication indicates that such Technical Publication may be customized.



                                                                EXHIBIT "F"

1.            ENGINEERING DOCUMENTS

1.1           Installation and Assembly Drawings (IAD)--C

              The IAD will be delivered according to the Buyer's standard for the major Assembly and Installation drawings, including detail drawings.

1.2           Parts Usage Data (PU)

              The PU provides the next higher assembly and associated effectivity for a part.

1.3           Schedules Lists (S)

              The S lists the detail parts called up on corresponding drawings, enabling to go from the assembly down to the detail part.

1.4           Drawing Number Index (DNI)--C

              The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.5           Electrical Load Analysis (ELA)

              The ELA details the electrical load on each busbar and is delivered once only with first of each aircraft type.

1.6           Process and Material Specification (PMS)

              The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.7           Standards Manual (SM)

              The SM contains data about Seller approved standards and includes cross reference lists. The SM will include US standards/equivalents for all hardware clamps, O-rings, bearings, fasteners, sealants, adhesive and compounds, raw materials, processes and procedures.



2.            MAINTENANCE AND ASSOCIATED MANUALS

2.1           APU Build-up Manual (ABM)

              The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2           Aircraft Maintenance Manual (AMM)--C

              The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The trouble shooting part is covered in Subparagraph 2.21 below.

              *Aircraft Maintenance Manual Chapter 05 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

2.3           Aircraft Schematics Manual (ASM)--C

              The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4           Aircraft Wiring Manual (AWM)--C

              The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.

2.5           Aircraft Wiring Lists (AWL)--C

              The AWL is part of the Wiring Manual. Supplied as a separate document for lists. The AWL includes wire terminations, connector, terminal, strip locations, wire routings, and clamping diagrams.

2.6           Component Location Manual (CLM)

              The CLM identifies and illustrates the location of all Line Replacement Units.

2.7           Consumable Material List (CML)

              The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.8           Duct Repair Manual (DRM)

              The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.

2.9           Fuel Pipe Repair Manual (FPRM)

              The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.10          Illustrated Parts Catalog (IPC)--C

              The IPC identifies and illustrates all line replaceable parts and units of the aircraft, excluding the power plant parts.

2.11          Illustrated Parts Catalog (power plant) (PPIPC)--C

              The PPIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

2.12          Illustrated Tool and Equipment Manual (TEM)

              The TEM provides information on Ground Equipment and Tools listed in the Seller's Aircraft Maintenance Manual.

2.13          Maintenance Facility Planning (MFP)

              The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.14          Maintenance Planning Document (MPD)

              The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.

2.15          Power Plant Build-up Manual (PPBM)

              The PPBM provides instructions for the installation of a quick engine change kit on a bare engine.

2.16          Support Equipment Summary (SES)

              The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.17 Time Limits and Maintenance Checks/Service Limits and Maintenance Checks (TLMC\SLMC)

              The TLMC\SLMC document provides the Manufacturer's recommended scheduled time limits for inspections and maintenance checks.

2.18          Tool\Equipment Drawings (TED)

              TED's will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools.

2.19          Tool and Equipment Drawing Index (TEI)

              The TEI is an alpha-numeric listing of the TED's.

2.20          Trouble Shooting Manual (TSM)--C

              The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

              Level 1 -    Aimed at line use. Fault isolation guidance for
                           systems or parts of systems monitored mainly by CFDS. Also guidance for systems not monitored by CFDS.

              Level 2 -    Aimed at hangar use. Fault isolation guidance
                           for non-CFDS monitored systems in the form of functional block diagrams, charts and tables.

              Level 3 -    Aimed at engineering use. List of CFDS messages
                           and decoding of trouble shooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.

2.21          Aircraft Documentation Retrieval System (ADRES)

              This system allows the retrieval of the Aircraft Maintenance Manual (AMM) and the Illustrated Parts Catalog (IPC).

2.22          Computer Assisted Aircraft Troubleshooting (CAATS)

              CAATS contains extracts from the Aircraft Maintenance Manual
              (AMM) and Illustrated Parts Catalog (IPC) and the complete Trouble Shooting Manual (TSM) and provides an efficient trouble-shooting aid on CD-ROM.

3.            MISCELLANEOUS DOCUMENTATION

3.1           Airplane Characteristics for Airport Planning (AC)

              The AC will be in general accordance with Specification NAS
              3601.

3.2           Aircraft Recovery Manual (ARM)

              The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3           Cargo Loading System Manual (CLS)

              The CLS details handling procedures for the Cargo Loading
              System.

3.4           Crash Crew Chart (CCC)

              The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.

3.5           Guidelines for Customer Originated Changes (GCOC)

              The GCOC provides production and presentation rules for the data covering Buyer originated changes on the Aircraft to be incorporated by the Seller in the Technical Publications as per Subclause 14.11 of the Agreement.

3.6           List of Radioactive and Hazardous Elements (LRE)

              The LRE provides information on components and materials for which specific precautions have to be taken.

3.7           List of Applicable Publications (LAP)--C

              The LAP will record the Seller's various Airframe Technical Publications indicating the last valid revision number and issue date.

3.8           Livestock Transportation Manual (LTM)

              The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.

3.9           Service Bulletins (SB)--C

              The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.10          Service Information Letters (SIL)

              SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer's authority.

3.11          Technical Publications Combined Index (TPCI)

              The TPCI is an electronic index. It is used for easy identification of the index references and links the following documents: MOD, SB, SIL, TFU, AOT, OIT, FOT, OEB, AD and CN.

3.12          Transportability Manual (TM)

              The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.13          Supplier Product Support Agreements (SPSA)

              The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.14          Vendor Information Manual (VIM)

              The VIM provides Vendor contact information.

3.15          Vendor Information Manual (GSE) (VIM/GSE)

              The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.

4.            OPERATIONAL MANUALS

4.1           Check List\Abnormal\Emergency\Quick Reference Handbook
              (CL\QRH)--C

              The CL is an extract from the FCOM presented as a booklet for quick in-flight use.

4.2           FAA Approved Flight Manual (FM)--C

              The AFM provides Aircraft performance operating limitations and other flight data required by the relevant airworthiness authorities for certification. It includes the Configuration Deviation List (CDL).

4.3           Flight Crew Operating Manual (FCOM)--C

              The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.4           Master Minimum Equipment List (MMEL)

              The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer's own Minimum Equipment List (MEL).

4.5           Performance Engineer's Program (PEP)

              The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix A to this Exhibit F.

              The Low Speed Performance programs consist of the Take-off and Landing Chart computation program (TLC) which permits the computation of:

              - regulatory take-off and landing performance,

              - noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

              The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.6           Performance Program Manual (PPM)

              The PPM is the users' guide for the Performance Engineering Program (PEP).

4.7           Weight and Balance Manual (WBM) and
              Weight and Balance Manual Supplements--C

              The corresponding supplements:

              -Delivery Weighing Report,
              -Equipment List,

              will be delivered with each Aircraft.

5.            OVERHAUL DATA

5.1           Cable Fabrication Manual (CFM)

              The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.2           Component Documentation Status (CDS)--C

              The CDS lists Component Maintenance Manuals in accordance with Subparagraphs 5.4 and 5.5 below.

5.3           Component Evolution List (CEL)

              The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

              The information is provided in order of:
              - part number
              - FSCM
              - ATA reference.

5.4           Component Maintenance Manual Manufacturer (CMMM)

              The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Manufacturer.

5.5           Component Maintenance Manual Vendor (CMMV)

              The Seller will to ensure that each Vendor of repairable components will deliver to the Buyer a Component Maintenance Manual Vendor with revision service.

6.            STRUCTURAL MANUALS

6.1           Nondestructive Testing Manual (NTM)

              The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2           Structural Repair Manual (SRM)

              The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure and will include substantial structural analysis.


                                    FORM

AC APERTURE CARD. Refers to 35mm film contained on punched aperture cards.

CD       CD-ROM.

D        FLOPPY DISK

F        MICROFILM.  Refers to 16mm roll film in 3M type cartridges.

MP Refers to paper printed one side, unpunched quality will be suitable for further reproduction or microfilming.

MT       MAGNETIC TAPE

P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SMF SILVER MASTER FILM. Refers to thick diazo film suitable for further reproduction.

+        Denotes a combined A319/A320/A321/A330/A340 Technical Publication.

* Denotes Technical Publications will be supplied in SGML format if such format becomes available from the Manufacturer.

                                    TYPE

C        CUSTOMIZED.  Refers to manuals which are customized to specific MSNs.

E        ENVELOPE.  Refers to manuals which are not customized.

P PRELIMINARY. Refers to preliminary data or manuals which may consist of:

         -either one time issue not maintained by revision service, or

         -preliminary issues maintained by revision service until final manual or data delivery, or

         -supply of best available data under final format with progressive completion through revision service.


                                  DELIVERY

Manual delivery is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.


MANUALS AVAILABLE (headlines)

1 - ENGINEERING DOCUMENTS
2 - MAINTENANCE & ASSOCIATED MANUALS
3 - MISCELLANEOUS PUBLICATIONS
4 - OPERATIONAL MANUALS AND DATA
5 - OVERHAUL DATA
6 - STRUCTURAL MANUALS



MANUALS AVAILABLE                               Abbr            Form       Type       Qty.       Rev        Deliv.
                                                ----            ----       ----       ----       ---        ------
(detailed)

1.     ENGINEERING DOCUMENTS

*      Installation and Assembly                IAD            AC            C          ***       AN1         0
       Drawings (including detail
       drawings)

       Parts Usage (Effectivity)                PU             F             E          ***       AN          0

*      Schedule (Drawing                        S              F             E          ***       AN          0
       Nomenclature)

*      Drawing Number Index                     DNI            P1            C          ***       AN          0

+      Process and Material                     PMS            F             E          ***       AN          90
*      Specification

+      Standards Manual                         SM             F             E          ***       AN          90
                                                               SMF           E          ***       AN          90

*      Electrical Load Analysis                 ELA            P2            E          ***       AN          0



------------
1     Revision service for the manufacture drawings is restricted to cover the Aircraft configuration at delivery.



MANUALS AVAILABLE                               Abbr            Form       Type       Qty.       Rev        Deliv.
                                                ----            ----       ----       ----       ---        ------
(detailed)



2.     MAINTENANCE & ASSOCIATED MANUALS

       APU Build-up Manual                      ABM            P2            E          ***       AN          90

       Aircraft Maintenance Manual              AMM            F             C          ***       4           90
                                                               SMF           C          ***       4           90
                                                               MP            C          ***       4           90
                                                               P2            C          ***       4           90
                                                               MT            C          ***       4           90

       Aircraft Schematics Manual               ASM            SMF           C          ***       4           90
                                                               MT            C          ***       4           90
                                                               F             C          ***       4           90
                                                               MP            C          ***       4           90
                                                               P1            C          ***       4           90
                                                               SGML          C          ***       4           90

       Aircraft Wiring Manual                   AWM            SMF           C          ***       4           90
                                                               F1            C          ***       4           90
                                                               MP            C          ***       4           90
                                                               MT            C          ***       4           90
                                                               SGML          C          ***       4           90

       Aircraft Wiring Lists                    AWL            P2            C          ***       4           90
                                                               F             C          ***       4           90
                                                               SMF           C          ***       4           90
                                                               SGML          C          ***       4           90




MANUALS AVAILABLE                               Abbr            Form       Type       Qty.       Rev        Deliv.
                                                ----            ----       ----       ----       ---        ------
(detailed)



+      Consumable Material List                 CML            F             E          ***       AN          90
*

       Component Location Manual                CLM            P             C          ***       4           90

       Duct Repair Manual                       DRM            P2            E          ***       AN          90
                                                               SMF           E          ***       AN          90

       Fuel Pipe Repair Manual                  FPRM           P2            E          ***       AN          90
                                                               SMF           E          ***       AN          90

       Illustrated Parts Catalog                IPC            F             C          ***       4           90
       (Airframe) and Additional                               SMF           C          ***       4           90
       Cross-Reference Table

       Illustrated Parts Catalog                PIPC           MT            C          ***       4           90
       (Power Plant)5                                          MP            C          ***       4           90
                                                               F             C          ***       4           90
                                                               SMF           C          ***       4           90

*      Illustrated Tool and                     TEM            P2            E          ***       AN          360
       Equipment Manual

*      Maintenance Facility Planning            MFP            P2            E          ***       AN          360




------------
  5    Supplied by the Propulsion Systems Manufacturer



MANUALS AVAILABLE                               Abbr            Form       Type       Qty.       Rev        Deliv.
                                                ----            ----       ----       ----       ---        ------
(detailed)


*      Maintenance Planning                     MPD            P2            E          ***       AN          360
       Document

       Power Plant Build-up Manual              PPBM           P2            E          ***       AN          90
       5                                                       F             E          ***       AN          90
                                                               SMF           E          ***       AN          90

+      Support Equipment Summary                SES            P2            E          ***       AN          360
*                                                              F             E          ***       AN          360
                                                               SMF           E          ***       AN          360

       Time Limits and Maintenance              TLMC/          P2            C          ***       4           180
       Checks/Service Limits and                SLMC
       Maintenance Checks

+      Tool and Equipment Drawings              TED            AC            E          ***       AN          360

*      Tool and Equipment Drawing               TEI            P2            E          ***       AN          360
       Index

       Trouble Shooting Manual                  TSM              F           C          ***       4           90
                                                               SMF           C          ***       4           90
                                                               P2            C          ***       4           90




----------------
       5    Supplied by the Propulsion Systems manufacturer






MANUALS AVAILABLE                               Abbr            Form       Type       Qty.       Rev        Deliv.
                                                ----            ----       ----       ----       ---        ------
(detailed)



*      Aircraft Documentation                   ADRES          CD            C          ***       4           90
       Retrieval System

*      Computer Assisted Aircraft               CAATS          CD            C          ***       4           90
       Troubleshooting

3.     MISCELLANEOUS PUBLICATIONS

*      Airplane Characteristics for             AC             P2            E          ***       AN          360
       Airport Planning

*      Aircraft Recovery Manual                 ARM            P2            E          ***       AN          90
                                                               F             E          ***       AN          90
                                                               SMF           E          ***       AN          90

       Cargo Loading System                     CLS            P2            E          ***       AN          180
       Manual

       Crash Crew Chart                         CCC            P1            E          ***       AN          180

+      Guidelines for Customer                  GCOC           P2            E          ***       AN          0
       Originated Changes

+      List of Radioactive and                  LRE            P2            E          ***       AN          90
       Hazardous Elements

+      List of Applicable Publications          LAP            P2            C          ***       4            90

       Livestock Transportation                 LTM            P2            E          ***       AN          90
       Manual

*      Service Bulletins                        SB             P2            C          ***       ANA         90
                                                               SMF           C          ***       N           90
                                                               F             C          ***       AN          90
                                                               SGML          C          ***       AN          90

*      Service Bulletin Index                   SBI            P1            E          ***       AN          90

*      Service Information Letters              SIL            P2            E          ***       AN          90

+      Technical Publications                   TPCI           CD            C          ***       AN          90
*      Combined Index

       Transportability Manual                  TM             P2            E          ***       AN          90

       Supplier Product Support                 SPSA           P2            E          ***       AN          360
       Agreements (SPSA)

*      Vendor Information Manual                VIM            D             E          ***       AN          360
+

+      Vendor Information Manual                VIM\           P2            E          ***       AN          360
*      GSE                                      GSE

4.     OPERATIONAL MANUALS AND DATA

       Check                                    CL/QR          P2            C          ***       AN          90
       List/Abnormal/Emergency/                 H
       Quick Reference Handbook

       FAA Approved Flight Manual               AFM            P1            C          ***       AN          0

       Flight Crew Operating Manual             FCOM           P2            C          ***       AN          90

       Master Minimum Equipment                 MMEL           P2            E          ***       AN          90
       List

       Performance Engineering                  PEP            D             E          ***       AN          90
       Program

*      Performance Program Manual               PPM            P2            E          ***       AN          90
                                                               MT            E          ***       AN          90

       Weight and Balance Manual                WBM            P1            C          ***       AN          0

5.     OVERHAUL DATA

+      Cable Fabrication Manual                 CFM            P2            E          ***       AN          90
*

*      Component Documentation                  CDS            P2            C          ***       AN          180
       Status                                                  F             C          ***       AN          180
                                                               SMF           C          ***       AN          180

+      Component Evolution List6                CEL            F             E          ***       AN          180

*      Component Maintenance                    CMMM           F             E          ***       AN          180
       Manual Airframe                                         SMF           E          ***       AN          180
       Manufacturer

*      Component Maintenance                    CMMV           P2            E          ***       AN          180
       Manual Vendor

6.     STRUCTURAL MANUALS

*      Nondestructive Testing                   NTM            P2            E          ***       4           180
       Manual

*      Structural Repair Manual                 SRM            F             E          ***       4           90
                                                               SMF           E          ***       4           90
                                                               SGML          E          ***       4           90

------------
    6     Optional - Delivered as follow-on for CDS.



                              LICENSE FOR USE
               OF THE PERFORMANCE ENGINEERING PROGRAMS (PEP)


1.       GRANT

         The Seller grants to the Buyer the right to use the Performance Engineering Programs (PEP) in machine readable form on a single computer during the term of this license agreement (the "License Agreement").

         Use of the PEP in readable form will be limited to one (1) copy. However, the Seller may make duplicate copies, provided that they are either contained in the same computer as the original copy, or produced for checkpoint and restart purposes or made with the consent of the Seller for a specific need.

2.       MERGING

         The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer, but, on termination of this License Agreement, the Buyer will remove the PEP from the other program material with which it has been merged.

         The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3.       PERSONAL LICENSE

         The above described license is personal to the Buyer, nontransferable and nonexclusive.

4.       INSTALLATION

         It is the Buyer's responsibility to install the PEP and to perform any mergings and checks. The Seller will, however, assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.

5.       PROPRIETARY RIGHTS AND NONDISCLOSURE

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and will remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP, parts thereof or its contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.       CONDITIONS OF USE

6.1 The Seller does not warrant that the PEP will contain no errors. However, should the PEP be found to contain any error at delivery, the Buyer will notify the Seller promptly thereof and the Seller will take all proper steps to correct the same at its own expense.

6.2 The Buyer will ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and that the Buyer will undertake to use the PEP in accordance with the PPM.

6.4 The PEP is supplied under the express condition that the Seller will have no liability in contract or in tort arising from or in connection with the Buyer's use of or inability to use the PEP.

7.       DURATION

         Subject to the Buyer's compliance with the terms of this License Agreement, the rights under this License Agreement will be granted to the Buyer for as long as the Buyer operates an Aircraft to which the PEP refers.



                                                                EXHIBIT "G"

                      AIRFRAME PRICE REVISION FORMULA

l.       BASE PRICE

         The Base Price of the Airframe is as quoted in Subclause 4.1.1.1, 4.1.1.2, 4.1.1.3 or 4.1.1.4 of the Agreement, as applicable.

2.       BASE PERIOD

         ***

         These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the United States Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "G."

         Should the Bureau of Labor Statistics change the base year indicated below in Paragraph 3, it will be necessary to restate such values in an appropriate manner. Other changes (such as benchmark revision), except those related to established errors from the Bureau of Labor Statistics, will not be taken into consideration.

3.       REFERENCE INDEXES

         ***

         Material Index: "Industrial Commodities Index" (hereinafter referred to as "ICI-Index"), published monthly by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: "Producer prices and price indexes for commodity groupings and individual items"). (Base year 1982 = 100.)

4 -      REVISION FORMULA

         ***

         In determining the Revised Base Price at delivery of the Aircraft, each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals).

         After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1      Substitution of Indexes

         In the event that:

         (i) the United States Department of Labor substantially revises its methodology for calculating any of the indexes referred to here above, or

         (ii) the United States Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to here above and publication thereof, or

         (iii) the data samples used to calculate any of the indexes referred to here above are substantially changed,

         The Seller and the Buyer will agree on a substitute index.

         Such substitute index will reflect as closely as possible the actual variations in wage rates or in material prices, as the case may be, used in the calculation of the original index.

         As a result of this selection of a substitute index, the Seller and the Buyer will agree on appropriate adjustments to be made to the price revision formula; such adjustments may include, but will not be limited to, allowing to combine the successive utilization of the original index and of the substitute index, and other methodologies designed to ensure consistency in the numerators and denominators of the various quotients.

5.2      Final Index Values

         The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments, of any kind, to the applicable indexes as published at the date of Aircraft delivery.



                                                              EXHIBIT "H-1"

                   PRATT & WHITNEY PRICE REVISION FORMULA

l.       REFERENCE PRICE

         The Reference Price of a set of two (2) Pratt & Whitney PW4168A Propulsion Systems is as quoted in Subclause 4.1.2.1 of the Agreement.

         This Reference Price is valid for A330 Aircraft delivered through *** and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "H-1."

2.       REFERENCE PERIOD

         The above Reference Price has been established in accordance with the economic conditions prevailing in *** as defined, according to Pratt & Whitney, by the *** index values indicated in Paragraph 4 of this Exhibit "H-1."

3.       REFERENCE INDEXES

         ***

4.       REVISION FORMULA

         Pn   =    Pb x [0.60(HEn/HEb) + 0.30(MMPn/MMPb) + 0.10(EPn/EPb)]

         Where

         Pn   =    Revised Reference Price of a set of two (2) Propulsion
                   Systems at delivery of the A330 Aircraft

         Pb   =    Reference Price at economic conditions December 1996

         HEn  =    HE SIC 3724 for the fourth month prior to the month of
                   delivery of the A330 Aircraft

         HEb  =    HE SIC 3724 for December 1996 (= 18.50)

         MMPn  =   MMP-Index for the fourth month prior to the month of
                   delivery of the A330 Aircraft

         MMPb  =   MMP-Index for December 1996 (= 129.9)

         EPn  =    EP-Index for the fourth month prior to the month of delivery of the A330 Aircraft

         EPb  =    EP-Index for December 1996 (= 93.3)

         In determining the Revised Reference Price each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals).

         After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to 1).

5.       GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the A330 Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 The Revised Reference Price at delivery of the A330 Aircraft will in no event be less than the Reference Price defined in Paragraph 1 of this Exhibit "H-1."

5.3 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.4 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "H-1" or discontinues any of these indexes, the Seller will, in agreement with Pratt & Whitney, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula will be made to accomplish this result.

5.5 Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the fourth month prior to the scheduled delivery of the A330 Aircraft.



                                                              EXHIBIT "H-2"


                  CFM INTERNATIONAL PRICE REVISION FORMULA

l.       REFERENCE PRICE

         The Reference Price of a set of four (4) CFM INTERNATIONAL CFM 56-5C4 Propulsion Systems, including four (4) nacelles and four
         (4) thrust reversers, is as quoted in Subclause 4.1.2.2 of the Agreement.

         This Reference Price is valid for A340 Aircraft delivered no later than ***, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "H-2."

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

         The above Reference Price has been established in accordance with the economic conditions prevailing in ***, as defined, according to CFM International, by the Reference Composite Price Index of
         ***.

3.       REFERENCE INDEXES

         Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names which may be from time to time used for the publication title and/or table.

         Material Index (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6:
         Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

         Material Index (II): "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6:
         Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

         Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

4.       REVISION FORMULA

         Pn   =     (Pb + F) x CPIn/145.03

         Where

         Pn   =     Revised Reference Price of a set of  four (4) Propulsion
                    Systems at delivery of the A340 Aircraft.

         Pb   =     Reference Price as defined in Paragraph 1 of this Exhibit
                    "H-2."

         F    =     (0.0011 x N x Pb) Where N = The calendar year of delivery
                    of the A340 Aircraft minus 1987.

         CPIn = Composite Price Index for the sixth month prior to the month of delivery of the A340 Aircraft.

                    Said Composite Price Index is composed as follows:

         CPIn =     0.55 (HEn   x 100)/(11.16) + 0.10 ICn + 0.25 MMPn
                    + 0.10 EPn

         Where

         HEn  =     HE SIC 3724 for the sixth month prior to the month of
                    delivery of the A340 Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by
                    0.55 is rounded to the nearest second decimal place.

         ICn  =     IC-Index for the sixth month prior to the month of delivery of the A340 Aircraft.

         MMPn = MMP-Index for the sixth month prior to the month of delivery of the A340 Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

         EPn  =     EP-Index for the sixth month prior to the month of delivery of the A340 Aircraft.

         The Composite Price Index will be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure will be raised to the next higher figure.

         The final factor will be rounded to the nearest thousandth (3 decimals).

5.       GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the A340 Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "H-2" or discontinues any of these indexes, the Seller will, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.


         Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the A340 Aircraft.

5.5 The Revised Reference Price at delivery of the A340 Aircraft in no event will be less than the Reference Price defined in Paragraph 1 of this Exhibit "H-2."




                           LETTER AGREEMENT NO. 1



                                                    As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:      SPARE PARTS PROCUREMENT

Ladies and Gentlemen:

         US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


                                  CONTENTS

CLAUSES

1  -              GENERAL

2  -              INITIAL PROVISIONING

3  -              STORES

4  -              DELIVERY

5  -              PRICE

6  -              PAYMENT PROCEDURES AND CONDITIONS

7  -              TITLE

8  -              PACKAGING

9  -              DATA RETRIEVAL

10 -              BUY-BACK

11 -              WARRANTIES

12 -              LEASING

13 -              ***

14 -              TERMINATION

15 -              ASSIGNMENT



1.                GENERAL

1.1               Material

                  This Letter Agreement covers the terms and conditions for the services offered by the Seller to the Buyer ("Material Support") in respect of Aircraft spare parts and other equipment itemized below in Subparagraphs 1.1(a) through 1.1(f) ("Material") and is intended by the parties to be and will constitute an agreement of sale of all Material furnished to the Buyer by the Seller pursuant hereto, except as to Material leased to the Buyer pursuant to Clause 12 of this Letter Agreement.

                  The Material will comprise:

                  (a)      Seller Parts

                  (b)      Vendor Parts classified as rotable line
                           replacement units.

                  (c) Vendor Parts classified as expendable line maintenance parts.

                  (d)      Ground support equipment (GSE) and
                           special-to-type tools.

                  (e)      Hardware and standard material.

                  (f)      Consumables and raw material.

                  It is expressly understood that Seller Parts will not include parts manufactured pursuant to a Parts
                  Manufacturing Authority.

1.2               Scope of Material Support

1.2.1 The Material Support to be provided by the Seller under the conditions hereunder covers the following:

                  (a) all Material purchased by the Buyer from the Seller during the Initial Provisioning Period (defined below in Paragraph 2) (the "Initial Provisioning") and all items in Subparagraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning Period, and

                  (b) the Seller's leasing of Seller Parts to the Buyer for the Buyer's use on its Aircraft in air transport service as set forth in Paragraph 12 of this Letter Agreement.

1.2.2 Propulsion Systems, including associated parts and spare parts therefore, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyer and the relevant Propulsion Systems manufacturer(s).

1.2.3 During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the type of the Aircraft are operated by airlines in commercial air transport service (the "Term"), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable (upon consultation with the Buyer) and will furnish Seller Parts adequate to meet the Buyer's needs for repairs and replacements on the Aircraft. Such Seller Parts will be priced, sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer's orders.

                  The Seller will use its best efforts to obtain a similar service from all Vendors of parts that are originally installed on the Aircraft and not manufactured by the Seller.

1.3               Purchase Source of Seller Parts

                  The Buyer agrees to purchase from the Seller's designee ASC the Seller Parts required for the Buyer's own needs during the Term, provided that this Paragraph 1.3 will not in any way prevent the Buyer from resorting to the stocks of Seller Parts of other airlines operating aircraft of the type of the Aircraft or from purchasing items equivalent to Seller Parts from said airlines, distributors or dealers, on the condition that said Seller Parts have been designed and manufactured by, or obtained from, the Seller, and provided also that this Paragraph 1.3 will not prevent the Buyer from exercising its rights under Subparagraph 1.4 of this Letter Agreement.

1.4               Manufacture of Seller Parts ***  by the Buyer

1.4.1 The provisions of Subparagraph 1.3 of this Letter Agreement notwithstanding, the Buyer may manufacture or have manufactured for its own use or may purchase from any other source whatsoever Seller Parts in the following cases:

                  (a) after expiration of the Term, if at such time the Seller is out of stock of a required Seller Part;

                  (b) at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can provide said Seller Parts, provided the Buyer will sell or lease such Seller Parts only if they are assembled in an Aircraft that is sold or leased;

                  (c) in the event that the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Subparagraph 1.2 above within a reasonable period after written notice thereof from the Buyer;

                  (d) when, with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the right of local manufacture of Seller Parts, and

                  (e)      ***

1.4.2             ***

1.4.3 The rights granted to the Buyer in Subparagraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.4 The Seller will provide the Buyer with all technical data reasonably necessary to manufacture Seller Parts and ***, in the event the Buyer is entitled to do so pursuant to Subparagraphs 1.4.1 and 1.4.2 of this Letter Agreement. The proprietary rights to such technical data will be subject to the terms of Subclause 14.10.1 of the Agreement.

1.5               ***

1.6               Language

1.6.1 Words and expressions used in this Letter Agreement will have the same meanings as they do in the rest of the Agreement, unless otherwise stated in this Letter Agreement.

1.6.2 Technical and trade items used but not defined herein or in the Agreement will be defined as generally accepted in the aircraft manufacturing industry.

2.                INITIAL PROVISIONING

                  The period up to and expiring on the ninetieth (90th) day after delivery of the last Aircraft subject to firm order under the Agreement will hereinafter be referred to as the Initial Provisioning Period.

2.1               Seller-Supplied Data

                  The Seller will prepare and supply to the Buyer the following documents:

2.1.1             Initial Provisioning Data

                  The Seller will provide the Buyer initial provisioning data provided for in Chapter 1 of ATA 2000 for the Aircraft ("Initial Provisioning Data") in a form, format and within a time period to be mutually agreed upon.

                  A revision service will be provided free of charge and will be effected every ninety (90) days or more frequently if reasonably requested by the Buyer, up to the end of the Initial Provisioning Period, or until the configuration of the Buyer's delivered Aircraft is included.

                  In any event, the Seller will ensure that Initial Provisioning Data are released to the Buyer in time to allow the necessary evaluation time by the Buyer and the on-time delivery of ordered Material.

2.1.2             Supplementary Data

                  The Seller will provide the Buyer with Local Manufacture Tables (X-File), as part of the Illustrated Parts Catalog (Additional Cross-Reference Tables), which will be a part of the Initial Provisioning Data Package.

2.1.3             Initial Provisioning Data for Reconfirmable Aircraft

2.1.3.1 All Reconfirmable Aircraft and Additional Aircraft which are acquired by the Buyer (the "Reconfirmed Aircraft") pursuant to the terms and conditions of Letter Agreement No. 2 to the Agreement will be included in the revision to the provisioning data that is issued after reconfirmation of a Reconfirmable Aircraft or the Buyer's exercise of its option to purchase an Additional Aircraft, if such revision is not scheduled to be issued within four (4) weeks from the date of reconfirmation or of the date of exercise of such option. If the date of reconfirmation or the date of the exercise of the option does not allow the Seller four (4) weeks' preparation time, the Aircraft concerned will be included in the next scheduled revision.

2.1.3.2 The Seller will, from the date of reconfirmation of an Aircraft until three (3) months after delivery of such Aircraft, submit to the Buyer details of particular Vendor components being installed on the Aircraft and will recommend the quantity to order. A list of such Vendor components will be supplied at the time of the provisioning data revision as specified above.

2.1.3.3 The Seller will deliver to the Buyer T-files for particular Vendor components, as applicable, in time to allow the Buyer's planning of repair and overhaul tasks.

2.1.3.4 At delivery of each Reconfirmed Aircraft, the data with respect to Material will at least cover such Aircraft's technical configuration as known six (6) months before Aircraft delivery and will be updated to reflect the final build status of such Aircraft. Such update will be included in the data revisions issued three (3) months after delivery of such Aircraft.

2.2               Vendor-Supplied Data

2.2.1             General

                  Vendors will prepare and issue T-files in the English language for those Vendor components for which the Buyer has elected to receive data.

                  Said data (initial issue and revisions) will be transmitted to the Buyer through the Seller. The Seller will review the compliance of such data with relevant ATA requirements, but will not be responsible for the substance of such data, other than any errors or omissions attributable to the Seller's compilation of the data. The Seller will use its best efforts to ensure that such data will be adequate to enable the Buyer to undertake in-house repair and/or overhaul of such components.

                  In any event, the Seller will exert its best efforts to supply Initial Provisioning Data to the Buyer in time to allow the necessary evaluations by the Buyer and on-time deliveries.

2.2.2             Initial Provisioning Data

                  Initial Provisioning Data for Vendor products provided for in Chapter 1 of ATA 2000 for the Aircraft will be furnished as mutually agreed upon during a Preprovisioning Meeting (defined below), with free-of-charge revision service assured up to the end of the Initial Provisioning Period, or until it reflects the configuration of the delivered Aircraft.

2.3               Preprovisioning Meeting

2.3.1 The Seller will organize a meeting at its Material Support Center in Hamburg, Germany ("MSC"), to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the "Preprovisioning Meeting").

2.3.2 The date and location of the Preprovisioning Meeting will be mutually agreed upon.

2.4               Initial Provisioning Training

                  The Seller will furnish, at the Buyer's request and at no charge, training courses related to the Seller's provisioning documents, purchase order administration and handling at MSC.

2.5               Initial Provisioning Conference

                  The Seller will organize an Initial Provisioning conference at MSC that will include Vendor participation, as agreed upon during the Preprovisioning Meeting (the "Initial Provisioning Conference").

2.6               Initial Provisioning Data Compliance

2.6.1 Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known three (3) months before the data are issued. Said data will enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

                  This provision will not cover parts embodying those Buyer modifications that are unknown to the Seller, and parts embodying modifications neither agreed to nor designed by the Seller.

2.6.2 During the Initial Provisioning Period, Material will conform with the latest configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it will immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer will make reasonable efforts to minimize such cost, in particular by using its own airfreight system for transportation *** at no charge to the Seller, ***. The Seller, in addition, will use its best efforts to cause Vendors to provide a similar service for their items.

2.7               Delivery of Initial Provisioning Material

2.7.1 To support the operation of the Aircraft, the Seller will use its best efforts to deliver Initial Provisioning Material in Subparagraph 1.1(a) of this Letter Agreement against the Buyer's orders from the Seller and according to the following schedule, provided the orders are received by the Seller in accordance with published lead time:

                  Each block of Aircraft referred to in the schedule below will be defined in the Initial Provisioning Conference.

                  (a) At least fifty percent (50%) of the ordered quantity of each Line Replacement or Line Maintenance item three (3) months before delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Subparagraph 1.1(a).

                  (b) At least seventy-five percent (75%) of the ordered quantity of each Line Replacement or Line Maintenance item one (1) month (for items identified as line station items, two (2) months) before delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Subparagraph 1.1(a).

                  (c) Fifty percent (50%) of the ordered quantity of each item except as specified in Subparagraphs
                           2.7.1 (a) and 2.7.1 (b) above at delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Subparagraph 1.1(a).

                  (d) One hundred percent (100%) of the ordered quantity of each item, including line station items, three (3) months after delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material, as defined above in Subparagraph 1.1(a). If said one hundred percent (100%) cannot be accomplished, the Seller will have such items available at its facilities for immediate supply, in case of an AOG.

2.7.2 In the event that less than eighty-five percent (85%) of the Buyer's orders of Initial Provisioning Material defined above in Subparagraph 1.1(a), supporting each block of Aircraft (the "IP Block"), is delivered by the Seller to the Buyer in accordance with the provisions set forth above in Subparagraph 2.7.1(d) for reasons other than Excusable Delay as defined in Clause 10 of the Agreement, then the Seller will provide the Buyer with a credit equal to (i) eighty-five percent (85%) minus the actual percentage of the IP Block delivered, up to a maximum of ten percent (10%), multiplied by (ii) the aggregate value of the undelivered portion of the IP Block ordered by the Buyer from the Seller in accordance with all published lead times. Subparagraph 4.4 of this Letter Agreement will apply to the Seller's undertakings under this Subparagraph 2.7.2.

                  Such credit will be made available by the Seller to the Buyer upon mutual agreement of the computation.

2.7.3 The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

                  (a) "Long Lead-Time Material" (lead time exceeding twelve (12) months) not later than six (6) months before scheduled delivery of said Material,

                  (b)      normal lead time Material not later than three
                           (3) months before scheduled delivery of said
                           Material,

                  (c) Buyer-specific Material and Material in Subparagraphs 1.1(b) through 1.1(f) no later than the quoted lead time before scheduled delivery of said Material.

2.7.4 Should the Buyer cancel or modify any orders for Material outside the time limits defined above in Subparagraph 2.7.3, the Seller will have no liability for the cancellation or modification, and the Buyer will reimburse the Seller for any direct cost incurred in connection therewith to the extent that such cost has been properly documented by the Seller to the satisfaction of the Buyer.

3.                STORES

3.1               ASCO Spares Center

                  The Seller has established and will maintain or cause to be maintained, as long as at least five (5) aircraft of the type of the Aircraft are operated by US airlines in commercial air transport service (the "US Term"), a US store adjacent to Dulles International Airport, Washington, DC, known as the ASCO Spares Center - Washington ("ASCO Spares Center"). The ASCO Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year, for the handling of AOG and critical orders for Seller Parts. ASCO Spares Center will maintain a stock of Seller Parts, including Leased Parts listed in Appendix A to this Letter Agreement. In the event of the recurrence of the nonavailability to the Buyer of a part from the ASCO Spares Center, the Seller will take all necessary steps to ensure availability thereof at the ASCO Spares Center at the Buyer's next request. In the event that the Buyer is still operating one or more Aircraft at the end of the Term, the Seller will use its best efforts to ensure the Buyer's access to Seller Parts.

3.2               Material Support Center, Germany

                  The Manufacturer has set up and will maintain or cause to be maintained during the Term a store of Seller Parts at MSC. MSC will be operated twenty-four (24) hours/day, seven (7) days/week, all year.

3.3               Other Points of Shipment

                  The Seller reserves the right to effect deliveries from distribution centers other than the ASCO Spares Center or MSC and from any of the production facilities of the Associated Contractors.

4.                DELIVERY

4.1               General

                  The Buyer's purchase orders will be administered in accordance with ATA Specification 2000.

                  The provisions of this Paragraph 4 do not apply to Initial Provisioning Data and Material.

4.2               Lead Times

4.2.1 In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the "World Airline and Suppliers Guide" (1994 edition).

4.2.2 Material will be dispatched within the lead times quoted in the published Seller's price catalog for Material described in Subparagraph 1.1(a), and within the Vendor's or supplier's lead time augmented by the Seller's own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days) for Material described in Subparagraphs 1.1(b) through 1.1(d). The Seller will endeavor to improve its lead times and neither the Seller, the Manufacturer nor any of their Affiliates will discriminate against the Buyer in delivery processing time.

4.2.3             Expedite Service

                  The Seller operates a twenty-four (24) hour-a-day, seven
                  (7) day-a-week expedite service to supply the relevant Seller Parts available in the Seller's stock, workshops and assembly line, including high-cost long-lead-time items, to the international airport nearest the location of such items (the "Expedite Service").

                  The Expedite Service is operated in accordance with the "World Airline and Suppliers Guide." Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

                  (a)      four (4) hours after receipt of an AOG order,

                  (b) twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),

                  (c) seven (7) days after receipt of an expedite order from the Buyer.

                  The Seller and its subcontractors will deliver Seller Parts requested on expedite basis against normal orders previously placed by the Buyer or upon requests by telephone or telex by the Buyer's representatives, such requests to be confirmed by the Buyer's subsequent order for such Seller Parts within a reasonable time.

4.3               Delivery Status

                  The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis.

4.4               Excusable Delay

                  Subclause 10.1 of the Agreement will apply to the Material Support as defined in Paragraph 1 of this Letter Agreement.

4.5               Shortages, Overshipments, Nonconformance in Orders

4.5.1 Within thirty (30) days after receipt of Material delivered pursuant to a purchase order, the Buyer will use all best efforts to advise the Seller of any alleged shortages or overshipments with respect to such order and of all nonconformance to specification of parts in such order inspected by the Buyer.

                  In the event that the Buyer has not reported such alleged shortages, overshipments or nonconformance within the above defined period, the Buyer will be deemed to have accepted the deliveries unless the Buyer can prove within a reasonable period of time that it did not receive the Material.

4.5.2 In the event that the Buyer reports overshipments or nonconformance to the specifications within the period defined above in Subparagraph 4.5.1, the Seller will, if accepted, either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges will be borne by the Seller.

                  The Buyer will endeavor to minimize such costs, particularly by using its own airfreight system on a space-available basis for transportation at no charge to the Seller.

4.6               Delivery Performance of Material

                  The Seller hereby agrees to participate in a Material delivery performance incentive.

                  Based upon the Material delivery performance criteria for response under Expedite Service as set forth in Subparagraph 4.2.3 and for routine orders in accordance with the Seller's published lead times, and provided all above shipments *** (the "Delivery Criteria"), the Seller commits to an overall delivery performance of eighty-five percent (85%) on an annual basis. In the event that the Seller's performance falls below the eighty-five percent (85%) level, the Seller will provide the Buyer with a credit equal to (i) eighty-five (85%) minus the actual percentage of orders delivered on time, up to a maximum of ten percent (10%), multiplied by (ii) the aggregate value of the orders delivered late according to the Delivery Criteria set forth above. Subparagraph 4.4 above will apply to the Seller's undertakings under this Subparagraph 4.6.

                  At the end of each year following delivery of the first Aircraft, the Seller will compute the above-described figures in order to determine a credit or debit for the account of the Buyer.

                  In the event the Seller records a credit for the account of the Buyer, the Seller will make available to the Buyer a credit memorandum in the amount described in this Subparagraph 4.6 for the purchase of Material from the Seller.

4.7               Exclusivity of Remedy

                  The remedies provided to the Buyer under Subparagraphs
                  2.7.2 and 4.6 above are mutually exclusive and not cumulative.

4.8               Cessation of Deliveries

                  The Seller reserves the right to stop or otherwise suspend deliveries of Material if the Buyer fails to meet its obligations under Paragraphs 6 and 7 of this Letter Agreement.

5.                PRICE

5.1               Point of Shipment

                  ***

5.2               Validity of Prices

5.2.1 The prices are the Seller's published prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and will be expressed in US dollars. Payment will be made by the Buyer to the Seller in US dollars as set forth below in Subparagraph 6.1.

5.2.2 Prices of Seller Parts will be in accordance with the then current Seller's Spare Parts Price List. Prices will be firm for each calendar year. The Seller, however, reserves the right to revise the prices of Seller Parts during the course of the calendar year in the event of manifest error in estimation or expression of any price.

                  In the event of a significant revision in manufacturing costs or a significant revision in the purchase price to the Manufacturer of Seller Parts (including significant variation in exchange rate) during any particular calendar year, the Seller will notify the Buyer of such revisions, whereupon the Buyer may, within such quantities of affected Seller Parts still available for sale at the former prices, order such quantities of said Seller Parts reasonably required to maintain its customary stock levels of such Seller Parts for the remainder of the calendar year in effect at that time provided the Seller is not thereby required to deplete the Seller's AOG inventory level unless such Seller Parts are required by the Buyer on an AOG basis. In the event the Seller is out of stock of such Seller Parts at the former prices, the Seller will, upon request by the Buyer, reasonably substantiate the price revisions affecting such Seller Parts.

5.2.3             ***

5.2.4 Prices of Material as defined above in Subparagraphs 1.1(b) through 1.1(d) will be the valid list prices of the Vendor or supplier augmented by the Seller's handling charge. The percentage of the handling charge will vary with the Material's value and will be determined item by item.

5.2.5 The Seller warrants that, should the Buyer purchase from the Seller one hundred percent (100%) of the recommended Initial Provisioning of Material defined above in Subparagraphs 1.1(b) through 1.1(d), the average handling charge on the total package will not exceed fifteen percent (15%). This average handling charge will be increased to eighteen percent (18%) in the event that all orders have not been placed nine (9) months prior to delivery of the first Aircraft.

5.2.6 Prices of Material as defined above in Subparagraphs 1.1(e) and 1.1(f) will be the Seller's purchase prices augmented by a variable percentage of handling charge.

6.                PAYMENT PROCEDURES AND CONDITIONS

6.1               Currency

                  Payment will be made in immediately available funds in US dollars.

6.2               Time and Means of Payment

                  Payment will be made by the Buyer to the Seller within thirty (30) days from the date of invoice. It is also agreed that the Seller will provide the Buyer with a credit equal to one percent (1%) of each payment, provided such payment is received within ten (10) days from the date of invoice.

6.3               Bank Accounts

                  The Buyer will make all payments hereunder in full without setoff or counterclaim, and without deduction of any kind to the accounts listed below, unless otherwise directed by the Seller:

                  (a)      For wire transfer, in favor of Airbus Service
                           Company:

                           CoreStates Bank N.A.
                           Account Number 14096-31312
                           ABA Number 031000011

                  (b) For direct deposit (lockbox), in favor of Airbus Service Company:

                           Airbus Service Company
                           PO Box 8500-4555
                           Philadelphia, PA 19178-4555

6.4               No Setoff

                  All payments due the Seller hereunder will be made in full without setoff or counterclaim and without deduction or withholding of any kind. Consequently, the Buyer will assure that the sums received by the Seller under this Letter Agreement will be equal to the full amounts expressed to be due the Seller hereunder.

6.5 If any payment due the Seller is not received in accordance with the time period provided above in Subparagraph 6.2, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller interest on the unpaid amount at a rate equal to *** to be calculated from (and including) the due date to (but excluding) the date payment is received by the Seller. The Seller's claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement.

7.                TITLE

                  Title to any Material purchased under this Letter Agreement will ***.

8.                PACKAGING

                  All material will be packaged in accordance with ATA 300 specification, Category III for consumable/expendable Material and Category II for rotables. Category I containers will be used if requested by the Buyer and the difference between Category I and Category II packaging costs will be paid by the Buyer together with payment for the respective Material.

9.                DATA RETRIEVAL

                  On the Seller's reasonable request, the Buyer may provide periodically to the Seller, during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making an efficient and coordinated survey of spare parts data with a view to improving maintenance and overhaul of the Aircraft. The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

10.               BUY-BACK

10.1              Buy-Back of Obsolete Material

                  The Seller agrees to buy back unused Seller Parts that may become obsolete for the Buyer's fleet *** to the Buyer as a result of mandatory modifications required by the Buyer's or Seller's airworthiness authorities, subject to the following:

                  (a) the Seller Parts involved will be those which the Seller directs the Buyer to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

                  (b) the Seller will grant the Buyer a credit equal to the purchase price paid by the Buyer for any such obsolete parts, such credit being limited to quantities ordered in the Initial
                           Provisioning recommendation; and

                  (c) the Seller will use its reasonable efforts to obtain for the Buyer the same protection from Vendors.

10.2              Buy-Back of Surplus Material

10.2.1 The Seller agrees that at any time within twelve (12) months after the end of the Initial Provisioning Period, the Buyer will have the right to return to the Seller, at a credit of one hundred percent (100%) of the original purchase price paid by the Buyer, unused and undamaged Material set forth above in Subparagraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided (i) that the selected protection level for all Material does not exceed ninety-six percent (96%) with a turnaround time of forty-five (45) days,
                  (ii) *** and (iii) that the Material is returned with the Seller's original documentation and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2 The Seller's agreement in writing is necessary before any Material in excess of the Seller's recommendation may be considered for buy-back.

10.2.3 It is expressly understood and agreed that the rights granted to the Buyer under this Subparagraph 10.2 will not apply to Material that may become obsolete at any time or for any reason other than as set forth in Subparagraph 10.1 above.

10.2.4 Further, it is expressly understood and agreed that all credits referred to above in Subparagraph 10.1(b) will be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer's account with the Seller for Material.

10.3 All transportation costs for the return of obsolete and surplus Material under this Paragraph 10, including any applicable insurance and customs duties or other related expenditures, will be borne by the Seller, in the case of obsolete Material and by the Buyer, in the case of surplus Material.

11.               WARRANTIES

                  The Seller in its capacity as "Buyer" under its arrangements with the Manufacturer has negotiated and obtained the following warranties for Seller Parts from the Manufacturer, in its capacity as "Seller", with respect to the Seller Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in the Seller's capacity as "Buyer" as aforesaid under the said warranties for Seller Parts delivered to the Buyer pursuant to this Letter Agreement and the Seller subrogates the Buyer as to all such rights and obligations in respect of such Seller Parts. The Seller hereby warrants to the Buyer that the Seller has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Letter Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller. References to clauses and paragraphs in the following provisions refer to clauses in the Agreement and/or to paragraphs in this Letter Agreement.

QUOTE

11.1              Seller Parts

                  Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as defined above in Subparagraph 1.1(a) will at the time of delivery to the Buyer:

                  (a)      be free from defects in material,

                  (b) be free from defects in workmanship, including, without limitation, processes of manufacture,

                  (c) conform to the applicable specification for such part,

                  (d) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design,

                  (e) permit complete interchangeability among Aircraft and parts of like part-numbered parts, and

                  (f) be free and clear of all liens and other encumbrances.

11.2              Warranty Period

                  The standard warranty period for defects (i) for Seller Parts defined above in Subparagraphs 1.1(a) is thirty-six
                  (36) months after delivery of such Seller Parts to the Buyer (the "Warranty Period(s)").

11.3              Buyer's Remedy and Seller's Obligation

                  The Buyer's remedy and Seller's obligation and liability under this Paragraph 11 are limited to, at the Seller's expense, the repair, replacement or correction of, any defective Seller Part, ***.

                  The Seller, at its option, may furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Part.

                  The provisions of Subclauses 12.1.5, 12.1.6, 12.1.7 and
                  12.1.8 of the Agreement will, as applicable, also apply to this Paragraph 11.

11.4 Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies

                  The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions contained in Clause 12 of the Agreement will also apply to the foregoing warranties provided for in this Paragraph 11.

UNQUOTE

                  In consideration of the assignment and subrogation by the Seller under this Paragraph 11 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

                  EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY AND DUPLICATE REMEDIES

                  THIS PARAGRAPH 11 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED UNDER THIS LETTER AGREEMENT.

                  THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO, UNLESS OTHERWISE PROVIDED FOR IN THIS PARAGRAPH 11:

                  (1) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE;

                  (2)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

                  (3) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS,
                           INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT
                           AND/OR STRICT LIABILITY;

                  (4) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

                  (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

                  (6)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE
                           COMPENSATED FOR:

                           (a)      LOSS OF USE OR REPLACEMENT OF ANY
                                    AIRCRAFT, COMPONENT, EQUIPMENT,
                                    ACCESSORY OR PART PROVIDED UNDER THE
                                    AGREEMENT;

                           (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT,
                                    ACCESSORY OR PART PROVIDED UNDER THE
                                    AGREEMENT;

                           (c)      LOSS OF PROFITS AND/OR REVENUES;

                           (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL
                                    DAMAGE.

                  THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

                  The remedies provided to the Buyer under this Paragraph 11 as to any defect in respect of the Aircraft or any part thereof are not cumulative. The Buyer will be entitled to the one remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11; provided, however, that, *** the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. ***

12.               LEASING

12.1              Applicable Terms

                  The terms and conditions of this Paragraph 12 will apply to the Lessor's (as defined below) stock of Seller Parts listed in Appendix "A" to this Paragraph 12 ("Leased Parts") and will form a part of each lease of any Leased Part by the Buyer from the Seller after the date hereof. Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Subparagraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail. For purposes of this Paragraph 12, the term "Lessor" refers to the Seller and the term "Lessee" refers to the Buyer. Parts not included in Appendix "A" to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyer.

12.2              Lease Procedure: Spare Parts Leased

                  At the Lessee's request by telephone (to be confirmed promptly in writing), telegram, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Subparagraph
                  4.2.3 of this Letter Agreement, to the Lessee as substitutes for parts withdrawn from an Aircraft for repair or overhaul. Each lease of Leased Parts will be evidenced by a lease document ("Lease") issued by the Lessor to the Lessee no later than seven (7) days after delivery of the Leased Part.

12.3              Lease Term: Return

                  The term of the lease ("Lease Term") will commence on the date of receipt of the Leased Part by the Lessee or its agent at the Lessee's facility in a serviceable condition and will end on the date of receipt at the Lessor's facility of the Leased Part in a serviceable condition. The Lease Term will not exceed ninety (90) days after the Lessee's receipt of the Leased Part, unless extended by written agreement between Lessor and Lessee within such ninety (90)-day period (such extension not to exceed an additional ninety (90) days). Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of exercise of the Lessee's option to purchase the Leased Part, as provided herein.

12.4              Lease Charges and Taxes

                  The Lessee will pay the Lessor (a) a daily rental charge for the Lease Term in respect of each Leased Part equal to one-three-hundred-sixty-fifth (1/365) of the Catalog Price of such Leased Part, as set forth in the Seller's Spare Parts Price List in effect on the date of commencement of the Lease Term, (b) any reasonable additional costs which may be incurred by the Lessor solely and directly as a result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to place the Leased Part in serviceable condition, (c) all transportation and insurance charges and (d) any taxes (excluding any taxes based on income or gross receipts), charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any Leased Part (the "Lease Charges"). All payments due hereunder will be made in accordance with Paragraph 6 of this Letter Agreement.

                  In the event that the Leased Part has not been returned to the Lessor's designated facilities within the time period provided in Subparagraph 12.3 above, the Lessor will be entitled, in addition to any other remedy it may have at law or under this Paragraph 12, to charge to the Lessee, and the Lessee will pay, all of the charges referred to in this Subparagraph 12.4 accruing for each day after the end of the Lease Term and for as long as such Leased Part is not returned to the Lessor and as though the Lease Term were extended to the period of such delay.

                  Notwithstanding the foregoing, the Lessor hereby agrees not to charge the Lessee any daily rental charge as referred to above in Subparagraph 12.4(a) from the date that is ninety (90) days after the date of receipt of the Leased Part by the Lessee, provided that (i) the Lessee reasonably demonstrates that the repair station designated by the Lessor and to which the Lessee has sent the damaged item (which is the cause of the lease described in this Paragraph 12) (the "Damaged Item") has failed to perform the repair of the Damaged Item within ninety (90) days, and (ii) the repair station is unable to provide adequate and satisfactory reasons for its nonperformance.

12.5              Title

                  Title to each Leased Part will remain with the Lessor at all times unless the Lessee exercises its option to purchase or exchange it in accordance with Subparagraph
                  12.8 of this Letter Agreement, in which case title will pass to the Lessee in accordance with Paragraph 7 of this Letter Agreement.

12.6              Risk of Loss

                  Except for normal wear and tear, each Leased Part will be returned to the Lessor in the same condition as when delivered to the Lessee. However, the Lessee will not without the Lessor's prior written consent repair, modify or alter any Leased Part (other than routine maintenance). Risk of loss or damage to each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged beyond repair, the Lessee will be deemed to have exercised its option to purchase the part in accordance with Subparagraph 12.8 of this Letter Agreement, as of the date of such loss or damage.

12.7              Record of Flight Hours

                  All flight hours accumulated by the Lessee on each Leased Part during the Lease Term will be documented by the Lessee. Records will be delivered to the Lessor upon return of such Leased Part to the Lessor. In addition, all documentation pertinent to inspection, maintenance and/or rework of the Leased Part to maintain said Leased Part serviceable in accordance with the standards of the Lessor will be delivered to the Lessor upon return of the Leased Part to the Lessor on termination of the Lease.

                  Such documentation will include but not be limited to evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

12.8              Option to Purchase

                  The Lessee may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase the Leased Part, in which case the then current purchase price for such Leased Part as set forth in the Seller's Spare Parts Price List will be paid by the Lessee to the Lessor. The immediately preceding sentence will apply to new Leased Parts only. In the event the Leased Part is not new at commencement of the Lease Term, eighty-five percent (85%) of the then current purchase price for such Leased Part will be paid by the Lessee to the Lessor. Such option will be contingent upon the Lessee providing the Lessor with evidence satisfactory to the Lessor that the original part fitted to the Aircraft is beyond economical repair. Should the Lessee exercise such option, *** of the Lease rental charges already invoiced pursuant to Subparagraph
                  12.4 (a) will be credited to the Lessee against the said purchase price of the Leased Part.

                  Should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term, such failure will be deemed to be an election by the Lessee to purchase the Leased Part.

                  In the event of purchase, the Leased Part will be warranted in accordance with Clause 11 of this Letter Agreement as though such Leased Part were a Seller Part, provided, however, that (i) the Seller will prorate the full Warranty Period granted to the Buyer according to the actual usage of such Leased Part and (ii) in no event will such Warranty Period be less than six (6) months from the date of purchase of such Leased Part. A warranty granted under this Subparagraph 12.8.3 will be in substitution for the warranty granted under Subparagraph
                  12.9 at the commencement of the Lease Term.

12.9              Warranties

                  The Lessor, in its capacity as "Lessee," under its arrangements with the Manufacturer, in its capacity as "Lessor," has negotiated and obtained the following warranties from the Manufacturer with respect to the Leased Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Lessor hereby assigns to the Lessee, and the Lessee hereby accepts, all of the rights and obligations of the Lessor in the Lessors's capacity as "Lessee" as aforesaid under the said warranties and the Lessor subrogates the Lessee as to all such rights and obligations in respect of Leased Parts during the Lease Term with respect thereto. The Lessor hereby warrants to the Lessee that the Lessor has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Lessee and that the Lessor will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Lessee. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Letter Agreement, except that the term "Lessor" refers to the Manufacturer and the term "Lessee" refers to the Lessor. References to clauses and paragraphs in the following provisions refer to clauses in the Agreement and/or to paragraphs in this Letter Agreement.

QUOTE

12.9.1 The Lessor warrants that each Leased Part will at the time of delivery thereof:

                  (a)      be free from defects in material,

                  (b) be free from defects in workmanship, including, without limitation, processes of manufacture,

                  (c) conform to the applicable specification for such part,

                  (d) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design,

                  (e) permit complete interchangeability among Aircraft and parts of like part-numbered parts, and

                  (f) be free and clear of all liens and other encumbrances.

12.9.2            Survival of Warranties

                  With respect to each Leased Part, the warranty set forth above in Subparagraph 12.9.1(a) will not survive delivery, and the warranties set forth above in Subparagraphs 12.9.1(b) through 12.9.1(f) will survive delivery only upon the conditions and subject to the limitations set forth below in Subparagraphs 12.9.3 through 12.9.8.

12.9.3            Warranty and Notice Periods

                  The Lessee's remedy and the Lessor's obligation and liability under this Subparagraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent within the Lease Term and (ii) the Lessor's warranty administrator having received written notice of the defect from the Lessee within ***.

12.9.4            Return and Proof

                  The Lessee's remedy and the Lessor's obligation and liability under this Subparagraph 12.9, with respect to each defect, are also conditioned upon:

                  (a) the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

                  (b) the submission by the Lessee to the Lessor's warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this Subparagraph 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with the Lessee's FAA-approved maintenance program.

12.9.5            Remedies

                  The Lessee's remedy and the Lessor's obligation and liability under this Subparagraph 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

                  Any replacement part furnished under this Subparagraph
                  12.9.5 will for the purposes of this Letter Agreement be deemed to be the Leased Part so replaced.

12.9.6            Suspension and Transportation Costs

12.9.6.1 If a Leased Part is found to be defective and is covered by this warranty, the Lease Term and the Lessee's obligation to pay rental charges as provided in Subparagraph 12.4(a) of this Letter Agreement will be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has withdrawn such defective Leased Part from use, promptly after giving such notice to the Lessor. If the defective Leased
                  Part is replaced, such replacement will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

                  If a Leased Part is found to be defective on first use by the Lessee and is covered by this warranty, no rental or other charges as provided in Subparagraph 12.4(a) will accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part in a manner satisfactory to the Lessee.

12.9.6.2 All transportation and insurance costs associated with the return of the defective Leased Part to the Lessor and the return of the repaired, corrected or replacement part to the Lessee will be borne by the Lessor.

12.9.7            Wear and Tear

                  Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Subparagraph 12.9.

12.9.8 Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies

                  The Lessee and the Lessor recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions contained in Clause 12 of the Agreement will also apply to the foregoing warranties provided for in this Subparagraph 12.9.

UNQUOTE

                  In consideration of the assignment and subrogation by the Seller under this Subparagraph 12.9 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

                  EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY AND DUPLICATE REMEDIES

                  THIS PARAGRAPH 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART DELIVERED UNDER THIS LETTER AGREEMENT.

                  THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART DELIVERED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO, UNLESS OTHERWISE PROVIDED FOR IN THIS PARAGRAPH 12:

                  (1) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                  (2)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

                  (3) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS,
                           INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT
                           AND/OR STRICT LIABILITY;

                  (4) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

                  (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

                  (6)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE
                           COMPENSATED FOR:

                           (a)      LOSS OF USE OR REPLACEMENT OF ANY
                                    AIRCRAFT, COMPONENT, EQUIPMENT,
                                    ACCESSORY OR PART PROVIDED UNDER THE
                                    AGREEMENT;

                           (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT,
                                    ACCESSORY OR PART PROVIDED UNDER THE
                                    AGREEMENT;

                           (c)      LOSS OF PROFITS AND/OR REVENUES;

                           (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL
                                    DAMAGE.

                  THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12 WILL REMAIN IN FULL FORCE AND EFFECT.

                  The remedies provided to the Buyer under this Paragraph 12 as to any defect in respect of the Aircraft or any part thereof are not cumulative. The Buyer will be entitled to the one remedy which provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12; provided, however, that, *** the Buyer will not be entitled to elect a remedy under one part of this Paragraph 12 which constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. ***


                                                  APPENDIX "A" TO CLAUSE 12

                         SELLER PARTS LEASING LIST

                               (Leased Parts)


AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

RADOMES


13.               ***

13.1              ***

13.2              ***

13.3              ***

13.4              ***

14.               TERMINATION

                  Any termination under Clause 10, 11 or 21 of the Agreement or under the Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to such undelivered Material, services, data or other items to be purchased hereunder that are applicable to those undelivered Aircraft as to which the Agreement has been terminated. Termination under this Paragraph 14 notwithstanding new and unused Material in excess of the Buyer's requirements due to such Aircraft cancellation will be repurchased by the Seller as provided in Subparagraph 10.2 of this Letter Agreement.

15.               ASSIGNMENT

                  This Letter Agreement may be assigned in accordance with Clause 19 of the Agreement.

                  If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                         Very truly yours,

                                         AVSA, S.A.R.L.


                                         By:      /s/ Michele Lascaux

                                         Its:     Director Contracts

                                         Date:    November 24, 1998


Accepted and Agreed

US Airways Group, Inc.


By:      /s/ Thomas A. Fink

Its:     Treasurer

Date:    November 24, 1998



                           LETTER AGREEMENT NO. 2


                                                    As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:               DELIVERIES

Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


1.                [INTENTIONALLY LEFT BLANK]

2.                RECONFIRMABLE AIRCRAFT

                  In order to provide the Buyer with flexibility to meet its future fleet mix requirements, the Seller grants the Buyer the right to reconfirm its order for each and any Reconfirmable Aircraft. The Buyer will notify the Seller in writing by no later than *** before the scheduled month of delivery of a Reconfirmable Aircraft as to whether it reconfirms the order for the applicable Reconfirmable Aircraft. Upon reconfirmation of a Reconfirmable Aircraft by the Buyer, such Reconfirmable Aircraft will be considered Firm Aircraft for all purposes under the Agreement.

                  *** Upon such nonreconfirmation, the Buyer's rights with respect to the Reconfirmable Aircraft that was not reconfirmed will expire and the parties will have no further obligations to one another with respect to such Reconfirmable Aircraft.

3.                ***

4.                ***

4.1               ***


                  (i)      ***

                  (ii)     ***

                  (iii)    ***

                           (a)      ***

                           (b)      ***

                  (iv)     ***

                  (vi)     ***

5.                LEASED AIRCRAFT

                  If the Buyer wishes to lease A330 or A340 aircraft, the Seller will assist the Buyer in locating such aircraft (the "Leased Aircraft") from leasing companies. In the event that the Leased Aircraft need to have a ***.

6.                ***

6.1               ***

6.2               ***

7.                EXCUSABLE DELAYS

7.1               Unanticipated Delay

                  Subclause 10.2 of the Agreement is hereby amended as follows:

                  ***.

7.2               Anticipated Delay

                  ***

8.                INEXCUSABLE DELAYS

8.1               Subclause 11.1 of the Agreement is hereby amended as follows:

                  ***.

8.2               Subclause 11.4 of the Agreement is hereby amended as follows:

                  ***.

9.                ***

10.               BUYER FURNISHED EQUIPMENT

                  ***

11.               ASSIGNMENT

                  This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


                           If the foregoing correctly sets forth our
understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                                Very truly yours,

                                                AVSA, S.A.R.L.


                                                By:      /s/  Michele Lascaux

                                                Its:     Director Contracts

                                                Date:    November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By:               /s/  Thomas A. Fink

Its:              Treasurer

Date:             November 24, 1998




                           LETTER AGREEMENT NO. 3


                                                    As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:               ADDITIONAL AIRCRAFT

Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


1.                SCOPE

                  ***

2.                DELIVERIES

                  Upon the Buyer's written request from time to time, the Seller will offer the Buyer delivery positions for Additional Aircraft by month and year, subject to the Manufacturer's Commercial Constraints and Industrial Constraints at the time of request.

                  Delivery positions offered by the Seller for Additional Aircraft will be held for the Buyer during the five (5) Working Day period following the Seller's offer. The Buyer may exercise its option to reserve the delivery position for each such Additional Aircraft

                  (i) by written notice to the Seller and by making a nonrefundable deposit payable to the Seller *** due as set forth in Subclause 6.2.2.2 of the Agreement, and

                  (ii) provided that at no time will the number of Reconfirmable Aircraft exceed the number of Firm Aircraft then on order, plus the number of Aircraft already delivered to the Buyer, ***.

                  ***

3.                [INTENTIONALLY LEFT BLANK]

4.                ASSIGNMENT

                  This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


                           If the foregoing correctly sets forth our
understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                          Very truly yours,

                                          AVSA, S.A.R.L.


                                          By:      /s/ Michele Lascaux

                                          Its:     Director Contracts

                                          Date:    November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By:               /s/ Thomas A. Fink

Its:              Treasurer

Date:             November 24, 1998




                           LETTER AGREEMENT NO. 4


                                                    As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:               CONVERSION RIGHTS

Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


1.                CONVERSION RIGHT

1.1 In order to provide the Buyer with additional flexibility to meet its future fleet mix requirements, the Seller grants the Buyer aircraft type conversion rights under the terms and conditions contained in this Paragraph 1 (the "Wide-Body Conversion Right").

                  ***

                  (iii) The Conversion Right will be subject to the Manufacturer's Commercial Constraints and Industrial Constraints at the time the Buyer elects to exercise its Conversion Right.

                  ***

1.2 The Buyer's exercise of its Conversion Right with respect to a particular Aircraft will result in an adjustment to the Predelivery Payment Reference Price and Predelivery Payments due in respect of the converted Aircraft (a "Converted Aircraft").

                  If the Predelivery Payment Reference Price for a Converted Aircraft is higher than it was for the Aircraft from which it was converted (the "Original Aircraft"), then the difference between the Predelivery Payments the Buyer has paid and what it would have paid had the Converted Aircraft been an Original Aircraft will be due within three (3) Working Days of conversion, and conversion will be effective when the Buyer pays such difference.

                  ***

2.                [INTENTIONALLY LEFT BLANK]

3.                ASSIGNMENT

                  This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


                           If the foregoing correctly sets forth our
understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                          Very truly yours,

                                          AVSA, S.A.R.L.


                                          By:      /s/ Michele Lascaux

                                          Its:     Director Contracts

                                          Date:    November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By:               /s/ Thomas A. Fink

Its:              Treasurer

Date:             November 24, 1998





                           LETTER AGREEMENT NO. 5



                                                    As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:                PURCHASE INCENTIVES

Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


1.                ***

1.1               ***

1.2               ***

1.3               [INTENTIONALLY LEFT BLANK]

1.4.              ***

1.5               ***

1.6               [INTENTIONALLY LEFT BLANK]

1.7               [INTENTIONALLY LEFT BLANK]

1.8               [INTENTIONALLY LEFT BLANK]

2.                ***

2.1               ***

2.1.1             ***

2.1.2             ***

2.1.3             ***

2.2               ***

3.                PROPULSION SYSTEMS INCENTIVES

                  Except as otherwise agreed to by the Buyer and the manufacturer of the Propulsion Systems and notified to the Seller, the Propulsion Systems Reference Prices for the engines are subject to escalation to the date of delivery of the applicable Aircraft by applying the Propulsion Systems' manufacturers' price revision formulas (set forth in Exhibit "H-1" and "H-2" to the Agreement) and to changes imposed by the Propulsion Systems' manufacturers.

                  The Buyer will negotiate directly with the Propulsion Systems' manufacturers engine pricing, credits, escalation, and other commercial issues. As a result of such negotiation, the Propulsion Systems' manufacturer's price revision formula in Exhibit "H-1" and "H-2" to this Agreement may be revised.

4.                ***

5.                ASSIGNMENT

                  This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


                           If the foregoing correctly sets forth our
understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                               Very truly yours,

                                               AVSA, S.A.R.L.


                                               By:      /s/ Michele Lascaux

                                               Its:     Director Contracts

                                               Date:    November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By:               /s/ Thomas A. Fink

Its:              Treasurer

Date:             November 24, 1998




                                                                 APPENDIX 1


                      AIRFRAME PRICE REVISION FORMULA
                                  FOR ***


l.                BASE PRICE

                  The Base Price of the *** is as quoted in Subparagraph
                  1.5 of Letter Agreement No. 5 to the Agreement.

2.                BASE PERIOD

                  ***

                  This Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the United States Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix 1.

                  ECIb and ICb index values indicated in Paragraph 4 of this Appendix 1 are based on publications available at the date of signature of the Agreement and are United States Department of Labor Bureau of Labor Statistics computations corresponding to certain base years as stipulated below in Paragraph 3. Should the Bureau of Labor Statistics change such base year, it will be necessary to restate such values in an appropriate manner. Other changes (such as benchmark revision), except those related to established errors from the Bureau of Labor Statistics, will not be taken into consideration.

3.                REFERENCE INDEXES

                  ***

                  Material Index: "Industrial Commodities Index" (hereinafter referred to as "ICI-Index"), published monthly by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: "Producer prices and price indexes for commodity groupings and individual items"). (Base year 1982 = 100.)


4 -               REVISION FORMULA

                  ***

                  In determining the Revised Base Price at delivery of the Aircraft, each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals).

                  After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.                GENERAL PROVISIONS

5.1               Substitution of Indexes

                  In the event that:

                  (i)      the United States Department of Labor
                           substantially revises its methodology for calculating any of the indexes referred to here above, or

                  (ii)     the United States Department of Labor
                           discontinues, either temporarily or permanently, any of the indexes referred to here above and publication thereof, or

                  (iii) the data samples used to calculate any of the indexes referred to here above are substantially changed,

                  The Seller and the Buyer will agree on a substitute index.

                  Such substitute index will reflect as closely as possible the actual variations in wage rates or in material prices, as the case may be, used in the calculation of the original index.

                  As a result of this selection of a substitute index, the Seller and the Buyer will agree on appropriate adjustments to be made to the price revision formula; such adjustments may include, but will not be limited to, allowing to combine the successive utilization of the original index and of the substitute index, and other methodologies designed to ensure consistency in the numerators and denominators of the various quotients.

5.2               Final Index Values

                  The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments, of any kind, to the applicable indexes as published at the date of Aircraft delivery.






                           LETTER AGREEMENT NO. 6


                                                    As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:               SPECIFICATION MATTERS

Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.








1.                [INTENTIONALLY LEFT BLANK]

2.                ***

2.1               ***

2.2               ***

2.3               ***

3.                ***

3.1               ***

3.2               ***

4.                ***

4.1               ***

4.2               ***

5.                ***

6.                ***

7.                ***

7.1               ***

7.2               ***

7.3               ***

8.                ASSIGNMENT

                  This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


                           If the foregoing correctly sets forth our
understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                             Very truly yours,

                                             AVSA, S.A.R.L.


                                             By:      /s/ Michele Lascaux

                                             Its:     Director Contracts

                                             Date:    November 24, 1998

Accepted and Agreed

US Airways Group, Inc.



By:               /s/ Thomas A. Fink

Its:              Treasurer

Date:             November 24, 1998






                           LETTER AGREEMENT NO. 7


                                                    As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: PRODUCT SUPPORT

Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.                PRODUCT SUPPORT RESPONSIVENESS

1.1 The Seller and the Manufacturer will promptly respond to, and deal with, any correspondence or request from the Buyer with respect to product support issues.

1.2 The precise contents of the product support package may be adjusted over time, by way of exchanges within the envelope of such package, to better match the Buyer's product support needs.

2.                ***

2.1               ***

2.2               ***

2.3               ***

2.4               ***

2.4.1             ***

2.4.2             ***

2.5               No Fault-Found Policy

                  The Seller has developed a "No Fault Found Policy" covering Vendor Parts and Seller Parts, as specified in the booklet SG-S/921.0067/96. Such policy will not be changed in a manner adverse to the Buyer.

3.                ***

3.1               ***

3.2               ***

4.                TECHNICAL PUBLICATIONS

4.1 The Buyer and the Seller agree that an integral portion of the Technical Publications product support is the implementation of a functioning "E-Pubs" system by the Buyer prior to delivery of the first Aircraft. Accordingly, the Buyer and the Seller will together devise a plan to (a) make available to the Buyer on such "E-Pubs" system all Technical Publications now only available on CD-ROM, (b) the Buyer and the Seller will commit to implement "E-Pubs" as soon as practicable, and
                  (c) agree on the allocation of the costs of any necessary interim implementation.

4.2 Aircraft MSG-3 analysis will be provided to the Buyer as part of the Technical Publications package.

4.3 The Seller will provide the Buyer an interior and exterior aircraft placards manual specifying which placards are required for aircraft dispatch.

4.4               ***

4.5 On the Buyer's request, the Seller will provide the Buyer certification data for specific material, including flammability coupons, when such data is available to the Seller.

4.6               ***

5.                TRAINING

5.1               ***

5.2               ***

5.3               ***

5.4.1             ***

5.4.2             ***

5.5               ***

5.6               ***

6.                MAINTENANCE PLANNING

                  ***

7.                ENTRY-INTO-SERVICE

7.1               ***

7.2               ***

7.3               ***

8.                TOOLING

8.1               ***

8.2               ***

8.3               ***

8.4               ***

9.                ***

9.1               ***

9.2               ***

9.3               ***

9.4               ***

9.5               ***

10.               ASSIGNMENT

                  This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


                  If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                            Very truly yours,

                                            AVSA, S.A.R.L.


                                            By:      /s/ Michele Lascaux

                                            Its:     Director Contracts

                                            Date:    November 24, 1998

Accepted and Agreed

US Airways Group, Inc.


By:               /s/ Thomas A. Fink

Its:              Treasurer

Date:             November 24, 1998




A330-200 (PW)
PW 4168A









                          LETTER AGREEMENT NO. 8A




                                                    As of November 24, 1998

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:               A330-200 PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                  The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the A330-200 Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, as to each A330-200 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A330-200 Aircraft in its capacity as "Buyer" as aforesaid under the said Guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of such A330-200 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

           Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

           QUOTE

           PREAMBLE

           The guarantees defined below (the "Guarantees") are applicable to the A330-200 Aircraft as described in the Technical Specification G.000.02000 Issue 3 dated 15th October 1996 as amended by Specification Change Notice for the fitting of Pratt and Whitney PW 4168A propulsion systems (the "Specification") without taking into account any further changes thereto as provided in the Agreement.

           Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.

1          MISSION GUARANTEE

1.1 The A330-200 Aircraft will be capable of carrying a fixed zero fuel weight of 340,000 lb over a guaranteed still air stage distance of not less than *** nautical miles when operated under the conditions defined below:

1.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

           The destination airport conditions are such as to allow the required landing weight to be used without restriction.

1.1.2 An allowance of 1,640 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 77 (degree) F.

1.1.3 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10 degreeC conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

1.1.4 An allowance of 410 lb of fuel is included for approach and landing at the destination airport.

1.1.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 1.1.3 above.

1.1.6 At the end of approach and landing 22,460 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                 1)   En-route reserves - 10% of flight time
                 2)   Missed approach
                 3) Diversion in ISA+10 degreeC conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude
                 4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degreeC conditions.

2          MANUFACTURER'S WEIGHT EMPTY

2.1        The Seller guarantees a Buyer's Manufacturer's Weight Empty of
           ***

2.2 For the purposes of this Paragraph 2 the Buyer's Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in
           Section 13-10.00.00 of the Specification and is subject to adjustment as defined in Subparagraph 6.2.

3          NOISE

3.1        External

3.1.1 The Seller guarantees that the A330-200 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1978, including Amendment 36-15 Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

3.2        Internal

3.2.1      Cockpit noise

           At a pressure altitude of 35,000 ft and a Mach number of M=0.82 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed ***.

3.2.2      Cabin noise

           At a pressure altitude of 35,000 ft and a Mach number of M=0.82 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed ***.

3.2.3 On the ground and under the conditions defined in Subparagraph 4.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed ***.

4          GUARANTEE CONDITIONS

4.1 The performance and noise certification requirements for the A330-200 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

4.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

4.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph
           5.3 below may be such as to optimize the A330-200 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

4.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971.

4.8 The sound levels guaranteed in Subparagraph 3.2: i) will be measured at the positions defined in Section 03-83.10 of the Specification ii) refer to an A330-200 Aircraft with standard acoustic insulation and an interior completely furnished. The effect on noise of Buyer furnished equipment other than passenger seats will be the responsibility of the Buyer.

4.9        For the purposes of the sound levels guaranteed in Subparagraph
           3.2.3 the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degree)C.

5          GUARANTEE COMPLIANCE

5.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2 Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3 Compliance with those parts of the Guarantees defined in Paragraph 1 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330 aircraft of the same aerodynamic configuration as the A330-200 Aircraft and incorporated in the In-Flight Performance Program and data bases (the "IFP") appropriate to the A330-200 Aircraft.

5.4 Compliance with the Manufacturer's Weight Empty guarantee defined in Paragraph 2 will be demonstrated with reference to a weight compliance report.

5.5 Compliance with the noise guarantees defined in Subparagraph 3.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A330 aircraft of an acoustically similar standard as those A330-200 Aircraft.

5.6 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.7 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.8 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A330-200 Aircraft.

6          ADJUSTMENT OF GUARANTEES

6.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A330-200 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

6.2 The Guarantees apply to the A330-200 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of :
                a) Any further configuration change which is the subject of a SCN
                b) Variation in actual weights of items defined in Section 13-10 of the Specification
                c) Changes required to obtain certification which cause changes to the performance or weight of the A330-200 Aircraft

7.         EXCLUSIVE GUARANTEES

           The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.         UNDERTAKING; REMEDIES

           ***

           UNQUOTE

           In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.


                  If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                             Very truly yours,

                                             AVSA, S.A.R.L.

                                             By:      /s/ Michele Lascaux

                                             Its:     Director Contracts

                                             Date:    November 24, 1998

Accepted and Agreed

US Airways Group, Inc.


By:    /s/ Thomas A. Fink
       ------------------
Its:   Treasurer

Date:  November 24, 1998



                          LETTER AGREEMENT NO. 8B



                                                As of November 24, 1998

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:               A330-300 PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8B (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                  The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the A330-300 Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, as to each A330-300 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A330-300 Aircraft in its capacity as "Buyer" as aforesaid under the said Guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of such A330-300 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

           Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

           QUOTE

           PREAMBLE

           The guarantees defined below (the "Guarantees") are applicable to the A330-300 Aircraft as described in the Technical
           Specification G.000.03000 Issue 6 dated 15th October 1996 as amended by Specification Change Notices for:

                  i) the fitting of Pratt and Whitney PW4168A propulsion systems

                  ii)    the increase in the Design Weights to:

                         Maximum Take-Off Weight : 507,060 lb (230,000 kg) Maximum Landing Weight : 407,855 lb (185,000 kg) Maximum Zero Fuel Weight : 381,400 lb (173,000 kg)

           (the "Specification") without taking into account any further changes thereto as provided in the Agreement.

           Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.

           2.     GUARANTEED PERFORMANCE

           2.1    Take-off

           2.1.1 When operated under the following conditions and with Air Conditioning 'ON':

                       Pressure altitude                    : 21 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 10,499 ft
                       Take-off distance available          : 10,499 ft
                       Accelerate-stop distance available   : 10,499 ft
                       Slope                                : 0.1% uphill
                       Wind                                 : Zero
                       Obstacles (height and distance       : 23 ft/1,054 ft
                                   from end of TOR)         : 167 ft/14,000 ft
                                                            : 530 ft/42,472 ft
                       Runway surface                       : Dry

                  the maximum permissible weight at the start of ground run will be not less than the guarantee value.

                       Nominal: 507,060 lb            Guarantee: ***

           2.1.2 When operated under the following conditions and with Air Conditioning 'ON':

                       Pressure altitude                    : 21 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 10,499 ft
                       Take-off distance available          : 10,499 ft
                       Accelerate-stop distance available   : 10,499 ft
                       Slope                                : 0.1% downhill
                       Wind                                 : Zero
                       Obstacles (height and distance       : 13 ft/1,070 ft
                                   from end of TOR)         : 178 ft/9,500 ft
                       Runway surface                       : Dry

                  the maximum permissible weight at the start of ground run will be not less than the guarantee value.

                         Nominal: 507,060 lb            Guarantee: ***

           2.1.3 When operated under the following conditions and with Air Conditioning 'ON':

                       Pressure altitude                    : 1,024 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 10,502 ft
                       Take-off distance available          : 10,502 ft
                       Accelerate-stop distance available   : 10,502 ft
                       Slope                                : 0.3% uphill
                       Wind                                 : Zero
                       Obstacles (height and distance       : 14 ft/783 ft
                                   from end of TOR)         : 20 ft/1,159 ft
                                                            : 56 ft/2,090 ft
                       Runway surface                       : Dry

                  the maximum permissible weight at the start of ground run will be not less than the guarantee value.

                       Nominal: 486,500 lb            Guarantee: ***

           2.1.4 When operated under the following conditions and with Air Conditioning 'ON':

                       Pressure altitude                    : 1,416 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 10,827 ft
                       Take-off distance available          : 10,827 ft
                       Accelerate-stop distance available   : 10,827 ft
                       Slope                                : Zero
                       Wind                                 : Zero
                       Obstacle (height and distance        : 459 ft/11,512 ft
                                   from end of TOR)
                       Runway surface                       : Dry

                  the maximum permissible weight at the start of ground run will be not less than the guarantee value.

                       Nominal: 444,900 lb        Guarantee: ***


           2.1.5 When operated under the following conditions and with Air Conditioning 'ON':

                       Pressure altitude                    : 5,341 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 12,000 ft
                       Take-off distance available          : 12,000 ft
                       Accelerate-stop distance available   : 12,000 ft
                       Slope                                : 0.5% downhill
                       Wind                                 : Zero
                       Obstacles                            : None
                       Runway surface                       : Dry

                  the maximum permissible weight at the start of ground run will be not less than the guarantee value.

                       Nominal: 463,100 lb            Guarantee: ***

           2.1.6 When operated under the following conditions and with Air Conditioning 'ON':

                       Pressure altitude                    : 196 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 10,679 ft
                       Take-off distance available          : 10,679 ft
                       Accelerate-stop distance available   : 10,679 ft
                       Slope                                : 0.1% uphill
                       Wind                                 : Zero
                       Obstacles (height and distance       : 202 ft/8,727 ft
                                   from end of TOR)         : 246 ft/11,106 ft
                       Runway surface                       : Dry

                  the maximum permissible weight at the start of ground run will be not less than the guarantee value.

                  Nominal: 498,300 lb                   Guarantee: ***

           2.2    Second Segment Climb

                  The A330-300 Aircraft will meet FAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 2.1.

           2.3    En-route One Engine Inoperative

                  The A330-300 Aircraft will meet FAR regulations minimum en-route climb gradient one engine inoperative and the other operating at the maximum continuous thrust with air conditioning on and anti-icing off at an A330-300 Aircraft gross weight of 450,000 lb in the cruise configuration in ISA+10(degree)C conditions at a pressure altitude of not less than the guarantee value.

                       Nominal: 18,450 ft             Guarantee: ***

           2.4    Landing Field Length

           2.4.1 FAR certified wet landing field length at an A330-300 Aircraft gross weight of 407,855 lb at sea level pressure altitude will be not greater than the guarantee value.

                       Nominal: 6,725 ft              Guarantee: ***

           2.4.2 FAR certified wet landing field length at an A330-300 Aircraft gross weight of 407,855 lb at a pressure altitude of 5,431 ft will be not greater than the guarantee value.

                       Nominal: 7,620 ft              Guarantee: ***

           2.5    Approach Climb

           2.5.1 The A330-300 Aircraft will meet FAR regulations approach climb gradient one engine inoperative and the other operating at the maximum go-round thrust with air conditioning on and anti-icing off at sea level pressure altitude at an A330-300 Aircraft gross weight of 407,855 lb at a temperature of not less than the guarantee value.

                       Nominal: 44(degree)C           Guarantee: ***

           2.5.2 The A330-300 Aircraft will meet FAR regulations approach climb gradient one engine inoperative and the other operating at the maximum go-round thrust with air conditioning on and anti-icing off at a pressure altitude of 5,431 feet at an A330-300 Aircraft gross weight of 407,855 lb at a temperature of not less than the guarantee value.

                       Nominal: 33(degree)C           Guarantee: ***

           2.6    Specific Range

                  The nautical miles per pound of fuel at an A330-300 Aircraft gross weight of 460,000 lb at a pressure altitude of 35,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.82 will be not less than the guarantee value

                       Nominal: 0.03485 nm/lb         Guarantee: ***

           3      MISSION GUARANTEES

           3.1 The A330-300 Aircraft will be capable of carrying a payload of not less than the guarantee value over a still air stage distance of 3,653 nautical miles
                  (representative of PHL to FCO with a 28 knots tailwind) when operated under the conditions defined below:

                       Nominal: 101,450 lb            Guarantee: ***

           3.1.1 The departure airport conditions are defined in Subparagraph 2.1.2 above.

                  The destination airport conditions are as follows:

                       Pressure altitude                    : 14 ft
                       Landing distance available           : 12,795 ft
                       Wind                                 : Zero
                       Runway surface                       : Wet
                       Air conditioning                     : On

           3.1.2 Allowances of 695 lb of fuel and 10 minutes are included for taxi at the departure airport

           3.1.3 Allowances of 1,670 lb of fuel and 3 minutes are included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at a temperature of 84(degree)F.

           3.1.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 33,000 ft and 37,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

           3.1.5 Allowances of 420 lb of fuel and 4 minutes are included for approach and landing at the destination airport.

           3.1.6 Allowances of 290 lb of fuel and 5 minutes are included for taxi at the destination airport.

           3.1.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph
                  3.1.4 above.

           3.1.8 At the end of approach and landing 20,950 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                       1)     En-route reserves - 10% of flight time
                       2)     Missed approach
                              3) Diversion in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport and ending at 1,500 ft pressure altitude
                       4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10(degree)C conditions.

           3.2 In carrying a fixed payload of *** over a still air stage distance of 3,653 nautical miles
                  (representative of PHL to FCO with a 28 knots tailwind) when operated under the conditions defined in Subparagraph 3.1 above the block fuel burnt will be not more than the guarantee value

                       Nominal: 106,900 lb            Guarantee: ***

                  and the block time will not be more than the guarantee value

                       Nominal: 8 hours 5 minutes     Guarantee: ***

                  Block fuel is defined as the fuel used during taxi, take-off, climb, cruise, descent, and approach and landing as described above in Subparagraphs 3.1.2 through
                  3.1.6 inclusive.

                  Block time is defined as the time for taxi, take-off, climb, cruise, descent, and approach and landing as described above in Subparagraphs 3.1.2 through 3.1.6 inclusive.

           3.3 The A330-300 Aircraft will be capable of carrying a payload of not less than the guarantee value over a still air stage distance of 4,561 nautical miles
                  (representative of FCO to PHL with a 75 knots headwind) when operated under the conditions defined below:

                       Nominal: 78,500 lb             Guarantee: ***

           3.3.1  The departure airport conditions are as follows:

                       Pressure altitude                    : 14 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 12,795 ft
                       Take-off distance available          : 12,795 ft
                       Accelerate-stop distance available   : 12,795 ft
                       Slope                                : Zero
                       Wind                                 : Zero
                       Obstacles (height and distance       : 17 ft/1,313 ft
                                   from end of TOR)         : 55 ft/3,479 ft
                       Runway surface                       : Dry
                       Air conditioning                     : On

                  The destination airport conditions are as follows:

                       Pressure altitude                     : 21 ft
                       Landing distance available            : 10,499 ft
                       Wind                                  : Zero
                       Runway surface                        : Wet
                       Air conditioning                      : On

           3.3.2 Allowances of 695 lb of fuel and 10 minutes are included for taxi at the departure airport

           3.3.3 Allowances of 1,670 lb of fuel and 3 minutes are included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at a temperature of 84(degree)F.

           3.3.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

           3.3.5 Allowances of 420 lb of fuel and 4 minutes are included for approach and landing at the destination airport.

           3.3.6 Allowances of 290 lb of fuel and 5 minutes are included for taxi at the destination airport.

           3.3.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph
                  3.3.4 above.

           3.3.8 At the end of approach and landing 21,970 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                       1)     En-route reserves - 10% of flight time
                       2)     Missed approach
                       3) Diversion in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport and ending at 1,500 ft pressure altitude
                       4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10(degree)C conditions.

           3.4 In carrying a fixed payload of *** over a still air stage distance of 4,561 nautical miles
                  (representative of FCO to PHL with a 75 knots tailwind) when operated under the conditions defined in Subparagraph 3.3 above the block fuel burnt will be not more than the guarantee value

                       Nominal: 128,300 lb            Guarantee: ***

                  and the block time will not be more than the guarantee value

                       Nominal: 9 hours 58 minutes    Guarantee: ***

                  Block fuel is defined as the fuel used during taxi, take-off, climb, cruise, descent, and approach and landing as described above in Subparagraphs 3.3.2 through
                  3.3.6 inclusive.

                  Block time is defined as the time for taxi, take-off, climb, cruise, descent, and approach and landing as described above in Subparagraphs 3.3.2 through 3.3.6 inclusive.

           3.5 The A330-300 Aircraft will be capable of carrying a payload of not less than the guarantee value over a still air stage distance of 3,291 nautical miles
                  (representative of CLT to LGW with a 29 knots tailwind) when operated under the conditions defined below:

                       Nominal: 104,150 lb            Guarantee: ***

           3.5.1  The departure airport conditions are as follows:

                       Pressure altitude                    : 749 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 10,000 ft
                       Take-off distance available          : 10,000 ft
                       Accelerate-stop distance available   : 10,000 ft
                       Slope                                : 0.5% downhill
                       Wind                                 : Zero
                       Obstacles                            : None
                       Runway surface                       : Dry
                       Air conditioning                     : On

                  The destination airport conditions are as follows:

                       Pressure altitude                    : 196 ft
                       Landing distance available           : 9,075 ft
                       Wind                                 : Zero
                       Runway surface                       : Wet
                       Air conditioning                     : On

           3.5.2 Allowances of 695 lb of fuel and 10 minutes are included for taxi at the departure airport

           3.5.3 Allowances of 1,680 lb of fuel and 3 minutes are included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at a temperature of 84(degree)F.

           3.5.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 33,000 ft and 37,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

           3.5.5 Allowances of 420 lb of fuel and 4 minutes are included for approach and landing at the destination airport.

           3.5.6 Allowances of 290 lb of fuel and 5 minutes are included for taxi at the destination airport.

           3.5.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph
                  3.5.4 above.

           3.5.8 At the end of approach and landing 21,360 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                       1)     En-route reserves - 10% of flight time
                       2)     Missed approach
                       3) Diversion in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport and ending at 1,500 ft pressure altitude
                       4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10(degree)C conditions.

           3.6 In carrying a fixed payload of *** over a still air stage distance of 3,291 nautical miles
                  (representative of CLT to LGW with a 29 knots tailwind) when operated under the conditions defined in Subparagraph 3.5 above the block fuel burnt will be not more than the guarantee value

                       Nominal: 97,250 lb             Guarantee: ***

                  and the block time will not be more than the guarantee value

                       Nominal: 7 hours 20 minutes    Guarantee: ***

                  Block fuel is defined as the fuel used during taxi, take-off, climb, cruise, descent, and approach and landing as described above in Subparagraphs 3.5.2 through
                  3.5.6 inclusive.

                  Block time is defined as the time for taxi, take-off, climb, cruise, descent, and approach and landing as described above in Subparagraphs 3.5.2 through 3.5.6 inclusive.

           3.7 The A330-300 Aircraft will be capable of carrying a payload of not less than the guarantee value over a still air stage distance of 4,104 nautical miles
                  (representative of LGW to CLT with a 75 knots headwind) when operated under the conditions defined below:

                       Nominal: 90,050 lb             Guarantee: ***

           3.7.1  The departure airport conditions are as follows:

                       Pressure altitude                    : 196 ft
                       Ambient temperature                  : 84(degree)F
                       Take-off run available ("TOR")       : 10,364 ft
                       Take-off distance available          : 10,364 ft
                       Accelerate-stop distance available   : 10,364 ft
                       Slope                                : Zero
                       Wind                                 : Zero
                       Obstacles (height and distance       : 2 ft/515 ft
                                   from end of TOR)         : 35 ft/1,841 ft
                                                            : 61 ft/3,514 ft
                       Runway surface                       : Dry
                       Air conditioning                     : On

                  The destination airport conditions are as follows:

                       Pressure altitude                    : 749 ft
                       Landing distance available           : 10,000 ft
                       Wind                                 : Zero
                       Runway surface                       : Wet
                       Air conditioning                     : On

           3.7.2 Allowances of 695 lb of fuel and 10 minutes are included for taxi at the departure airport

           3.7.3 Allowances of 1,680 lb of fuel and 3 minutes are included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at a temperature of 84(degree)F.

           3.7.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

           3.7.5 Allowances of 420 lb of fuel and 4 minutes are included for approach and landing at the destination airport.

           3.7.6 Allowances of 290 lb of fuel and 5 minutes are included for taxi at the destination airport.

           3.7.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph
                  3.7.4 above.

           3.7.8 At the end of approach and landing 21,360 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                       1)     En-route reserves - 10% of flight time
                       2)     Missed approach
                       3) Diversion in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport and ending at 1,500 ft pressure altitude
                       4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10(degree)C conditions.

           3.8 In carrying a fixed payload of *** over a still air stage distance of 4,104 nautical miles
                  (representative of LGW to CLT with a 74 knots headwind) when operated under the conditions defined in Subparagraph 3.7 above the block fuel burnt will be not more than the guarantee value

                       Nominal: 117,500 lb            Guarantee: ***

                  and the block time will not be more than the guarantee value

                       Nominal: 9 hours 1 minute      Guarantee: ***

                  Block fuel is defined as the fuel used during taxi, take-off, climb, cruise, descent, and approach and landing as described above in Subparagraphs 3.7.2 through
                  3.7.6 inclusive.

                  Block time is defined as the time for taxi, take-off, climb, cruise, descent, and approach and landing as described above in Subparagraphs 3.7.2 through 3.7.6 inclusive.


           4.     MISSION GUARANTEES (ETOPS Reserves)

           4.1 For the purposes of the guarantees defined below in Subparagraphs 4.2 through 4.5 inclusive the Critical Point (the "CP") is defined as the point at a still air distance of 1,158 nautical miles and 180 minutes from the destination airport. After the CP the aircraft will be operated under the conditions defined below (the "ETOPS diversion"):

                  a) At the CP there is a simultaneous loss of one engine and cabin pressurization becomes inoperative
                  b) Descent from the CP and the associated cruise altitude to 10,000 ft pressure altitude at Mmo/Vmo in ISA+10(degree)C conditions.
                  c) Cruise at Vmo at a pressure altitude of 10,000 ft in ISA+10(degree)C conditions
                  d) Descent from 10,000 ft pressure altitude to 1,500 ft above the destination airport at 250 kts CAS in ISA+10(degree)C conditions.
                  e) Hold for 15 minutes at 1,500 ft above the destination airport at Green Dot speed in ISA+10(degree)C conditions
                  f) Missed approach and go-round at the destination airport in ISA+10(degree)C conditions
                  g)     Approach and land at the destination airport.

           4.2 The A330-300 Aircraft will be capable of carrying a payload of not less than the guarantee value over a still air stage distance of 3,653 nautical miles (representative of PHL to FCO with a 28 knots tailwind and including the 1,158 nautical miles from the CP to the destination airport) when operated under the conditions defined below:

                       Nominal: 95,850 lb             Guarantee: ***

           4.2.1 The departure airport conditions are defined in Subparagraph 2.1.2 above.

                  The destination airport conditions are defined in Subparagraph 3.1.2 above.

           4.2.2 An allowances of 1,670 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at a temperature of 84(degree)F.

           4.2.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 33,000 ft and 37,000 ft to the CP are conducted in ISA+10(degree)C conditions. Climb speed below 10,000 ft will be 250 knots CAS.

           4.2.4 Stage distance is defined as the distance covered during climb and cruise to the CP plus the distance from the CP to the destination airport descent as described in Subparagraphs 4.1 and 4.2.3 above.

           4.2.5 At the CP 54,550 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                       1) Fuel for the ETOPS diversion as described in Subparagraph 4.1 above
                       2) A 15% increase in the fuel required for the ETOPS diversion to account for wind errors, ice accretion, anti-icing on, APU operating, weather avoidance and degraded aircraft performance.

           4.3 The A330-300 Aircraft will be capable of carrying a payload of not less than the guarantee value over a still air stage distance of 4,561 nautical miles (representative of FCO to PHL with a 75 knots headwind and including the 1,158 nautical miles from the CP to the destination airport) when operated under the conditions defined below:

                       Nominal: 73,150 lb             Guarantee: ***

           4.3.1 The departure and destination airport conditions are defined in paragraph 3.3.1 above.

           4.3.2 An allowances of 1,670 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at a temperature of 84(degree)F.

           4.3.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 35,000 ft and 39,000 ft to the CP are conducted in ISA+10(degree)C conditions. Climb speed below 10,000 ft will be 250 knots CAS.

           4.3.4 Stage distance is defined as the distance covered during climb and cruise to the CP plus the distance from the CP to the destination airport descent as described in Subparagraphs 4.1 and 4.3.3 above.

           4.3.5 At the CP 53,650 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                       1) Fuel for the ETOPS diversion as described in Subparagraph 4.1 above
                       2) A 15% increase in the fuel required for the ETOPS diversion to account for wind errors, ice accretion, anti-icing on, APU operating, weather avoidance and degraded aircraft performance.

           4.4 The A330-300 Aircraft will be capable of carrying a payload of not less than the guarantee value over a still air stage distance of 3,291 nautical miles (representative of CLT to LGW with a 29 knots tailwind and including the 1,158 nautical miles from the CP to the destination airport) when operated under the conditions defined below:

                       Nominal: 104,150 lb            Guarantee: ***

           4.4.1 The departure and destination airport conditions are defined in Subparagraph 3.5.1 above.

           4.4.2 An allowances of 1,680 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at a temperature of 84(degree)F.

           4.4.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 33,000 ft and 37,000 ft to the CP are conducted in ISA+10(degree)C conditions. Climb speed below 10,000 ft will be 250 knots CAS.

           4.4.4 Stage distance is defined as the distance covered during climb and cruise to the CP plus the distance from the CP to the destination airport descent as described in Subparagraphs 4.1 and 4.4.3 above.

           4.4.5 At the CP 54,900 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                       1) Fuel for the ETOPS diversion as described in Subparagraph 4.1 above
                       2) A 15% increase in the fuel required for the ETOPS diversion to account for wind errors, ice accretion, anti-icing on, APU operating, weather avoidance and degraded aircraft performance.

           4.5 The A330-300 Aircraft will be capable of carrying a payload of not less than the guarantee value over a still air stage distance of 4,104 nautical miles (representative of LGW to CLT with a 74 knots headwind and including the 1,158 nautical miles from the CP to the destination airport) when operated under the conditions defined below:

                       Nominal: 84,350 lb             Guarantee: ***

           4.5.1 The departure and destination airport conditions are defined in Subparagraph 3.7.1 above.

           4.5.2 An allowances of 1,680 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at a temperature of 84(degree)F.

           4.5.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 35,000 ft and 39,000 ft to the CP are conducted in ISA+10(degree)C conditions. Climb speed below 10,000 ft will be 250 knots CAS.

           4.5.4 Stage distance is defined as the distance covered during climb and cruise to the CP plus the distance from the CP to the destination airport descent as described in Subparagraphs 4.1 and 4.5.3 above.

           4.5.5 At the CP 54,100 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                       1) Fuel for the ETOPS diversion as described in paragraph 4.1 above
                       2) A 15% increase in the fuel required for the ETOPS diversion to account for wind errors, ice accretion, anti-icing on, APU operating, weather avoidance and degraded aircraft performance.

           4.6 The mission payload guarantees and the mission fuel burn guarantees defined above in Subparagraphs 3.1 through 3.8 inclusive and Subparagraphs 4.2 through 4.5 inclusive are based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 5.2 below plus a fixed allowance of 36,625 lb for Customer Changes and Operators Items.

           5      MANUFACTURER'S WEIGHT EMPTY AND USABLE LOAD

           5.1    The Seller guarantees a Buyer's Manufacturer's Weight
                  Empty of ***.

           5.2    For the purposes of this Paragraph 5 and of Subparagraph
                  4.6 above the Buyer's Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13-10.00.00 of the Specification amended by the Specification Changes defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Subparagraph 9.2.

                  For information only an analysis of the Buyer's
                  Manufacturer's Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.

           6      NOISE

           6.1    External

           6.1.1 The Seller guarantees that the A330-300 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1978, including Amendment 36-15 Stage 3. The applicable noise limits are as defined in paragraphs
                  36.201 and c36.5 (3).

           6.2    Internal

           6.2.1  Cockpit noise

                  At a pressure altitude of 35,000 ft and a Mach number of M=0.82 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed
                  ***.

           6.2.2  Cabin noise

                  At a pressure altitude of 35,000 ft and a Mach number of M=0.82 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed
                  ***.

           6.2.3 On the ground and under the conditions defined in Subparagraph 7.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed
                  ***.

           7      GUARANTEE CONDITIONS

           7.1 The performance and noise certification requirements for the A330-300 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

           7.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

           7.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing, except as otherwise noted.

           7.3 When establishing the approach climb performance cabin air conditioning will be operative with an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

           7.4 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

           7.5 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 8.3 below may be such as to optimize the A330-300 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

           7.6 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

           7.7 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

           7.8 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971

           7.9    The sound levels guaranteed in Subparagraph 6.2:

                       i)     will be measured at the positions defined in
                              Section 03-83.10 of the Specification
                      ii)     refer to an A330-300 Aircraft with standard
                              acoustic insulation and an interior
                              completely furnished. The effect on noise of Buyer furnished equipment other than passenger seats will be the responsibility of the Buyer.

           7.10 For the purposes of the sound levels guaranteed in Subparagraph 6.2.3 the APU and air conditioning system will be operating.

                  Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degree)C.

           8      GUARANTEE COMPLIANCE

           8.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

           8.2 Compliance with the take-off, second segment, approach climb, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved FAA Flight Manual.

           8.3 Compliance with those parts of the Guarantees defined in Paragraphs 2, 3 and 4 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330 aircraft of the same aerodynamic configuration as the A330-300 Aircraft and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the A330-300 Aircraft.

           8.4 Compliance with the Manufacturer's Weight Empty guarantee defined in Paragraph 5 will be demonstrated with reference to a weight compliance report.

           8.5 Compliance with the mission guarantees defined in Paragraphs 3 and 4 will be demonstrated with reference to the weight compliance report described in Subparagraph 8.4.

           8.6 Compliance with the noise guarantees defined in Subparagraph 6.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A330 aircraft of an acoustically similar standard as the A330-300 Aircraft.

           8.7 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

           8.8 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

           8.9 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A330-300 Aircraft.

           9      ADJUSTMENT OF GUARANTEES

           9.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A330-300 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

           9.2 The Guarantees apply to the A330-300 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of :

                       a) Any further configuration change which is the subject of a SCN
                       b)     Variation in actual weights of items defined
                              in Section 13-10 of the Specification
                       c)     Changes required to obtain certification which
                              cause changes to the performance or weight of the A330-300 Aircraft

           10     EXCLUSIVE GUARANTEES

                  The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

           11     UNDERTAKING; REMEDIES

                  ***

           UNQUOTE

           In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.


                  If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                                        Very truly yours,

                                        AVSA, S.A.R.L.

                                        By:    /s/ Michele Lascaux
                                               -------------------
                                        Its:   Director Contracts

                                        Date:  November 24, 1998

Accepted and Agreed

US Airways Group, Inc.


By:    /s/ Thomas A. Fink
       ------------------
Its:   Treasurer

Date:  November 24, 1998




                                    APPENDIX 1 TO LETTER AGREEMENT NO.  8B


1        Manufacturer's Weight Empty and Operating Weight Empty

         At the time of this Agreement the Buyer's Manufacturer's Weight
         Empty and the Operating Weight Empty for the purposes of Subparagraph 4.6 and Paragraph 5 of this Letter Agreement are defined as follows:

         Manufacturer's Weight Empty as defined in the Specification
         Reference G.000.03000 Issue 6:                                            236,860 lb

         Specification Change for the fitting of PW4168A engines:                        0 lb

         Specification Change for the increase in Design Weights:                    3,750 lb
                                                                             ----------------
         Buyer's Manufacturer's Weight Empty according to the Preamble of this Letter Agreement and for the purposes of Subparagraph 4.6
         and Paragraph 5 of this Letter Agreement:                                 240,610 lb

         Specification changes as defined in Subparagraph 2.1 of
         this Appendix A:                                                            5,159 lb

         Operators Items as defined in Subparagraph 2.2 of
         this Appendix A:                                                           31,463 lb
                                                                             ----------------
         Operating Weight Empty of the A330-300 Aircraft for the purposes
         of Subparagraphs 3.1 through 3.8, inclusive, of this Letter Agreement:    277,232 lb


*Note As of the date hereof the Operating Weight Empty has not been completely defined. The payloads and fuel burns guaranteed in Paragraph 3 are based on the estimated Operating Weight Empty as shown above. This Operating Weight Empty is based on a three class layout (6F/36B/224Y) to drawing number AI.330-25.4014A.

2        Specification Changes and Operators Items

2.1      Weight of Specification Changes

         As of the date of this draft the complete list of the Buyer's
         Specification Changes is unknown. It is estimated that the weight of such Specification Changes is :

         Cabin changes:                                                              1,550 lb
         Allowance for Specification Changes                                         3,609 lb
                                                                             ----------------
         Total                                                                       5,159 lb

3.1      Weights of Operators Items

         Oil for engines and APU:                                                      278 lb
         Unusable fuel:                                                                732 lb
         Water for galleys and toilets:                                              1,543 lb
         Waste tank pre-charge:                                                         79 lb
         Aircraft documents and tool kits:                                             101 lb
         Passenger seats and life jackets:                                          12,359 lb
         Galley structure and fixed equipment:                                       3,743 lb
         Catering and service equipment:                                             6,993 lb
         Emergency equipment:                                                        1,554 lb
         Containers                                                                  1,650 lb
         Crew and bags:                                                              2,429 lb
                                                                              ---------------
         Total Operators Items                                                      31,463 lb





                          LETTER AGREEMENT NO. 8C





                                             As of November 24, 1998

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:      A340-200 PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen:

         US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8C (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the A340-200 Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, as to each A340-200 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A340-200 Aircraft in its capacity as "Buyer" as aforesaid under the said Guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of such A340-200 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

         Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

         QUOTE

         PREAMBLE

         The guarantees defined below (the "Guarantees") are applicable to the A340-200 Aircraft as described in the Technical
         Specification F.000.02000 Issue 6 dated 15th January 1997 (the "Specification") without taking into account any further changes thereto as provided in the Agreement.

         Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.


1        MISSION GUARANTEE

1.1 The A340-200 Aircraft will be capable of carrying a fixed zero fuel weight of 350,000 lb over a guaranteed still air stage distance of not less than *** nautical miles when operated under the conditions defined below:

1.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction.

1.1.2 An allowance of 2,570 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 77(degree)F.

1.1.3 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

1.1.4 An allowance of 490 lb of fuel is included for approach and landing at the destination airport.

1.1.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 1.1.3 above.

1.1.6 At the end of approach and landing 28,330 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

              1)    En-route reserves - 10% of flight time
              2)    Missed approach
              3) Diversion in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude
              4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10(degree)C conditions.


2        MANUFACTURER'S WEIGHT EMPTY

2.1      The Seller guarantees a Buyer's Manufacturer's Weight Empty of ***

2.2      For the purposes of this Paragraph 2 the Buyer's
         Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13-10.00.00 of the Specification and is subject to adjustment as defined in Subparagraph 6.2.

3        NOISE

3.1      External

3.1.1 The Seller guarantees that the A340-200 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1978, including Amendment 36-15 Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

3.2      Internal

3.2.1    Cockpit noise

         At a pressure altitude of 35,000 ft and a Mach number of M=0.82 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed ***.

3.2.2    Cabin noise

         At a pressure altitude of 35,000 ft and a Mach number of M=0.82 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed ***.

3.2.3 On the ground and under the conditions defined in Subparagraph 4.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed ***.


4        GUARANTEE CONDITIONS

4.1 The performance and noise certification requirements for the A340-200 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

4.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

4.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph
         5.3 below may be such as to optimize the A340-200 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

4.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971.

4.8      The sound levels guaranteed in Subparagraph 3.2:

              i) will be measured at the positions defined in Section 03-83.10 of the Specification

              ii) refer to an A340-200 Aircraft with standard acoustic
                  insulation and an interior completely furnished. The effect on noise of Buyer furnished equipment other than passenger seats will be the responsibility of the Buyer.

4.9 For the purposes of the sound levels guaranteed in Subparagraph 3.2.3 the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degree)C.

5        GUARANTEE COMPLIANCE

5.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2 Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3 Compliance with those parts of the Guarantees defined in Paragraph 1 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A340 aircraft of the same aerodynamic configuration as the A340-200 Aircraft and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the A340-200 Aircraft.

5.4 Compliance with the Manufacturer's Weight Empty guarantee defined in Paragraph 2 will be demonstrated with reference to a weight compliance report.

5.5      Compliance with the noise guarantees defined in Subparagraph
         3.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A340 aircraft of an acoustically similar standard as the A340-200 Aircraft.

5.6 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.7 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.8 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A340-200 Aircraft.

6        ADJUSTMENT OF GUARANTEES

6.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A340-200 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

6.2 The Guarantees apply to the A340-200 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of :

              a) Any further configuration change which is the subject of a SCN
              b) Variation in actual weights of items defined in Section 13-10 of the Specification
              c) Changes required to obtain certification which cause changes to the performance or weight of the A340-200 Aircraft

7.       EXCLUSIVE GUARANTEES

         The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.       UNDERTAKING; REMEDIES

         ***

         UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                                        Very truly yours,

                                        AVSA, S.A.R.L.

                                        By:      /s/ Michele Lascaux
                                                 -------------------
                                        Its:     Director Contracts

                                        Date:    November 24, 1998

Accepted and Agreed

US Airways Group, Inc.


By:     /s/ Thomas A. Fink
        ------------------
Its:    Treasurer

Date:   November 24, 1998



                          LETTER AGREEMENT NO. 8D





                                                 As of November 24, 1998

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:                          A340-300 PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen:

         US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8D (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the A340-300 Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, as to each A340-300 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A340-300 Aircraft in its capacity as "Buyer" as aforesaid under the said Guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of such A340-300 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

         Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

         QUOTE

         PREAMBLE

         The guarantees defined below (the "Guarantees") are applicable to the A340-300 Aircraft as described in the Technical Specification F.000.03000 Issue 6 dated 15th January 1997 ("the Specification") as amended by a Specification Change Notice for the increase in the Design Maximum Take-Off Weight to 606,270 lb (275,000 kg) without taking into account any further changes thereto as provided in the Agreement.

         Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.


1        MISSION GUARANTEE

1.1 The A340-300 Aircraft will be capable of carrying a fixed zero fuel weight of 370,000 lb over a guaranteed still air stage distance of not less than *** nautical miles when operated under the conditions defined below:

1.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction. The destination airport conditions are such as to allow the required landing weight to be used without restriction.

1.1.2 An allowance of 2,570 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 77(degree)F.

1.1.3 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.82 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will
         be 250 knots CAS.

1.1.4 An allowance of 490 lb of fuel is included for approach and landing at the destination airport.

1.1.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 1.1.3 above.

1.1.6 At the end of approach and landing 27,810 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

              1)     En-route reserves - 10% of flight time
              2)     Missed approach
              3) Diversion in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude
              4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10(degree)C conditions.


2        MANUFACTURER'S WEIGHT EMPTY

2.1      The Seller guarantees a Buyer's Manufacturer's Weight Empty of ***

2.2      For the purposes of this Paragraph 2 the Buyer's
         Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13-10.00.00 of the Specification and is subject to adjustment as defined in Subparagraph 6.2.

3        NOISE

3.1      External

3.1.1 The Seller guarantees that the A340-300 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1978, including Amendment 36-15 Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

3.2      Internal

3.2.1    Cockpit noise

         At a pressure altitude of 35,000 ft and a Mach number of M=0.82 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech
         Interference Level (SIL) will not exceed ***.

3.2.2    Cabin noise

         At a pressure altitude of 35,000 ft and a Mach number of M=0.82 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech
         Interference Level (SIL) will not exceed ***.

3.2.3 On the ground and under the conditions defined in Subparagraph 4.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed ***.


4        GUARANTEE CONDITIONS

4.1 The performance and noise certification requirements for the A340-300 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

4.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

4.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the A340-300 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

4.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971.

4.8      The sound levels guaranteed in Subparagraph 3.2:

              i) will be measured at the positions defined in Section 03-83.10 of the Specification
              ii) refer to an A340-300 Aircraft with standard acoustic insulation and an interior completely furnished. The effect on noise of Buyer furnished equipment other than passenger seats will be the responsibility of the Buyer.

4.9      For the purposes of the sound levels guaranteed in Subparagraph
         3.2.3 the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degree)C.


5        GUARANTEE COMPLIANCE

5.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2 Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3 Compliance with those parts of the Guarantees defined in Paragraph 1 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A340 aircraft of the same aerodynamic configuration as the A340-300 Aircraft and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the A340-300 Aircraft.

5.4 Compliance with the Manufacturer's Weight Empty guarantee defined in Paragraph 2 will be demonstrated with reference to a weight compliance report.

5.5 Compliance with the noise guarantees defined in Subparagraph 3.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A340 aircraft of an acoustically similar standard as the A340-300 Aircraft.

5.6 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.7 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.8 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A340-300 Aircraft.


6         ADJUSTMENT OF GUARANTEES

6.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A340-300 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

6.2 The Guarantees apply to the A340-300 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of :
              a) Any further configuration change which is the subject of a SCN
              b)     Variation in actual weights of items defined in
                     Section 13-10 of the Specification
              c) Changes required to obtain certification which cause changes to the performance or weight of the A340-300 Aircraft

3        EXCLUSIVE GUARANTEES

         The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.


3        UNDERTAKING; REMEDIES

         ***

         UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                                       Very truly yours,

                                       AVSA, S.A.R.L.

                                       By:      /s/ Michele Lascaux
                                                -------------------
                                       Its:     Director Contracts

                                       Date:    November 24, 1998

Accepted and Agreed

US Airways Group, Inc.


By:     /s/ Thomas A. Fink
        ------------------
Its:    Treasurer

Date:   November 24, 1998



                           LETTER AGREEMENT NO. 9



                                                As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: ***

Ladies and Gentlemen:

         US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, under its arrangement with the Manufacturer, has negotiated and obtained the following *** from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby warrants the performance by the Manufacturer of the Manufacturer's obligations and hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller as aforesaid under the said *** and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that the Seller has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms used in the following quoted provisions and not otherwise defined therein will have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

1.      ***

1.1     ***

1.2     ***

1.3     ***

2.      ***

3.      ***

4.      ***

4.1     ***

4.2     ***

4.3     ***

5       ***

5.1     ***

5.2     ***

6.      ***

7.      ***

7.1     ***

7.2     ***

7.3     ***

8.      ***

        UNQUOTE

        In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions contained in Clause 12 of the Agreement will apply to the foregoing ***

        ASSIGNMENT

        This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

        If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                           Very truly yours,

                                           AVSA, S.A.R.L.


                                           By:      /s/ Michele Lascaux
                                                    -------------------
                                           Its:     Director Contracts

                                           Date:    November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By:     /s/ Thomas A. Fink
        ------------------
Its:    Treasurer

Date:   November 24, 1998


                                                          APPENDIX 1

***


                                                          APPENDIX 2


***



                          LETTER AGREEMENT NO. 10




                                                As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:     ***

Ladies and Gentlemen:

        US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

        Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

        The Seller, under its arrangement with the Manufacturer, has negotiated and obtained the following *** from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby warrants the performance by the Manufacturer of the Manufacturer's obligations and hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller as aforesaid under the said *** and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that the Seller has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms used in the following quoted provisions and not otherwise defined therein will have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

1.       ***

1.1      ***

1.2      ***

1.2.1    ***

1.2.2    ***

1.3      ***

1.4      ***

2.       ***

2.1      ***

2.2      ***

2.3      ***

2.4      ***

2.5      ***

2.6      ***

2.6.1    ***

2.6.2    ***

2.7      ***

3.       ***

 4.      ***

4.1      ***

4.1.1    ***

 4.1.2   ***

4.2      ***

5.       ***

5.1      ***

5.2      ***

6.       ***

7.       ***

         UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions contained in Clause 12 of the Agreement will apply to the foregoing ***.

         ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                                          Very truly yours,

                                          AVSA, S.A.R.L.


                                          By:      /s/ Michele Lascaux
                                                   -------------------
                                          Its:     Director Contracts

                                          Date:    November 24, 1998


Accepted and Agreed

US Airways Group, Inc.


By:     /s/ Thomas A. Fink
        ------------------
Its:    Treasurer

Date:   November 24, 1998


                                                               APPENDIX 1


***


                                                               APPENDIX 2


***



                          LETTER AGREEMENT NO. 11


                                                As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:     PREDELIVERY PAYMENTS

Ladies and Gentlemen:

        US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

        Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


1.      ***

2.      ***

3.      ASSIGNMENT

        This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


        If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                      Very truly yours,

                                      AVSA, S.A.R.L.


                                      By:      /s/ Michele Lascaux
                                               -------------------
                                      Its:     Director Contracts

                                      Date:    November 24, 1998
Accepted and Agreed
US Airways Group, Inc.



By:     /s/ Thomas A. Fink
        ------------------
Its:    Treasurer

Date:   November 24, 1998



                                  Table 1

Predelivery Payment Reference Prices for All A330-200 Aircraft

***

Predelivery Payment Reference Prices for All A330-300 Aircraft

***

Predelivery Payment Reference Prices for All A340-200 Aircraft

***

Predelivery Payment Reference Prices for All A340-300 Aircraft

***



                          LETTER AGREEMENT NO. 12




                                                  As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:     ***

Ladies and Gentlemen:

        US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 12 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

        Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

        The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following *** from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer and the Buyer hereby accepts, as to each Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such Aircraft in the Seller's capacity as "Buyer" as aforesaid under the said *** and the Seller subrogates the Buyer into all such rights and obligations in respect of such Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

        Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

QUOTE

1        ***

1.1      ***

1.2      ***

1.3      ***

1.4      ***

2        ***

2.1      ***

2.2      ***

2.3      ***

2.4      ***

2.5      ***

3        ***

3.1      ***

3.1.1    ***

3.2      ***

4        ***

4.1      ***

4.2      ***

4.3      ***

4.4      ***

4.5      ***

4.6.1    ***

4.6.2    ***

4.6.3    ***

5        ***

5.1      ***

5.2      ***

5.2.1    ***

5.3      ***

5.3.1    ***

5.3.2    ***

6        ***

6.1      ***

6.2      ***

6.3      ***

6.4      ***

7        ***

7.1      ***

7.2      ***

8        ***

8.1      ***

8.2      ***

8.3      ***

8.4      ***

9        ***

9.1      ***

9.2      ***

UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 7 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing ***.

ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                          Very truly yours,


                                          AVSA, S.A.R.L.


                                          By:    /s/ Michele Lascaux
                                                 -------------------
                                          Its:   Director Contracts

                                          Date:  November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By:      /s/ Thomas A. Fink
         ------------------
Its:     Treasurer

Date:    November 24, 1998



                                                          APPENDIX A

***



                          LETTER AGREEMENT NO. 13




                                                As of November 24, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:      TECHNICAL DISPATCH RELIABILITY GUARANTEE

Ladies and Gentlemen:

         US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 13 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, under its arrangement with the Manufacturer, has negotiated and obtained the following Technical Dispatch Reliability Guarantee from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of its obligations under this Technical Dispatch Reliability Guarantee and hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller as aforesaid under the said Technical Dispatch Reliability Guarantee, and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms used in the following quoted provisions and not otherwise defined therein will have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

         QUOTE

1.       SCOPE, COMMENCEMENT, DURATION

         This dispatch reliability guarantee (the "Guarantee") extends to the Aircraft fleet, will commence with delivery of the first Aircraft and will remain in force for a period of *** years (the "Term"), ***.
2.       DEFINITION

2.1      Revenue Flight

         A "Revenue Flight" is a flight as stipulated in the Buyer's time table, and any scheduled charter flight of the Aircraft.

2.2      Aircraft Inherent Malfunction

         An "Aircraft Inherent Malfunction" is a condition whereby maintenance action is necessary to reestablish serviceability of the Aircraft.

2.3      Dispatched

         An Aircraft will be deemed to have been "Dispatched" when it leaves the gate for a Revenue Flight.

2.4      Chargeable Delay

         A "Chargeable Delay" will be deemed to have occurred when, by more than fifteen (15) minutes and for reasons other than those defined under "Excluded Delay," a primary Aircraft Inherent Malfunction causes a Revenue Flight to depart later than the scheduled departure time.

2.5      Excluded Delay

         Any delay which is not a Chargeable Delay is an "Excluded Delay." Excluded Delays are specifically excluded from this Guarantee, even if consequently the Aircraft is subject to a delay. These Excluded Delays include delays in scheduled departure due to:

         -        SERVICING - NO CORRECTIVE MAINTENANCE PERFORMED
                  Struts
                  Oil
                  Hydraulic fluid
                  Lubrication
                  All servicing activities that do not require the mechanic to physically adjust or replace or defer structural repair and replace hardware/software
                  Fueling related
                  Deicing
                  Water and waste
                  Sanitizing / flushing
                  Moisture condensation
                  Printer paper replacement
                  Routine cleaning
                  Tire pressure servicing

         -        PRECAUTIONARY MAINTENANCE - NO CORRECTIVE MAINTENANCE
                  PERFORMED
                  Hydraulic leaks - within limits
                  Fuel leak - within limits
                  Manual closing or cycling passenger/crew/cargo door Decals/paint/appearance items
                  Passenger amenity lamps
                  Tires - worn past limits
                  Brakes - worn past limits
                  Resetting circuit breakers - no corrective maintenance performed according to FAA-approved FCOM

         -        SCHEDULED MAINTENANCE ACTIVITIES
                  COMPLETION OF SCHEDULED / PLANNED WORK CONTENT OF SCHEDULED:
                  Maintenance checks
                  Maintenance set-ups

         -        PARTS DELAYS AND CANCELLATIONS

         -        EXTERNAL FORCE DAMAGE : AIRCRAFT DAMAGE/LIGHTNING STRIKES,
                  ETC.

         -        KNOWN PERSONNEL ERROR

         -        SECONDARY DELAY / CANCELLATION :
                  A previous delay(s) or cancellation(s) of subsequent scheduled flights on the same day caused by the same problem that caused the primary delay(s) or cancellation(s).

         - Delays caused by systems or components being designated as "Go if" in the Minimum-Equipment List (MEL) as approved by the Buyer's airworthiness authorities for the Buyer's operation of the Aircraft.

         -        Delays attributable to the Propulsion Systems.

2.6      Cancellation

         A "Cancellation" occurs when a Revenue Flight does not take place. The cancellation of any or all of the flight legs of a multi-leg flight constitutes only one (1) Cancellation. One (1) Cancellation is counted as one (1) event.

2.7      Achieved Dispatch Reliability

         "Achieved Dispatch Reliability" is the actual Dispatch Reliability obtained by the Aircraft fleet in regular revenue service and adjusted to the clauses of this Guarantee.

         Achieved Dispatch Reliability, expressed as a percent, will be computed every three months ("the Computation Period") and will be compared to the Guaranteed Dispatch Reliability level (as defined in Paragraph 3) at the end of each Computation Period.


                                       Total number of  Revenue Flights
                                       without Chargeable Delays or
         Achieved                      Cancellations during the
         Dispatch             =        Computation Period              X 100
         Reliability                  -------------------------------
                                       Total number of  Scheduled Revenue
                                       Flights during the Computation Period

3.       GUARANTEE

         The Seller guarantees the "Guaranteed Dispatch Reliability," set forth below in Subparagraph 3.1 and 3.2.

3.1      First *** of  Guarantee

         The Seller guarantees that, from the first three-month Computation Period following delivery of the first Aircraft and for Aircraft in commercial service, an Aircraft available for dispatch will, on average, have a *** percent probability of being dispatched without a Chargeable Delay. This probability will be maintained until the end of the *** year of operation of the Aircraft fleet following delivery of the first Aircraft.

3.2      *** Years of Guarantee

         The Seller guarantees that, from the first three-month Computation Period after the beginning of the *** year of operation of the Aircraft fleet in commercial service until the end of the *** year, an Aircraft available for dispatch will, on average, have a *** percent probability of being Dispatched without a Chargeable Delay.

3.3      Remaining Years of Guarantee

         *** from the first three-month Computation Period after the beginning of the *** year of operation of the Aircraft fleet in commercial service, until the end of the Term, the Seller will guarantee that an Aircraft available for dispatch will, on average, have a *** probability of being Dispatched without a Chargeable Delay. ***

4.       BUYER'S AND SELLER'S OBLIGATION

4.1      Buyer's and Seller's Obligations

         The Buyer's and Seller's specialists will mutually agree on the details of a Chargeable Delay reporting procedure not later than three (3) months before delivery of the first Aircraft.

4.2      Buyer's Obligations

         a) The Buyer will regularly submit Chargeable Delay data on a monthly basis not later than twenty (20) days after the end of the reporting month. Such data must contain detailed information on delays and Cancellations to allow the Seller to assess the nature of system or component malfunctions.

         b) The Buyer will notify the Seller at any time that the Achieved Dispatch Reliability is below the Guaranteed Dispatch Reliability Level. After such notice, the Seller will promptly take corrective actions. Upon request, all reasonably necessary additional detailed operational and engineering information will be provided by the Buyer in order to allow the Seller to determine the necessary action.

         c) The Buyer will incorporate in and apply to the Aircraft the procedures and modifications recommended by the Seller to the extent necessary in order to improve the Achieved Dispatch Reliability. Said modifications will be incorporated and such procedures will be applied as soon as is reasonably possible, consistent with the Buyer's maintenance program, following receipt of instructions and parts (if applicable) by the Buyer, provided that:

                  i) the effect of such a procedure or modification is substantiated to the Buyer's satisfaction,

                  ii) application of such a procedure or modification is economical and practical as determined by the Buyer's customary analysis practice, and

                  iii)     ***

                  In the event of a disagreement between the Seller and the Buyer as to the effectiveness of procedures or modifications proposed by the Seller to increase the achieved level, the Buyer will demonstrate to the Seller that pursuant to its analysis, such a modification or procedure is not effective.

                  Notwithstanding the Buyer's obligations above, the Buyer may, at its option, decline to install such modification or decline to follow such revised procedures as are referred to above. If the Buyer so declines, the Seller may adjust the Guaranteed Dispatch Reliability Level downwards by an amount consistent with the improvement in the Achieved Dispatch Reliability Level, based on reasonable substantiation to the Buyer and on other operators' experience, if any, that of the reliability benefits of such modification or such revised procedures are expected to cause.

         d) Furthermore, the Buyer agrees to set its Aircraft fleet technical dispatch reliability goals as shown in the Buyer's regular reliability report (or equivalent) at a level equal to or greater than the Guaranteed Dispatch Reliability Level, so that both the Buyer's and Seller's technical staff can aggressively pursue attainment of the Guaranteed Dispatch Reliability Level.

4.3      Seller's Obligations

         During the Term, the Seller will provide technical and operational analyses of delays and cancellations and will develop corrections intended to reduce delays and, in the event that the Achieved Dispatch Reliability is below the Guaranteed Dispatch Reliability Level the Seller will, not later than six (6) months where practicable after notification by the Buyer and at no charge to the Buyer :

         a) provide modified Manufacturer's items, either hardware of software, to improve Achieved Dispatch Reliability,

         b) make recommendations concerning the Aircraft operation and maintenance programs, publications, and policies to improve Achieved Dispatch Reliability,

         c) assist the Buyer to cause Vendors action to improve the Achieved Dispatch Reliability.

5.       ADJUSTMENT

         Any design, certification, regulatory, organizational structure or Aircraft operation changes outside the Seller's control that may have an effect upon the operation and dispatch characteristics of the Aircraft will be cause for reevaluation or adjustment of this Guaranteed Dispatch Reliability Level by mutual agreement between the Buyer and the Seller.

6.       ACHIEVED DISPATCH RELIABILITY REVIEW MEETINGS

         An Achieved Dispatch Reliability review meeting between the Seller's and the Buyer's representatives will be scheduled at the end of each six (6) month period of Aircraft operation, or at some other period to be mutually agreed. Representatives of the Buyer and the Seller will participate in the meeting and will:

         a)       review current Achieved Dispatch Reliability,

         b) eliminate unsupported or non-Aircraft-inherent delay claims from delay records to compute Achieved Dispatch Reliability,

         c)       consider corrective action, if required,

         d) review the Buyer's incorporation of modifications as stated in Subparagraph 4.2 of this Letter Agreement and requirements, if any, for reduction of the Guaranteed Dispatch Reliability Level,

         e) review possible design, certification, regulatory, organizational structure or Aircraft operation changes and requirements, if any, necessitating adjustment of the Guaranteed Dispatch Reliability Level.

7.       LIABILITY LIMITATION

         The Seller's liability for failure to meet the Dispatch
         Reliability Guarantee values will be governed solely by the terms of this Dispatch Reliability Guarantee.

         UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 7 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing Technical Dispatch Reliability Guarantee.

         ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.



         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                          Very truly yours,

                                          AVSA, S.A.R.L.


                                          By:      /s/ Michele Lascaux
                                                   -------------------
                                          Its:     Director Contracts

                                          Date:    November 24, 1998



       Accepted and Agreed

       US Airways Group, Inc.

       By:     /s/ Thomas A. Fink
               ------------------
       Its:    Treasurer

       Date:   November 24, 1998



                          LETTER AGREEMENT NO. 14


                                                 As of November 24, 1998


       US Airways Group, Inc.
       2345 Crystal Drive
       Arlington, VA 22227

       Re:        SPARES SUPPORT

       Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 14 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


       1.    ***

       2.    ASSIGNMENT

       This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.


                  If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                         Very truly yours,

                                         AVSA, S.A.R.L.


                                         By:      /s/ Michele Lascaux
                                                  -------------------
                                         Its:     Director Contracts

                                         Date:    November 24, 1998


       Accepted and Agreed

       US Airways Group, Inc.



       By:        /s/ Thomas A. Fink
                  ------------------
       Its:       Treasurer

       Date:      November 24, 1998



                          LETTER AGREEMENT NO. 15


                                                  As of November 24, 1998


       US Airways Group, Inc.
       2345 Crystal Drive
       Arlington, VA 22227

       Re:        CERTIFICATION

       Ladies and Gentlemen:

                  US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A330/A340 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 15 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

                  Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


  1.     STANDARD AIRWORTHINESS CERTIFICATE

         Pursuant to Subclause 2.3 of the Agreement, the Seller is required to deliver each Aircraft with the Certificate of Airworthiness for Export issued by the DGAC for the Aircraft, and in a condition enabling the Buyer (or an eligible person under then applicable law) to immediately obtain at the time of delivery a US Standard Airworthiness Certificate issued by the DGAC, as the representative of the FAA, pursuant to Part 21 of the US Federal Aviation Regulations, and ***.

         ***

 2.      ***

         Pursuant to Subclause 2.3 of the Agreement, the Seller is required to deliver the Aircraft in a condition enabling the Buyer to obtain at time of delivery of the first A330 Aircraft and first A340 Aircraft ***.

         ***

         3.       ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses
         19.5 and 19.6 of the Agreement will apply to this Letter
         Agreement.


         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                      Very truly yours,

                                      AVSA, S.A.R.L.


                                      By:      /s/ Michele Lascaux
                                               -------------------
                                      Its:     Director Contracts

                                      Date:    November 24, 1998


       Accepted and Agreed

       US Airways Group, Inc.


       By:        /s/ Thomas A. Fink
                  ------------------
       Its:       Treasurer

       Date:      November 24, 1998